UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a Party other than the Registrant [ ]

 Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the  Commission  Only (as  permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


                            HARVEY ELECTRONICS, INC.
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)

            ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                            HARVEY ELECTRONICS, INC.
                                205 Chubb Avenue
                               Lyndhurst, NJ 07071


September 21, 2006

Dear Stockholder:

As you may know, in May 2006, we sent to you an invitation and a Proxy soliciting your vote approving an investment in Harvey sponsored by Trinity
Investment Partners. Unfortunately, less than a majority of the shareholders voted directly and we were unable to garner the requisite majority of votes in favor of the transaction. Accordingly, and as we announced in a press release, we cancelled the Annual Meeting scheduled for July 2006.

We are again asking that you join us at our annual meeting of stockholders on Friday, October 27, 2006 to approve these several important matters.

On behalf of the Board of Directors, we are urging you to vote in favor of the following proposals:

o a transaction will result in a $4 million cash investment in the Company, and the issuance, among other things, of (i) 4,000 shares of 8% Series B Convertible Preferred Stock (the "Series B Stock"), convertible at $0.70 per share into 5,714,286 shares of our common stock, and (ii) Series A Warrants to purchase 1,714,285 shares of our common stock, with an exercise price of $1.40 per share;

o an amendment to our Certificate of Incorporation to, among other things, add a new class of Series B Preferred Stock and increase the Company's authorized number of shares of common stock to accommodate the transaction described above;

o an amendment to our bylaws to, among other things, provide for a staggered board of directors and limitations on the removal of directors;

o    the election of nine directors;

o a proposed employment agreement with D. Andrew Stackpole to become Chairman of the Board upon the closing of the Transaction;

o the authorization of our Board of Directors to effect a one-for-four reverse stock split of our outstanding common shares, to attempt to comply with NASDAQ listing requirements. Note that this reverse stock split, if approved, will also be reflected in the terms of the Series B Stock Transaction, as all conversion prices, share and warrant figures will be appropriately adjusted;

o the ratification of the Audit Committee's decision to retain BDO Seidman, LLP as independent registered public accountants for the fiscal year ending October 28, 2006.

Your approval of the Trinity-led investment and the increase in our authorized shares to accommodate it, are vitally important to the future of the Company. We have recently announced sales and operating results for third fiscal quarter that ended in July. These results were not good, as the Company has experienced a significant decline in sales revenue. The decline in revenue has strained the Company's liquidity and capital resources. Webster Bank, our secured lender, and our loyal vendors of product have been supportive, and have given accommodations to the Company. This support has been provided to the Company with a specific view towards, and with the expectation of, a closing of the Trinity-led investment and receipt of new capital into the Company.

If you, the stockholders, do not approve all of the proposals relating to the Trinity-led investment, then we will be unable to complete the private placement and will not receive the much needed funds. Considering the current strain on the Company's working capital, I can give you no assurance that Harvey Electronics will be able to regain profitability, or perhaps even continue its operations in its present form, without this needed financing.

The Directors believe that with the investment led by Trinity, together with Management support provided by Trinity and the new Directors, that Harvey has a bright future. The investors are proposing six new members of a new Board of Directors to assist Management with the development of the business. These individuals have long experience and have enjoyed great success in managing branded products, in Internet sales and marketing, and investment banking. The resumes of the investors' Board appointees are included in this Proxy Statement and we urge you to review them carefully.

Whether or not you attend the meeting in person, it is vitally important that your shares be represented. You can vote by Internet or a toll-free telephone or by mail, by returning the enclosed proxy card. If you have any questions on how to vote, please call The Altman Group, the firm assisting us in this solicitation at 800-331-6359.

If you have any other questions in this regard, you are welcome to call me at any time.

                                    /s/ Michael E. Recca
                                    -------------------------------------
                                    Michael E. Recca
                                    Chairman

                            HARVEY ELECTRONICS, INC.
                                205 Chubb Avenue
                               Lyndhurst, NJ 07071


                                NOTICE OF ANNUAL
                          MEETING OF STOCKHOLDERS TO BE
                HELD AT 10:00 A.M. LOCAL TIME ON OCTOBER 27, 2006

To the Stockholders of HARVEY ELECTRONICS, INC.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of HARVEY ELECTRONICS, INC. (the "Company") will be held on Friday, October 27, 2006 (the "Meeting Date"), at 10:00 A.M. local time at the office of Ruskin Moscou Faltischek, P.C., 1425 Reckson Plaza, East Tower, 15th Floor, Uniondale, New York 11556-1425 for the following purposes:

1. To approve a transaction (the "Transaction") involving (A) the sale and issuance to certain institutional and other accredited investors, for an aggregate cash purchase price of $4,000,000, of: (i) 4,000 shares of 8% Series B Convertible Preferred Stock (the "Series B Stock"), each with a stated value of $1,000, convertible at $0.70 per share into 5,714,286 shares of the Company's common stock, and (ii) Series A Warrants to purchase 1,714,285 shares of the Company's common stock, with an exercise price of $1.40 per share; (B) the payment of consulting services of (i) Series B Warrants to purchase 2,000,000 shares of the Company's common stock, with an exercise price of $0.70 per share, and (ii) Series C Warrants to purchase 3,500,000 shares of the Company's common stock, with an exercise price of between $0.80 and $1.70 per share in ten equal tranches, with the exercise price increasing by $0.10 in each tranche; and
     (C) the payment of a placement agent fee of 10% of the cash purchase price to be paid as follows (i) 350 shares of Series B Stock, and (ii) $50,000 in cash to be donated by the placement agent to a charity of its choice;

2. To consider and vote upon a proposal to amend and restate the Company's Certificate of Incorporation to, among other things, add a new class of Series B Preferred Stock and increase the Company's authorized number of shares of common stock to accommodate the Transaction;

3. To consider and vote upon a proposal to amend and restate the Company's bylaws to, among other things, provide for a staggered board of directors and limitations on the removal of directors;

4.   To elect nine directors;

5. To consider and vote upon a proposed employment agreement with D. Andrew Stackpole (the "Employment Agreement"), to become Chairman of the Board upon the closing of the Transaction;

6. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation in order to effect a one-for-four reverse stock split (the "Reverse Split") of the Company's outstanding common shares;

7. To ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accountants for the fiscal year ending October 28, 2006; and

8. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on September 20, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, and only holders of record of shares of the Company's Common Stock at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of stockholders entitled to vote at the Meeting shall be available at the offices of the Company during ordinary business hours from September 20, 2006 until the Meeting Date for examination by any stockholder for any purpose germane to the Meeting. This list will also be available at the Meeting.

All stockholders are cordially invited to attend the Meeting in person. However, whether or not you expect to be present at the Meeting, you are urged to mark, sign, date and return the enclosed Proxy, which is solicited by the Board of Directors, as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Meeting. The shares represented by the Proxy will be voted according to your specified response. The Proxy is revocable and will not affect your right to vote in person in the event you attend the Meeting.

Enclosed is a copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended October 29, 2005.

                                      By Order of the Board of Directors

                                      Joseph J. Calabrese, Secretary

Lyndhurst, New Jersey
September 21, 2006


-------------------------------------------------------------------------------
PLEASE FILL IN, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. BY DOING SO, YOU MAY SAVE HARVEY ELECTRONICS, INC. THE EXPENSE OF A SECOND MAILING. IF YOU LATER DECIDE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.
-------------------------------------------------------------------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Transaction, passed upon the fairness or the merits of the Transaction or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.


                            HARVEY ELECTRONICS, INC.
                                205 Chubb Avenue
                               Lyndhurst, NJ 07071
                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
             TO BE HELD AT 10:00 A.M. LOCAL TIME ON OCTOBER 27, 2006

                                  INTRODUCTION

This Proxy Statement is being furnished to the stockholders of HARVEY ELECTRONICS, INC. ("Harvey" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2006 Annual Meeting of Stockholders (the "Meeting") to be held on Friday, October 27, 2006 (the "Meeting Date"), at 10:00 a.m. local time at the office of Ruskin Moscou Faltischek, P.C. located at 1425 Reckson Plaza, East Tower, 15th Floor, Uniondale, New York 11556-1425, and at any adjournment thereof. The Board of Directors has set September 20, 2006, at the close of business, as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. This Proxy Statement and the accompanying form of Proxy were first sent to stockholders on or about September 21, 2006.

A form of Proxy for use at the Meeting accompanies this Proxy Statement. You may ensure your representation at the Meeting by completing, signing, dating and promptly returning the enclosed form of Proxy. A return envelope, with postage prepaid, has been provided for your convenience.

You may revoke your Proxy at any time before it is actually voted at the Meeting by giving notice of revocation in writing to the Secretary of the Company or by attending the Meeting and giving notice of revocation in person. You may also change your vote by either executing and returning to the Company a later-dated form of proxy or voting, in person, at the Meeting. Attendance at the Meeting, in and of itself, will not constitute a revocation of the Proxy.

The entire cost of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. It is anticipated that the cost of solicitation will equal approximately $65,000. Such amount is believed to be the customary amount expended for a solicitation relating to the matters set forth in this Proxy Statement and will include the cost of supplying necessary additional copies of the solicitation materials and, upon request by record holders, the Company's 2005 Annual Report on Form 10-K (the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for forwarding such materials and the Annual Report to such beneficial owners.

The shares entitled to vote at the Meeting consist of shares of Common Stock, $.01 par value per share (the "Common Stock"), with each share entitling the holder of record to one vote. As of the Record Date, there were 3,995,084 shares of Common Stock outstanding. A quorum for the Meeting is a majority of the outstanding shares of Common Stock and, therefore, the holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum to vote on all matters. Shares of Common Stock represented by properly executed proxies that are received by the Company prior to the Meeting will be counted toward the establishment of a quorum for the Meeting. The shares of Common Stock represented by a properly executed Proxy that are received prior to the Meeting will be voted in accordance with your directions as to:

     1. To approve the Transaction, which involves (A) the sale and issuance to certain institutional and other accredited investors, for an aggregate cash purchase price of $4,000,000, of: (i) 4,000 shares of Series B Stock, each with a stated value of $1,000, convertible at $0.70 per share into 5,714,286 shares of the Company's common stock, and (ii) Series A Warrants to purchase 1,714,285 shares of the Company's common stock, with an exercise price of $1.40 per share; (B) the payment of consulting services of (i) Series B Warrants to purchase 2,000,000 shares of the Company's common stock, with an exercise price of $0.70 per share, and (ii) Series C Warrants to purchase 3,500,000 shares of the Company's common stock, with an exercise price of between $0.80 and $1.70 per share in ten equal tranches, with the exercise price increasing by $0.10 in each tranche; and (C) the payment of a placement agent fee of 10% of the cash purchase price to be paid as follows (i) 350 shares of Series B Stock, and (ii) $50,000 in cash to be donated by the placement agent to a charity of its choice;

     2. To consider and vote upon a proposal to amend and restate the Company's Certificate of Incorporation to, among other things, add a new class of Series B Preferred Stock and increase the Company's authorized number of shares of common stock to accommodate the Transaction;

     3. To consider and vote upon a proposal to amend and restate the Company's bylaws to, among other things, provide for a staggered board of directors and limitations on the removal of directors;

     4.   To elect nine directors;

     5.   To consider and vote upon the Employment Agreement;

     6. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation in order to effect a one-for-four reverse stock split (the "Reverse Split") of the Company's outstanding common shares;

     7. To ratify the appointment of BDO Seidman, LLP as the Company's independent registered public accountants for the fiscal year ending October 28, 2006; and

     8. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.


In the absence of direction, the shares of Common Stock represented by the Proxy will be voted in favor of these proposals.

                                     By Order of the Board of Directors

                                    Joseph J. Calabrese, Secretary

                                TABLE OF CONTENTS


                                                                          PAGE

CAUTIONARY STATEMENT CONCERNING
         FORWARD-LOOKING INFORMATION........................................5

CAUTIONARY STATEMENT CONCERNING REPRESENTATIONS AND
         WARRANTIES CONTAINED IN THE PURCHASE AGREEMENT OR
         IN THE ANCILLARY AGREEMENTS........................................5

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
         AND VOTING.........................................................6

PROPOSAL 1 - APPROVAL OF THE TRANSACTION....................................17

PROPOSAL 2 - APPROVAL OF AMENDED AND RESTATED
         CERTIFICATE OF INCORPORATION.......................................35

PROPOSAL 3 - APPROVAL OF AMENDED AND RESTATED BYLAWS........................37

PROPOSAL 4 - ELECTION OF DIRECTORS..........................................38

PROPOSAL 5 - APPROVAL OF STACKPOLE EMPLOYMENT AGREEMENT.....................42

PROPOSAL 6 - APPROVAL OF ONE-FOR-FOUR REVERSE STOCK SPLIT...................43

PROPOSAL 7 - RATIFICATION OF SELECTION OF
         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................48

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND
         CERTAIN BENEFICIAL OWNERS..........................................49

INFORMATION REGARDING OFFICERS AND DIRECTORS................................51

DIRECTOR COMPENSATION.......................................................56

EXECUTIVE COMPENSATION......................................................56

SEVERANCE AGREEMENTS........................................................57

PERFORMANCE GRAPH...........................................................61

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............................61

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS....................61

TRANSFER AGENT AND REGISTRAR................................................62

ANNUAL REPORT ON FORM 10-K..................................................62

QUARTERLY REPORT ON FORM 10-Q...............................................62

OTHER MATTERS...............................................................62

SOLICITATION OF PROXIES.....................................................63

STOCKHOLDERS PROPOSALS......................................................63


APPENDIX A -SECURITIES PURCHASE AGREEMENT...................................A-1

APPENDIX B - REGISTRATION RIGHTS AGREEMENT (INVESTORS)......................B-1

APPENDIX C - SERIES A WARRANT...............................................C-1

APPENDIX D - SERIES B WARRANT...............................................D-1

APPENDIX E - SERIES C WARRANT...............................................E-1

APPENDIX F - REGISTRATION RIGHTS AGREEMENT (TRINITY & STACKPOLE)............F-1

APPENDIX G - EMPLOYMENT AGREEMENT WITH D. ANDREW STACKPOLE..................G-1

APPENDIX H - CONSULTING AGREEMENT WITH TRINITY..............................H-1

APPENDIX I - AMENDED AND RESTATED CERTIFICATE OF INCORPORATION..............I-1

APPENDIX J - PLACEMENT AGENT AGREEMENT......................................J-1

APPENDIX K - AMENDED AND RESTATED BYLAWS....................................K-1

APPENDIX L - FAIRNESS OPINION...............................................L-1

APPENDIX M - AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT...............M-1

APPENDIX N - AMENDMENT TO CONSULTING AGREEMENT WITH TRINITY.................N-1

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

     This proxy statement, and the documents to which we refer you in this proxy statement, contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements appear in a number of places in this proxy statement and include statements regarding our intent, belief and current expectations with respect to, among other things, the expected completion and timing of the proposed transaction, the use of proceeds from the proposed transaction, and other information related to the transactions contemplated under the Securities Purchase Agreement and the ancillary agreements. The words "anticipate", "believe", "expect", "forecast", "guidance", "intend", "may", "plan", "project", "will" and other similar expressions generally identify forward-looking statements. While these forward-looking statements and the related assumptions are made in good faith and reflect our current judgment regarding the proposed transaction and the other transactions contemplated under the Securities Purchase Agreement and the ancillary agreements as well as the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. These statements are based upon a number of assumptions and estimates which are inherently subject to significant uncertainties and contingencies, many of which are beyond our control and reflect future business decisions which are subject to change. Some of these assumptions inevitably will not materialize, and unanticipated events will occur which will affect our results. Some important factors (but not necessarily all factors) that could negatively affect our revenues, growth strategies, future profitability and operating results, or that otherwise could cause actual results to differ materially from those expressed in or implied by any forward-looking statement, include the following:

o    the risk that the proposed transaction is not completed;

o changes in business and economic conditions and other adverse conditions in our markets;

o    increased competition;

o    increased labor and labor related costs and/or labor disruptions; and

o    our  ability  to  successfully   implement  our  renovation  and  expansion
     strategies.

    CAUTIONARY STATEMENT CONCERNING REPRESENTATIONS AND WARRANTIES CONTAINED
            IN THE PURCHASE AGREEMENT OR IN THE ANCILLARY AGREEMENTS

     You should not rely upon the representations and warranties in the Purchase Agreement or in any of the ancillary agreements or the descriptions of such representations and warranties in this proxy statement as statements of factual information about Harvey or the Investors. These representations and warranties were made only for purposes of the Purchase Agreement and the ancillary agreements, were made solely to us or to the other parties to the Purchase Agreement or the ancillary agreements as of the dates indicated therein and are subject to modification or qualification by other disclosures made by us in negotiating the terms of such agreements. The representations and warranties are reproduced and summarized in this proxy statement solely to provide information regarding the terms of such agreements and not to provide you with any other information regarding Harvey or the Investors. Information about Harvey can be found elsewhere in this proxy statement and in other public filings we make with the SEC. Information about the Investors can also be found elsewhere in this proxy statement.

                            HARVEY ELECTRONICS, INC.
                                205 Chubb Avenue
                               Lyndhurst, NJ 07071

           QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

     The following questions and answers address briefly some questions you may have regarding the annual meeting and the proposed transaction. These questions and answers may not address all questions that may be important to you as a stockholder of Harvey Electronics, Inc. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement. In this proxy statement, the terms "Harvey", "Company", "we", "our", "ours", and "us" refer to Harvey Electronics, Inc.

Why am I receiving these materials?

     We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Harvey Electronics, Inc. is soliciting your proxy to vote at our Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     We intend to mail this proxy statement and accompanying proxy card on or about September 21, 2006 to all stockholders of record entitled to vote at the annual meeting. We urge you to vote your shares, either by attending the annual meeting or completing the enclosed proxy card. As you are aware, the Company was forced to cancel its previously scheduled annual meeting as a result, in part, of insufficient response to its efforts to have stockholders vote on the proposals set forth herein (other than the Reverse Split).

What am I voting on?

     There are seven matters scheduled for a vote at the annual meeting:

     o Approval of the Transaction, which involves (A) the sale and issuance to certain institutional and other accredited investors, for an aggregate cash purchase price of $4,000,000, of: (i) 4,000 shares of Series B Stock, each with a stated value of $1,000, convertible at $0.70 per share into 5,714,286 shares of the Company's common stock, and (ii) Series A Warrants to purchase 1,714,285 shares of the Company's common stock, with an exercise price of $1.40 per share; (B) the payment of consulting services of (i) Series B Warrants to purchase 2,000,000 shares of the Company's common stock, with an exercise price of $0.70 per share, and (ii) Series C Warrants to purchase 3,500,000 shares of the Company's common stock, with an exercise price of between $0.80 and $1.70 per share in ten equal tranches, with the exercise price increasing by $0.10 in each tranche; and (C) the payment of a placement agent fee of 10% of the cash purchase price to be paid as follows (i) 350 shares of Series B Stock, and (ii) $50,000 in cash to be donated by the placement agent to a charity of its choice;

     o Approval of a proposal to amend and restate the Company's Certificate of Incorporation to, among other things, add a new class of Series B Preferred Stock and increase the Company's authorized number of shares of common stock to accommodate the Transaction;

     o Approval of a proposal to amend and restate the Company's bylaws to, among other things, provide for a staggered board of directors and limitations on the removal of directors;

     o    The election of nine directors;

     o    Approval of the Employment Agreement;

     o    Approval  of  a  proposal  to  amend  the  Company's   Certificate  of
          Incorporation in order to effect a one-for-four reverse stock split of the Company's outstanding common shares;

     o Ratification of the appointment of BDO Seidman, LLP as the Company's independent registered public accountants for the fiscal year ending October 28, 2006; and

     o If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

What is the Transaction described in Proposal 1?

     On April 17, 2006, we entered into a Securities Purchase Agreement as amended by Amendment No. 1 thereto dated September 8, 2006 (the "Purchase Agreement") with several institutional and other accredited investors (the "Investors") led by Trinity Investment Partners LLC ("Trinity"). Pursuant to the Purchase Agreement, we will receive $4,000,000 from the sale (the "Financing") of the Series B Stock. The Series B Stock is convertible into 5,714,286 shares of our common stock at $0.70 per share. The Investors will also be issued Series A seven-year warrants to purchase an aggregate of 1,714,285 shares of our common stock, exercisable at $1.40 per share. The dividend on the Series B Stock is payable annually in cash or stock at our option. The payment of the dividends is subject to bank approval. The rights, preferences and privileges of the holders of Series B Stock are set forth in the proposed Amended and Restated Certificate of Incorporation (the "Restated Certificate") annexed hereto as Appendix I.

     As part of the Transaction and relating to the Financing, we have also entered into a Consulting Agreement with Trinity (Appendix H), as amended by agreement dated September 8, 2006 (Appendix N) (the "Consulting Agreement") which is contingent on the closing, pursuant to which Trinity will receive $350,000 in cash, a Series B seven-year warrant to purchase two million shares of our common stock exercisable at $0.70 per share, and a Series C seven-year warrant to purchase three and one-half million shares of our common stock exercisable between $0.80 and $1.70 per share in ten equal tranches, with the exercise price increasing by $0.10 in each tranche. Under the terms of the Purchase Agreement and the Consulting Agreement, we have agreed to pay an aggregate break-up fee of $700,000 to certain Investors ($150,000) and Trinity ($550,000) if the Financing is not completed within six months from the date of the amended Consulting Agreement due solely to our acceptance of an alternative offer for a change of control transaction. Cash transaction expenses in connection with the Financing are expected to be approximately $750,000, including $350,000 which will be reimbursed to Trinity.

     Pursuant to a Registration Rights Agreement between Harvey and the Investors, we are obligated to register with the Securities and Exchange Commission ("SEC") the shares of common stock that are issuable upon exercise of the Series A Warrant and upon conversion of the Series B Stock. In accordance with a separate Registration Rights Agreement between the Company, Trinity, and
D. Andrew Stackpole, we have agreed to register with the SEC the shares of common stock that are issuable upon exercise of the Series B and Series C Warrants and shares issued or issuable pursuant to the warrants issued pursuant to the Employment Agreement, provided that such shares will not be registered until at least six months following the effective date of the Registration Rights Agreement for the benefit of the Investors.

     vFinance Investments, Inc. ("vFinance") has acted as placement agent for the Financing (See Appendix J) and, upon closing of the Financing, will receive 350 shares of Series B Stock and a Series A seven-year warrant to purchase 500,000 shares of our common stock exercisable at $1.40 per share in lieu of a cash fee. In addition, vFinance will receive the sum of $50,000 in cash which shall be donated to a charity of its choice. Principals of one of the institutional investors in the transaction are affiliated with vFinance.

     The Purchase Agreement and the transactions contemplated thereby require the consent of our stockholders and bank. The closing of the Financing, if it is approved by our stockholders, will be held as soon as practicable following the annual meeting.

     Stockholders should take note that if the Reverse Split described in Proposal 6 is approved by stockholders and effectuated by the Board of Directors and officers of the Company, the conversion price and the number of shares of Common Stock into which the Series B Stock is convertible shall be appropriately adjusted to reflect the Reverse Split. In addition, with respect to all warrants issued or to be issued pursuant to the Transaction Documents, the exercise price and the number of securities into which such securities are exercisable shall be appropriately adjusted to reflect the reverse split. The impact of the Reverse Split on the Transaction and other issues relevant to the Company are described in detail in Proposal 6. For a detailed description of the Reverse Split, please see Proposal 6, "Approval of Amendment to the Certificate of Incorporation to Effect the Reverse Split."

What will I receive in the proposed Transaction?

     You will not receive any consideration in the proposed Transaction. We are seeking your approval only so that we can sell to the Investors in the Transaction the securities described above in return for an investment of $4 million in cash by the Investors.

Why is the Company selling the Securities?

     In an effort to improve our financial position, prior to determining to proceed with the Transaction, we had taken a number of actions and continue to work to reduce our monthly cash requirements, including inventory and purchasing efficiencies, work furloughs and reduction in related payroll costs, reductions in facility costs and reductions in charges from outside service providers. After implementing these and other cost savings measures, and being presented with an offer from the Investors, our Board of Directors carefully considered the offer and determined that we should avail ourselves of the additional capital and expertise being offered by the Investors. Taking into account the competitive retail environment and recent reductions in sales and net profits, continued depressed trading price of our common stock, the general state of the capital markets for issuers like us and our limited access to capital resources, our management and Board of Directors, in consultation with our advisors, determined that the Transaction would provide us with the amount of funds and overall terms and conditions better than any other strategic alternative available to us and was in the best interests of our stockholders. We therefore determined to pursue the Transaction. Following the cancellation of the Company's previously scheduled July 21, 2006 annual meeting, the Board of Directors and management of the Company consulted in detail about the continuing benefits to consummating the Transaction and determined that the Transaction remains the best strategic alternative available to us and remains in the best interests of our stockholders We will use the proceeds of the Transaction primarily for general corporate and working capital purposes, to refurbish existing stores and to add new locations focused on the Harvey Design Studio retail concept that will showcase our premium products and services in attractive home "lifestyle vignettes" that reflect the design and comfort found in the homes of our high-end customers. We also expect to use a portion of the proceeds to explore potential candidates for acquisitions, though no specific candidates have been identified to date.

     If Proposal 1 and Proposals 2, 4, 5 and 6 are approved by the stockholders, we would be authorized to issue the securities required by the Transaction (the "Securities") and upon satisfaction of the other conditions to closing the Transaction, we would receive $4 million of gross proceeds upon the closing of the sale of the Securities; approximately $3,250,000 in proceeds is expected net of Transaction expenses.

What will happen to the Company if any of Proposal 1, Proposal 2, Proposal 4, Proposal 5 or Proposal 6 is not approved?

     If the stockholders do not approve Proposal 1, Proposal 2, Proposal 4, Proposal 5 and Proposal 6, we will not be able to complete the Transaction and will not receive any proceeds from the sale of the Securities which could significantly harm our ability to achieve certain intended near-term and long-term business objectives such as refurbishing existing stores and adding new Harvey locations. Should we have to seek additional funds to replace the funds that would have been received from the Transaction, there can be no assurance that we could obtain any funds let alone sufficient funds on terms that are as favorable to us as the terms of the Transaction. Any alternatives to the Transaction might substantially diminish the value of our common stock and thus your investment in us.

Will the issuance of the Securities dilute our existing stockholders' percentage ownership of the Company?

     Our stockholders will incur immediate and substantial dilution of their percentage ownership in the Company if the Transaction and the Proposals related thereto are approved by you and the Securities are issued. Based on the number of shares outstanding on August 31, 2006, the aggregate ownership of all holders of our outstanding common stock immediately prior to the issuance of the Securities will be reduced to approximately 19.7% of the outstanding shares of common stock, assuming exercise for cash in full of the Warrants and the conversion to common stock of the Series B Stock. Even though the percentage ownership interest of the holders of our outstanding common stock will be substantially reduced upon the issuance of the Securities, we will receive the funds necessary to substantially advance our business and future prospects, aggregating approximately $13,400,000 if all warrants issued in connection with the Transaction (the "Warrants") are exercised, and including the $4,000,000 to be received in the Transaction. If all Warrants are exercised, the average price paid per share by the Investors would approximate $.896.

     Whenever reference is made in this proxy statement to "on a fully diluted basis", we are assuming conversion of the Series B Stock, all Warrants, exercise of all existing stock options and warrants as of the record date.

Why is the Company seeking stockholder approval for the Transaction?

     We are subject to the rules of The NASDAQ Stock Market because our common stock is currently listed on The NASDAQ Capital Market. These rules require us to obtain stockholder approval for any issuance or sale of common stock, or securities convertible into or exercisable for common stock, that is (i) equal to 20% or more of our outstanding common stock before such issuance or sale and
(ii) at a price per share below the greater of book or market value at the time of such issuance or sale. These rules also require stockholder approval of any issuance of voting stock that would result in a change of control of the issuer, which is defined as the ownership by any stockholder or group of affiliated stockholders of 20% or more of an issuer's voting stock immediately following the issuance. These rules apply to the sale and issuance of the Securities because:

o the total number of shares of common stock issuable upon conversion of the Series B Stock and upon exercise of the Warrants (the "Warrant Shares") will comprise, on a fully diluted basis, approximately 75.49% of the number of shares of our common stock outstanding immediately prior to the closing of the Transaction (based on the number of shares outstanding on September 20, 2006); and

o the issuance of the Securities will constitute a change of control under the NASDAQ Marketplace Rules because at least one of the Investors will beneficially own, on a fully diluted basis, more than 20% of our common stock following completion of the Transaction.

     For these reasons, we are required under NASDAQ Capital Market rules to obtain stockholder approval prior to issuing the Securities. NASDAQ Capital Market rules also require us to obtain stockholder approval of the Employment Agreement.

     Under the Purchase Agreement, we agreed to seek the stockholders' approval of the Transaction at the annual meeting. This Proxy Statement has been prepared in part to satisfy our obligations to the Investors under the Purchase Agreement.

Who are the investors in the Transaction?

     The investors in the Transaction include Trinity Investment Partners LLC ("Trinity") DKR SoundShore Oasis Fund Ltd. ("DKR"), Harborview Master Fund L.P. ("Harborview"), and certain accredited investors, including Management Partners of Trinity. Trinity is a consulting firm specializing in growth capital investments in the consumer products sector, which seeks to invest in companies as a means of helping them achieve their strategic ambition. DKR is a master fund in a master-feeder structure. DKR's investment manager is DKR Oasis Management Company L.P., which has the authority to perform any and all acts on behalf of DKR. Harborview is a privately held investment fund in the business of making venture capital investments.

Why is the Company seeking to increase the authorized number of shares of common stock and authorize the Series B Stock as described in Proposal 2?

     We do not currently have sufficient authorized shares nor do we have the ability to issue the Series B Stock required to complete the Transaction described in Proposal 1. To complete the Transaction and issue the Securities, we need to substantially increase the number of shares of our common stock authorized for issuance under our Certificate of Incorporation and to provide for the issuance of the Series B Stock. It is a condition to the completion of the Transaction that our stockholders approve Proposal 2. Our current
Certificate of Incorporation authorizes 10,010,000 shares of common stock and preferred stock for issuance. As of September 20, 2006, there were approximately 3,995,000 shares of our common stock outstanding and an additional approximately 1,000,000 shares reserved for issuance upon exercise of outstanding options and warrants and reserved for future issuance under our stock option plan. As a result, as of September 20, 2006, there were only approximately 5,015,000 authorized shares of our common stock available for issuance. In connection with the Transaction, we will be issuing or reserving for issuance upon conversion of the Series B Stock and exercise of the Warrants an aggregate of approximately 15,000,000 shares of our common stock, and we are required by the Purchase Agreement to maintain a reserve of common stock sufficient to cover the issuance of that number of shares of common stock equal to 130% of the maximum aggregate number of shares issued or issuable pursuant to the Transaction. We have proposed increasing the authorized number of shares of common stock to 30,000,000 shares and authorized number of preferred stock to 14,350 shares to permit completion of the Transaction and to provide additional authorized shares of common stock available to issue in the future. The additional shares may be issued for various purposes without further stockholder approval, except to the extent required by applicable NASDAQ Marketplace Rules. These purposes may include raising capital, providing equity incentives to employees, officers, directors or consultants, establishing strategic relationships with other companies, expanding our business or product lines through the acquisition of other businesses or products, and other corporate purposes.

     For a detailed description of the Series B Stock, please see Proposal 1, "Summary of the Terms of the Transaction - Series B Stock."

What if Proposal 2 is not approved?

     As noted above, if our stockholders do not approve the amendment to our Certificate of Incorporation to increase the authorized number of shares of common stock and to provide for the issuance of Series B Stock, we will not be able to complete the Transaction and we will not receive any of the proceeds from the sale of the Securities. If we do not receive the proceeds from the sale of the Securities, our ability to achieve our intended near-term and long-term business objectives would be significantly harmed.

Why is the Company seeking to amend and restate its Bylaws as described in Proposal 3?

     Approval of Proposal 3 is not a condition of the Transaction. We are seeking stockholder approval of the adoption of new Amended and Restated Bylaws, primarily to modify certain existing provisions to: (1) provide for a staggered, or classified, Board of Directors, (2) limit the removal of directors, and (3) enable directors to consider multiple factors when making major decisions.

     Our Bylaws do not currently provide for the division of our Board of Directors into three classes (with the number of directors in each class being as nearly equal as possible), with the election of the directors for one-, two-, and three-year terms for specified directors. Our Bylaws also permit the removal of directors for no reason. We believe that the staggered Board and other proposed changes will promote continuity and stability in our management and policies and permit us to represent the interests of all stockholders. These provisions will also serve to moderate the pace of any future change of control of the Company since two annual elections would be required to replace a majority of the Board (absent removal or resignation of directors). In addition, the proposal would allow our directors to consider all relevant factors when faced with a major decision. Opponents of such provisions generally believe that a classified board of directors and related provisions limit the ability of stockholders to elect directors and exercise influence over a company and that stockholders should have the ability to influence change more rapidly. If Proposal 3 is approved by the requisite vote of the stockholders at the meeting and the Transaction is consummated, then each member of our Board of Directors will, subject to their earlier resignation, removal or death, hold office for a term of between one and three years.

What will happen to the Company if Proposal 3 is not approved?

     If the proposed amendments to our Bylaws are not approved by our stockholders at the annual meeting, our Board of Directors will remain declassified and each of the directors will continue to serve one-year terms. Additionally, directors may continue to be removed without cause and Board vacancies shall be filled by a majority of the independent members of the Board. Following the closing of the Transaction, the Investors will beneficially own well in excess of a majority of the then outstanding shares of our common stock on a fully diluted basis. As a result, at a future date there is a substantial likelihood that a proposal to classify our Board of Directors will be approved by the stockholders after the closing of the Transaction if Proposal 3 is not approved at the annual meeting. If we are required to hold a special meeting of stockholders to do so, we will incur additional expenses.

Why is the Company proposing that the nominees to the Board of Directors be elected pursuant to Proposal 4?

     It is a condition to the closing of the Purchase Agreement that certain of the nominees proposed by the Investors identified in this proxy statement shall have been appointed as members of our Board of Directors. In addition, the Board of Directors will be expanded to nine members and, in order to satisfy Nasdaq requirements, the Board of Directors will include three members who will be non-affiliates of Trinity and the Investors. The nominees will each bring a level of experience and contribution to the Company that will assist us in trying to achieve our stated goals.

What if Proposal 4 is not approved?

     As noted above, if our stockholders do not approve the nominees for director proposed in this proxy statement, we will not be able to complete the Transaction and we will not receive any of the proceeds from the sale of the Securities. If we do not receive the proceeds from the sale of the Securities, our ability to achieve our intended near-term and long-term business objectives would be significantly harmed.

Why is the Company proposing that the Employment Agreement be approved pursuant to Proposal 5, and what will happen if it is not approved?

     It is a condition to the closing of the Purchase Agreement that the executed Employment Agreement be delivered by the Company. In addition, Mr. Stackpole will bring a level of experience and contribution to the Company that will assist us in trying to achieve our stated goals. If our stockholders do not approve the Employment Agreement, we will not be able to complete the Transaction and we will not receive any of the proceeds from the sale of the Securities, which would significantly harm our ability to achieve our near-term and long-term business objectives.

Why is the Company proposing that the Reverse Split be approved pursuant to Proposal 6?

     Our common stock is quoted on The NASDAQ Capital Market. The NASDAQ Capital Market imposes, among other requirements, listing maintenance standards as well as minimum bid price requirements. In recent months our common stock has traded below $1.00 per share and the closing bid price of our common stock has often been below $1.00 per share. On December 20, 2005, we received a notice from NASDAQ stating that for the last 30 consecutive business days, the bid price of our common stock had closed below the minimum $1.00 per share requirement, and we were provided until June 19, 2006 to regain compliance. On June 20, 2006, we received a letter from NASDAQ notifying us that our common stock will be delisted, and that we may appeal the staff's determination. We requested and were granted a hearing with NASDAQ on August 17, 2006 to appeal the proposed de-listing. On September 1, 2006, the Hearings Panel (the "Panel") issued a letter to the Company granting our request for continued listing on the NASDAQ Capital Market subject to the following conditions:

     1) On or about September 15, 2006, the Company shall file a Form 10-Q with respect to the quarter ended on or about July 29, 2006, reporting shareholders' equity of at least $2,500,000;

     2) On or before November 15, 2006, the Company will inform the Panel that it has held an annual shareholders' meeting, that a reverse stock split has been approved and that the closing bid price for the Company's shares is at least $1.00 per share; and

     3) On or before November 30, 2006, the Company must have evidenced a closing bid price of $1.00 or more for a minimum of ten prior consecutive trading days.

According to the Panel's letter, we must fully comply with these conditions and be in compliance with all requirements for continued listing on The Nasdaq Capital Market. We may request that the Listing and Hearing Review Council review the decision. Additionally, we are required to notify the Panel of the occurrence of significant events. We have requested that the Panel waive the first condition set forth above, which requires shareholders' equity of at least $2,500,000 for the quarter ended July 29, 2006. As of July 29, 2006, we do not satisfy this condition due to the impact of a recorded tax expense of $1,350,000 in the third quarter, as explained in our Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on September 18, 2006. We are awaiting a decision from the Panel regarding the request for a waiver of this condition. If the Panel refuses to grant this request, we may request that the Listing and Hearing Review Council review the decision.

     Our Board of Directors expects that a reverse stock split of our common stock will increase the market price of our common stock so that we are able to regain compliance with the NASDAQ minimum bid price listing requirement. While the effect of the Reverse Split upon the market price of our common stock cannot be predicted with any certainty, our Board of Directors believes that the proposed Reverse Split, when implemented at an exchange ratio of 1-for-4, will result in the market price of our common stock rising to the level necessary to satisfy the $1.00 minimum bid price requirement.

If the Reverse Split is implemented, how will I be affected as a stockholder?

     After the effective date of the proposed Reverse Split, each stockholder will continue to own the same percentage of the Company as he or she did prior to the implementation of the Reverse Split. As a result of the proposed Reverse Split, the total number of shares of our common stock outstanding will be reduced, and all stockholders will own a reduced number of shares of our common stock. Voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Split. For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the Reverse Split would continue to hold 2% of the voting power of the outstanding shares of common stock immediately after the Reverse Split. The number of stockholders of record will be affected by the proposed Reverse Split to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the proposed Reverse Split. The number of authorized shares of common stock will not be reduced. The proposed Reverse Split will also reduce the number of shares of common stock available for issuance under our Stock Option Plan and issuable upon exercise of outstanding stock options and warrants in proportion to the Reverse Split ratio and will effect a proportionate increase in the exercise price of such outstanding stock options and warrants. No fractional shares of common stock will be issued as a result of the proposed Reverse Split. Instead, stockholders who otherwise would be entitled to receive fractional shares, will be entitled to receive cash in lieu of fractional shares based upon the closing sales price of our common stock on the effective date of the Reverse Split as reported on the stock market where our common stock then trades.

What if Proposal 6 is not approved?

     It is a condition to the closing of the Purchase Agreement, as amended, that the Reverse Split be approved and consummated. If our stockholders do not approve the Reverse Split, we will not be able to complete the Transaction and we will not receive any of the proceeds from the sale of the Securities, which would significantly harm our ability to achieve our near-term and long-term business objectives.

Who can vote at the annual meeting?

     Only stockholders of record at the close of business on September 20, 2006 will be entitled to vote at the annual meeting. At the close of business on this record date, there were 3,995,084 shares of common stock outstanding and entitled to vote.

     Stockholder of Record: Shares Registered in Your Name

     If at the close of business on September 20, 2006 your shares were registered directly in your name with our transfer agent, Registrar & Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to complete and return the enclosed proxy card to ensure your vote is counted.

     Beneficial Owner: Shares Registered in the Name of a Broker or Bank

     If at the close of business on September 20, 2006 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote?

     You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. You cannot vote for a greater number of persons than the number of nominees to the Board of Directors named. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

     Stockholder of Record: Shares Registered in Your Name

     If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

o To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

o To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.

     Beneficial Owner: Shares Registered in the Name of Broker or Bank

     If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted.

     To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

     IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING YOUR SHARES, PLEASE CALL THE ALTMAN GROUP, THE FIRM ASSISTING US IN THIS SOLICITATION, TOLL-FREE AT 1-800-331-6359.

How many votes do I have?

     On each matter to be voted upon, you have one vote for each share of common stock you own as of September 20, 2006.

What if I return a proxy card but do not make specific choices?

     If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of all nominees for director and "For" all other matters described in this proxy statement. If any other matter is properly presented at the meeting, your proxy will vote your shares using his best judgment.

What does it mean if I receive more than one proxy card?

     If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

     Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

o    You may submit another properly completed proxy card with a later date.

o You may send a written notice that you are revoking your proxy to Harvey's Secretary at 205 Chubb Avenue, Lyndhurst, New Jersey 07071.

o You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

How are votes counted?

     Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and, with respect to proposals other than the election of directors, "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal (other than the election of directors) and will have the same effect as "Against" votes. Broker non-votes are counted towards a quorum and depending on the proposal will have the same effect as an "Against" vote on the proposal or have no effect. Please see the more detailed description of the effect of broker non-votes on specific proposals in the answer to "How many votes are needed to approve each proposal?" below.

     If your shares are held by your broker as your nominee (that is, in street name), you will need to obtain a proxy card from the institution that holds your shares and follow the instructions included on that proxy card regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under NASDAQ rules on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

o To be approved, Proposal 1 must receive "For" votes from a majority of the shares present and entitled to vote at the annual meeting, either in person or by proxy. If you select "Abstain" on your proxy card or you attend the meeting and abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

o To be approved, Proposal 2 must receive "For" votes from a majority of the shares outstanding on the record date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

o To be approved, Proposal 3 must receive "For" votes from a majority of the shares outstanding on the record date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

o For the election of nominated directors set forth in Proposal 4, a plurality of "For" votes must be received by each nominee for director. Broker non-votes will have no effect.

o To be approved, Proposal 5 must receive "For" votes from a majority of the shares outstanding on the record date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

o To be approved, Proposal 6 must receive "For" votes from a majority of the shares outstanding on the record date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

o To be approved, Proposal 7 must receive "For" votes from a majority of the shares outstanding on the record date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

o To be approved, Proposal 8 must receive "For" votes from a majority of the shares outstanding on the record date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On September 20, 2006, the record date, there were 3,995,084 shares outstanding and entitled to vote. As a result 1,997,543 of these shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

     Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

     Preliminary voting results will be announced at the annual meeting and announced promptly following the annual meeting in a press release. The final voting results will be published in a Current Report on Form 8-K.

Who is paying for this proxy solicitation?

     We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and other employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and other employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The solicitation of proxies will also be supplemented through the services of The Altman Group, a proxy solicitation firm. The Altman Group will receive a customary fee of $12,500.

     IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE WITH VOTING YOUR SHARES, PLEASE CALL THE ALTMAN GROUP TOLL-FREE AT (800) 331-6359.

When are stockholder proposals due for next year's annual meeting?

     The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for the 2007 annual meeting of stockholders is December 20, 2006. Stockholders wishing to submit proposals or director nominations that are not otherwise to be included in such proxy statement and proxy must also do so by December 20, 2006. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. The proposed amended and restated Bylaws, which will become our Bylaws if Proposal 3 is approved by the stockholders are appended to this proxy statement as Appendix K and will also be available at www.sec.gov or upon written request to the Company following adoption.


                                   PROPOSAL 1

                           APPROVAL OF THE TRANSACTION

Summary of Terms of the Transaction

     The following is a summary of the terms of the Transaction and the provisions of the Purchase Agreement, the Warrants, the Registration Rights Agreements and other related Transaction documents and agreements (collectively, the "Transaction Documents"). The sale of the Securities and the Warrant Shares have not been registered under the 1933 Act. The Securities will be sold to accredited investors in reliance upon exemptions from registration under Section 4(2) of the 1933 Act and SEC Rule 506 of Regulation D. None of the Securities or any Warrant Shares may be offered or sold in the United States absent registration under or exemption from the 1933 Act and any applicable state securities laws.

THIS SUMMARY OF THE TERMS OF THE TRANSACTION IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE TRANSACTION. IT IS NOT A SUBSTITUTE FOR REVIEWING THE SECURITIES PURCHASE AGREEMENT, FORMS OF WARRANT AND REGISTRATION RIGHTS AGREEMENTS, EMPLOYMENT AGREEMENT, CONSULTING AGREEMENT OR ANY OTHER DOCUMENT OR AGREEMENT APPENDED TO THIS PROXY STATEMENT AS AN APPENDIX. YOU SHOULD READ THIS SUMMARY IN CONJUNCTION WITH THE SECURITIES PURCHASE AGREEMENT AND OTHER DOCUMENTS AND AGREEMENTS APPENDED HERETO.

Purchase Agreement

     The following summary of the provisions of the Purchase Agreement as amended by Amendment No. 1 thereto is qualified in its entirety by the full text of the Purchase Agreement included in Appendix A and Amendment No. 1 thereto, dated September 8, 2006, included in Appendix M, each incorporated by reference herein.

     Pursuant to the Purchase Agreement, we agreed to sell to the Investors, subject to the approval of our stockholders and the satisfaction of other closing conditions, an aggregate of 4,000 shares of Series B Stock, convertible into 5,714,286 shares of our common stock at $0.70 per share and Warrants to purchase an aggregate of 1,714,285 shares of common stock, at an exercise price equal to $1.40 per share (subject to adjustment as provided in the Warrants). If this Proposal 1, Proposal 2, Proposal 4, Proposal 5 and Proposal 6 are approved by the stockholders, the closing of the Transaction would occur as soon as practicable following the annual meeting and satisfaction of all other closing conditions, which are discussed below. The number of Warrant Shares and the exercise price per share of the Warrants will be adjusted for any reverse stock split implemented prior to the closing of the Transaction.

     Each of the Investors has agreed to purchase the Securities for the purchase price set forth opposite its name in the table below. We have also included the Warrants for the benefit of Trinity, Mr. Stackpole and vFinance in the following table to show beneficial ownership at closing, on a fully diluted basis:

                                                                                    Beneficial
                                                                                    Ownership
                                              Series B           Warrant            as of the             Purchase
         Investor                              Shares             Shares            Closing(2)             Price
         --------                           -------------- --------------------- -------------------  -----------------
Arnold E. Spangler                                     50                21,428              .47%            $50,000
D. Andrew Stackpole                                   150                64,286             1.41%           $150,000
Charles M. Berger                                      50                21,428              .47%            $50,000
DKR Soundshore Oasis Holding Fund Ltd.              3,000             1,285,714            28.17%         $3,000,000
Scott Galloway                                        150                64,286             1.41%           $150,000
Harborview Master Fund LP                             500               214,286             4.70%           $500,000
Peter N. Larson                                        50                21,428              .47%            $50,000
Pamela Singleton                                       50                21,428              .47%            $50,000
Trinity Warrants                                      -               5,500,000            27.81%                -
vFinance                                              350               500,000             5.01%                -

D. Andrew Stackpole-Employment Agreement               -           1,000,000(3)             5.01%                -
                                               -----------         ------------        ----------              -----
Total                                               4,350          8,714,285(1)         75.49%(1)         $4,000,000
                                                    =====          ============         =========         ==========

(1)  Numbers do not add up to total due to rounding of fractional shares.
(2) Calculated on a fully diluted basis, assuming full exercise of all Warrants and conversion of Series B Stock.
(3) Represents the maximum number of Warrant Shares issuable under the Employment Agreement.

The beneficial ownership percentages presented above have been determined in accordance with SEC Rule 13d-3 based on the number of shares of common stock outstanding on September 20, 2006 and in each case assumes that the Investor has exercised its Warrant in full. Please see "Security Ownership of Certain
Beneficial Owners and Management" for more information on how beneficial ownership is determined.

Representations and Warranties

     The Purchase Agreement contains representations and warranties relating to our organization and qualification: our capitalization; authorization and enforceability of the Purchase Agreement; our filings with the SEC; legal and regulatory compliance; the absence of material changes in our business, operations, financial condition or results of operations; litigation; ownership of assets; insurance; rights to registration under the 1933 Act; and other matters common in financing transactions of this kind.

Additional Covenants

     In addition to our covenant to sell the Securities to the Investor, the Purchase Agreement contains a number of covenants applicable to us, including covenants:

o furnishing of information required by the Securities Exchange Act of 1934, as amended (the "Exchange Act");

o requiring us to indemnify each Investor and its officers, directors, employees, agents and consultants against losses incurred as a result of a breach of our representations, warranties or covenants in the Purchase Agreement and other related documents;

o requiring us to maintain in reserve a sufficient number of shares of common stock underlying the Series B Stock and Warrants; and

o governing our conduct of our business following the closing of the transaction.

     Under the Purchase Agreement, we agreed to prepare this proxy statement and file it with the SEC and to include in the proxy statement the recommendation of the Board of Directors that the stockholders approve such proposals. We agreed to solicit the approval of such proposals from the stockholders.

     We also agreed to call a meeting of the stockholders to be held no later than October 28, 2006 to solicit stockholder approval of:

o    the  Purchase   Agreement  and  related  agreements  with  respect  to  the
     Transaction;

o    amendments to the Certificate of Incorporation;

o    the Board nominees proposed by the Investors; and o the Reverse Split

     We agreed that the laws of New York would govern all questions concerning the construction, validity, enforcement and interpretation of the Purchase Agreement and related documents.

Closing Conditions

     Unless waived by an Investor, each Investor's obligation to purchase Securities is conditioned upon:

o the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in the Purchase Agreement;

o all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

o    the delivery by the Company of executed Transaction Documents;

o the Company shall have entered into an employment agreement with D. Andrew Stackpole;

o    the Company shall have entered into a consulting agreement with Trinity;

o the Restated Certificate shall have been filed with the Secretary of State of the State of New York;

o Directors to be appointed by Trinity shall have each been appointed as members of the Board of Directors of the Company;

o all parties to severance agreements with the Company shall have agreed that the transactions contemplated by the Purchase Agreement and any purported tender offer by Modern Technology Group, Inc. publicly announced prior to the Closing shall not constitute a Change of Control or Potential Change of Control as defined therein;

o the Company shall have entered into a placement agent agreement with vFinance;

o there shall have been no material adverse effect with respect to the Company since the date of the Purchase Agreement;

o stockholder approval has been obtained in connection with transactions contemplated by the Transaction Documents;

o trading in the Common Stock shall not have been suspended by the SEC or the Company's principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Investor, makes it impracticable or inadvisable to purchase the Series B Stock at the Closing;

o the Company shall have in place directors and officers insurance coverage acceptable to D. Andrew Stackpole, as the new Chairman of the Board;

o the Company shall obtain and deliver all third party consents, including the Company's lender identified in the Purchase Agreement; and

o the Company shall prepare and deliver to the Investors and Trinity an operational and financial restructuring plan acceptable to the Investors and Trinity in their sole discretion.

Unless waived by us, our obligation to issue and sell the Securities is conditioned upon:

o the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Investors contained in the Purchase Agreement;

o all obligations, covenants and agreements of the Investors required to be performed at or prior to the Closing Date shall have been performed;

o stockholder approval has been obtained in connection with transactions contemplated by the Transaction Documents; and

o stockholder approval shall have been obtained for the Company's proposed one-for-four reverse stock split of the Company's outstanding Common Stock;

o    the delivery by the Investors of their respective subscription amounts.


Termination of Obligations under the Purchase Agreement

     The Investors may terminate the Purchase Agreement if a closing has not occurred by November 15, 2006.

     The Purchase Agreement may also be terminated by us upon written notice and payment of a $150,000 fee (exclusive of a $550,000 break-up fee under the terms of the Consulting Agreement) if the Closing does not occur within six months of the Purchase Agreement hereof solely as a result of the acceptance by, or consent of, the Board of Directors and/or shareholders of the Company of or relating to an offer from a third party to purchase a majority in interest of the outstanding shares of common stock of the Company (or other similar transaction resulting in a change of control including, without limitation, by way of merger where the Company has accepted or consented to such transaction). In the event of such a termination, the Company will pay a breakup fee to certain Investors and vFinance, aggregating $150,000, payable $50,000 to DKR Oasis; $50,000 to vFinance and $50,000 to counsel to the Investors; provided further, however, that the payment of $150,000 shall not be made in connection with the Schedule TO filed by Modern Technology Corp. on April 5, 2006 and the related purported tender offer.

Series B Stock

     Our Series B Stock will consist of 4,350 shares of 8% Series B Convertible Preferred Stock with a stated value of $1,000 per share, of which 4,000 shares will be issued to Investors and 350 shares will be issued to vFinance pursuant to the terms of our placement agency agreement with vFinance. Annual dividends payable in connection with the Series B Stock will total approximately $348,000, which is payable in cash or stock at our option, and are payable on March 1 of each year. The Series B Stock is convertible into 6,214,286 shares of common stock at $0.70 per share. The Series B Stock shall be junior to our existing shares of preferred stock. The holders of the Series B Stock shall have no voting rights unless and until such shares are converted to common stock, at which time, the holders of such shares shall have the same voting rights as other holders of our common stock.

     In the event we fail, among other things, to provide to Investors, within specified time periods, shares of common stock upon conversion of the Series B Stock, we will be required to make payments of liquidated damages to such Investors. The events which may cause us to make payments of liquidated damages are contained within the Registration Rights Agreement (Appendix B) and are within the Company's control. We are also required to reserve a sufficient number of shares of common stock to cover the conversion of the Series B Stock and the payment of dividends in stock. As long as Series B Stock remains outstanding, we cannot redeem, purchase or acquire junior securities except as specifically provided in the Restated Certificate. In addition, as long as 10% of the Series B Stock remains outstanding, we cannot, without the written consent of the holders of a majority of the then outstanding Series B Stock (i) enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of our property or assets now owned or hereafter acquired or any interest therein or any income or profits, except for Permitted Indebtedness, (ii) enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of our property or assets now owned or hereafter acquired or any interest therein or any income or profits except for Permitted Liens, (iii) amend our certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of any Holder, (iv) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of our common stock, Common Stock Equivalents or Junior Securities, except for the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents, (v) enter into any agreement or understanding with respect to any of the foregoing, or (vi) pay cash dividends or distributions on Junior Securities of the Company. Defined terms used but not defined above shall have the meaning ascribed to them in the Restated Certificate.

Warrants

     The following summary of the provisions of the Warrants is qualified in its entirety by the full text of the forms of Warrant included in Appendix C, D, and E and incorporated by reference herein.

Series A Warrants

     The Series A warrants grant the Investors the right to purchase 1,714,285 shares of common stock and vFinance the right to purchase 500,000 shares of common stock. The Series A warrants are exercisable at a price of $1.40 per share, subject to customary anti-dilution adjustments. The exercise period of the Series A warrants commences at the date of the closing and continues for seven years following that date. During this period, the Investors may exercise the Series A warrants in full or in part. If at any time after one year from the date of issuance of the warrant there is no effective registration statement relating to the underlying shares of common stock, then such warrants may be exercised by means of cashless exercise.

Series B Warrants

     The Series B warrants grant Trinity the right to purchase 2,000,000 shares of common stock and are exercisable at a price of $0.70 per share, subject to customary anti-dilution adjustments. The exercise period of the Series B warrants commences on the closing of the Transaction and is exercisable for seven years. If at any time after one year from the date of issuance of the warrant there is no effective registration statement relating to the underlying shares of common stock, then such warrants may be exercised by means of cashless exercise.

Series C Warrants

     The Series C warrants grant Trinity the right to purchase 3,500,000 shares of common stock and are exercisable at a price of between $0.80 and $1.70 per share in ten equal tranches, with the exercise price increasing by $0.10 in each tranche, subject to customary anti-dilution adjustments. The exercise period of the Series B warrants commences on the closing of the Transaction and is exercisable for seven years. If at any time after one year from the date of issuance of the warrant there is no effective registration statement relating to the underlying shares of common stock, then such warrants may be exercised by means of cashless exercise.

     The laws of New York would govern the construction and enforcement of the Warrants.

Registration Rights Agreement

     The following summary of the provisions of the Registration Rights Agreements is qualified in its entirety by the full text of the forms of Registration Rights Agreement included in Appendix B and F and incorporated by reference herein.

     We agreed to enter into a Registration Rights Agreement with the Investors, pursuant to which we would be required to file with the SEC a registration statement for the resale of the Common Shares and the Warrant Shares issuable upon exercise of the Warrants within 30 days following the closing of the Transaction. We would bear all of the costs of the registration other than underwriting discounts and commissions and certain other expenses. The Registration Rights Agreement would obligate us to use our commercial best efforts to have the registration statement declared effective as soon as practicable after it is filed. If the registration statement is not filed within 30 days following the closing of the Transaction or is not declared effective by the SEC within 180 days following the closing of the Transaction, we must make liquidated damages payments to the Investors during such delay in filing or effectiveness.

     Once the registration statement has been declared effective, we are required to maintain the effectiveness of the registration statement until the earlier of (i) the date by which all registered shares have been sold thereunder or become eligible for resale pursuant to SEC Rule 144(k) and (ii) the second anniversary of the effective date of the registration statement. In limited circumstances, we may suspend the use of the registration statement after it has been declared effective without incurring the obligation to pay liquidated damages so long as the suspension does not exceed 15 consecutive days and during any 12-month period the use of the registration statement is not suspended for more than 20 days in the aggregate.

     We also entered into a Registration Rights Agreement with Trinity and Mr. Stackpole upon substantially similar terms in connection with the Warrants and shares issued to Trinity and Mr. Stackpole; provided, however, that such shares will not be registered until at least six months following the effective date of the Registration Rights Agreement for the benefit of the Investors.

     The Registration Rights Agreements contain customary indemnification provisions that obligate us to indemnify and hold harmless each Investor, Trinity and their directors, legal counsel and accountants and any underwriter for losses caused by (i) any untrue statement of material fact or omission of a material fact in the registration statement or any prospectus included therein,
(ii) the violation by us of the 1933 Act or 1934 Act or any rule or regulation thereunder relating to our acts or omissions in connection with the registration statement.

     The laws of New York would govern the construction and enforcement of the Registration Rights Agreements. The Registration Rights Agreements also contain other customary terms found in such agreements, including provisions concerning registration procedures.

Interests of Certain Persons in the Transaction

     Employment and Severance Agreements

     Please see "Severance Agreements" below for a description of the provisions contained in Amended and Restated Severance Agreements of our management team, and the waiver of certain of such terms.

     Stackpole Employment Agreement

     Please see Proposal 5 for a description of the terms of the Stackpole Employment Agreement.

     Trinity Consulting Agreement

     We entered into a consulting agreement with Trinity pursuant to which Trinity received: (i) a Series B seven-year warrant to purchase two million shares of our common stock exercisable at $0.70 per share, and (ii) a Series C seven-year warrant to purchase three and one-half million shares of our common stock exercisable between $0.80 and $1.70 per share in ten equal tranches, with the exercise price increasing by $0.10 in each tranche, each of which becomes exercisable upon the closing of the Transaction Trinity will also be entitled to receive $350,000 in cash upon the closing of the Transaction. Under the terms of the Consulting Agreement, we also agreed to pay an aggregate break-up fee of $550,000 to Trinity if the Transaction does not close within six months of the date of the amended Consulting Agreement solely as a result of the acceptance by, or consent of, the Board of Directors and/or shareholders of the Company of or relating to an offer from a third party to purchase a majority in interest of the outstanding shares of common stock of the Company (or other similar transaction resulting in a change of control including, without limitation, by way of merger where the Company has accepted or consented to such transaction); provided, however, that the payment of $550,000 shall not be made in connection with the Schedule TO filed by Modern Technology Corp. on April 5, 2006 and the related purported tender offer.

     Placement Agency Agreement with vFinance Investments, Inc.

     vFinance Investments, Inc. has acted as placement agent for the Financing and, upon closing of the Transaction, will receive 350 shares of Series B Stock and a Series A seven-year warrant to purchase 500,000 shares of our common stock exercisable at $1.40 per share in lieu of a cash fee. In addition, vFinance shall receive at closing $50,000 in cash to be donated to a charity of its choice. Principals of one of the institutional investors in the transaction are affiliated with vFinance. The engagement is for a term of six months unless extended by mutual agreement. Upon non-renewal or termination of the Placement Agency Agreement, vFinance is required to provide Company with a written list of parties with whom it has had discussions in connection with any proposed transaction and/or financing. Notwithstanding any such non-renewal or termination, vFinance shall be entitled to compensation with respect to any transaction or financing which shall be consummated with any party named on such list within eighteen (18) months following such non-renewal or termination.

     Management Retention Bonuses

     Messrs. Karp, Calabrese, Beck and Hiemer are entitled to receive, and the Company has been accruing, quarterly special retention bonuses of $10,000, $10,000, $7,500, and $5,000 per quarter, respectively, for ten quarters commencing in May 2006 and continuing during such period for as long as such members of our management team continue their employment with us. These retention bonuses accrue monthly.

     Directors' Options

     It is expected that in connection with the closing of the Transaction, directors' options which are currently issued and outstanding will not terminate after 180 days of leaving the Company's Board of Directors, as prescribed, but rather will be modified to retain the original term of the option grant. Additional compensation expense may be incurred based on this modification, but Management does not believe that this modification will have a material impact on the Company's financial statements. In addition, where applicable, a provision permitting cashless exercise of such options is being considered. It is also expected that, following the closing of the Transaction, options will be granted to newly elected outside directors commensurate with standard practices.

Reasons for the Transaction

     We need additional capital to pursue our strategic objectives. After carefully considering numerous potential financing and strategic alternatives, including alternate financing structures, the Board of Directors determined that the Transaction was the best available transaction and would provide the greatest potential value for the stockholders, as well as provide the necessary capital to pursue our short and long-term strategic goals.

     In making its determination to approve the Transaction, the Board of Directors consulted with our officers with respect to strategic and operational matters. The Board of Directors also consulted with its public accountants and counsel regarding various matters including the Purchase Agreement and other Transaction Documents. The determination was the result of careful consideration by the Board of Directors of a number of factors, including the following positive factors:

     o the Transaction will provide critical funding for our operations that will enable us to build value by refurbishing out existing stores, and opening new locations for Harvey stores.

     o the Transaction will strengthen our financial condition and reduce our financial risk, which we expect will:

          o encourage current and prospective customers and collaborators that we will develop and support our products and services,

          o reassure our employees of our continued viability and long-term prospects as a place to work,

          o    allow us to seek better terms from suppliers,

          o make our common stock more attractive to prospective investors for purchase on the open market;

     o the Transaction will strengthen our investor base with the addition of new institutional investors who will have significant stakes in our long-term success and will be motivated to provide the support and assistance to protect and enhance their investments;

     o we will strengthen our Board of Directors with the addition of new directors who have significant experience in advising companies in similar circumstances;

     o the Transaction will assist us in our efforts to maintain our listing on The NASDAQ Capital Market by augmenting our stockholders' equity;

     o the opinion of Chartered Capital Advisers, Inc. ("CCA") that the consideration to be received by us in the Transaction is fair to us from a financial point of view. Please see "Opinion of Our Independent Financial Advisor" for further information; and

     o notwithstanding potential dilution caused by the exercise of the Warrants, a substantial portion of the Warrants, representing the Investors' and Trinity's upside, are exercisable at prices above the current market price, thus giving the Investors and Trinity an incentive to work to increase the Company's value, which would help align their interests with other stockholders.

     o in contrast to a sale of the Company or other alternatives, the Transaction will permit the existing stockholders to continue to own shares of our common stock thereby giving them the opportunity to share in any increase in value that we are able to create following the infusion of funds.

In its review of the Transaction, the Board of Directors also considered a number of potentially negative factors, including the following:

     o the risks and uncertainties of our ability to execute our strategic plan and to enhance stockholder value.

     o the Transaction will have a highly dilutive effect on our current stockholders and option holders.

     o by virtue of the aggregate number of shares of common stock that they will acquire in the Transaction, the Investors, if they choose to act in concert, could exercise voting control over matters submitted to the stockholders for approval.

     o the value of the Warrants issued and to be issued to Trinity and vFinance aggregate $505,000, as valued by CCA, and had no effect on the balance sheet.

     o sales of Common Shares or Warrant Shares in the public market pursuant to registration statements that we are obligated to file and maintain after the completion of the Transaction could have a material adverse affect on the market price of the common stock.

     The Board of Directors conducted an overall analysis of the Transaction in which it weighed the benefits and advantages against the risks and negative factors described above. The Board of Directors did not view any of the factors as determinative or assign any rank or relative weight to the factors. Throughout the process, the Board of Directors continued to consider alternatives to the Transaction, including alternate financing structures and the sale of the Company or its merger with another entity. The Board of Directors recognized that there can be no assurance that we would be able to achieve all or significantly all of each anticipated benefit or advantage or that we had identified and accurately assessed each risk and negative factor. However, the Board of Directors concluded that the potential benefits and advantages of the Transaction significantly outweighed the risks and negative factors.

     After taking into account these and other factors, the Board of Directors unanimously determined that the Transaction was fair to and in the best interests of the Company and its stockholders and approved the issuance and sale of the Securities to the Investors.

Opinion of our Independent Financial Advisor

     Our Board of Directors retained CCA to render an opinion as to whether the consideration to be received by the Company in the Transaction is fair to the Company from a financial point of view. The opinion, which we sometimes refer to in this proxy statement as the "Fairness Opinion," was prepared at the request of our Board of Directors to assist our Board of Directors in evaluating the Transaction. The opinion of CCA is not a recommendation as to how any security holder should vote at the annual meeting. The full text of CCA's written opinion, dated April 28, 2006, is attached to this proxy statement as Appendix L and is qualified in its entirety by reference to the full text. You are encouraged to read this opinion carefully in its entirety for a description of the assumptions made, matters considered and limitations on the review undertaken.

     No limitations were imposed upon CCA by our Board of Directors with respect to the investigations made or procedures followed by CCA in rendering its opinion. CCA has not been requested and does not intend to update, revise or reaffirm its Fairness Opinion, including, but not limited to, to reflect any circumstances or events that have occurred since April 28, 2006. You should understand that the Fairness Opinion speaks only as of its date. Events that could affect the fairness of the consideration received by the Company in the Transaction from a financial point of view, include adverse changes in industry performance or changes in market conditions and changes to our business, financial condition and results of operations.

     CCA made such reviews, analyses and inquiries as it deemed necessary to assess the fairness, from a financial point of the view, of the consideration to be received by the Company in the Transaction. In arriving at its Fairness Opinion, among other things, CCA did the following:

     (i)  Conferred with management and our legal advisors;

     (ii) Reviewed various documents prepared by or in connection with the Company including, but not limited to:


          o    Form 8-K filed with the SEC as of April 17, 2006;
          o Form 10-Q filed with the SEC for the quarter ended January 28, 2006;
          o Forms 10-K filed with the SEC for the nine years ended October 29, 2005;
          o    Form 14-A filed with the SEC as of September 30, 2005;
          o Tender Offer Statement filed with the SEC by Modern Technology Group, Inc. as of April 5, 2006;
          o    Schedule 14D-9 filed with the SEC as of April 17, 2005;
          o    Purchase Agreement signed by Harvey as of April 17, 2006;
          o    Amended and Restated  Certificate  of  Incorporation;
          o    Series A Common Stock Purchase Warrant;
          o    Series B Common Stock Purchase Warrant;
          o    Series C Common Stock Purchase Warrant;
          o    Registration Rights Agreement dated April 17, 2006;
          o    Employment Agreement between the Company and D. Andrew Stackpole;
          o    Consulting Agreement with Trinity;
          o Placement Agent Agreement between the Company and vFinance Investments, Inc.;
          o    Press releases;
          o    Financial projections prepared by management; and
          o    Management information reports;

    (iii) Analyzed historical stock prices and trading volume of Harvey;

     (iv) Analyzed the historical financial performance and financial condition of Harvey and the historical performance of its stores;

     (v) Considered the potential impact of the Transaction on the Company, including but not limited to:

          o    Increased working capital;
          o    Ability to pay down debt, and interest savings relating thereto;
          o    Increased financial resources to open and remodel stores;
          o Improved access to capital through the Company's relationship with Trinity;
          o Potential to implement growth plans that the Company has lacked the financial resources to pursue;
          o Need for the Company to grow to justify the costs of being a public company and to enhance its ability to use its common stock as a currency for acquisitions;
          o Potential contributions to the Company of the accomplished executives who would join the Company's board or directors once the Transaction is completed; and
          o    Cash costs and potential dilution;

     (vi) Considered the historical experience of management in exploring capital infusions and other potential transactions;

    (vii) Considered  the  potential   perspectives  of  the  Company  and  its
          investment prospects from the vantage point of investors capable of committing to Harvey a financing of the magnitude reflected in the Purchase Agreement;

   (viii) Considered the cyclicality and evolving nature of the Company's industry, and its potential inability to raise capital on reasonable terms if it were to attempt to raise capital under more adverse circumstances;

     (ix) Considered the relative values of consideration to be provided by the Investors and consideration to be provided in the Transaction by the Company, after evaluating:

          o    Conversion price of the Series B Stock;
          o    Exercise  prices and effects of cash  infusions from the Series A
               Warrants, the Series B Warrants; and the Series C Warrants;
          o    Historical  stock  price and trading  volume of  Harvey's  common stock;
          o Discounts below market value that are customary in private investments in public equity in relevant transactions;
          o Various valuation benchmarks, including capitalization multiples of peer-group companies, capitalization multiples paid in relevant merger & acquisition transactions, and discounted cash flow analysis; and net asset value; and
          o    Fees and expenses in relevant transactions;

     (x)  Considered such other information,  financial studies, and analyses as
          we  deemed  relevant,  and  performed  such  analyses,   studies,  and
          investigations as we deemed appropriate.

     No material relationship existed between CCA and us or our affiliates, none has since developed and none is mutually understood to be contemplated other than the engagement letter we entered into with CCA with respect to the Fairness Opinion. Notwithstanding the foregoing, in the ordinary course of business, certain of CCA's affiliates may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of the Company and any other party that may be involved in the Transaction.

Conclusion

     Based on the analyses described above, CCA determined that, as of the date of the Fairness Opinion, the consideration to be received by the Company in connection with the Transaction is fair to the Company from a financial point of view.

     CCA's opinion is based on the business, economic, market and other conditions as they existed as of April 28, 2006 and on the financial projections provided to CCA by the management of the Company. In rendering its opinion, CCA relied upon and assumed, without independent verification, that the financial and other information provided to CCA by the management of the Company was accurate and complete, that the Company's financial projections were reasonably prepared and reflected the best then currently available estimates of the financial results and condition of the Company, that no material changes (individually or in the aggregate) had occurred in the information reviewed between the date the information was provided to CCA and the date of the Fairness Opinion, including without limitation, the Transaction Documents, and that there were no facts or information regarding the Company that would cause the information supplied by CCA to be incomplete or misleading in any material respect. CCA did not independently verify the accuracy or completeness of the information supplied to it with respect to the Company and does not assume responsibility for it.

     CCA was not requested to make and did not make any physical inspection or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company or any other party, nor was it provided with any such appraisal or evaluation.

     CCA has not been requested to opine as to, and the Fairness Opinion does not address: (i) the underlying business decision of the Company, its security holders or any other party to proceed with or effect the Transaction, (ii) the fairness of any portion or aspect of the Transaction not expressly addressed in the Fairness Opinion, (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, or any other party other than those set forth in the Fairness Opinion, (iv) the relative merits of the Transaction as compared to any alternative business strategies that might exist for the Company or any other party or the effect of any other transaction in which the Company or any other party might engage, or (v) the tax or legal consequences of the Transaction to either the Company, its security holders, or any other party. The Fairness Opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company's credit worthiness, or otherwise as tax advice, accounting advice, or investment advice. This opinion should not be construed as creating any fiduciary duty on CCA's part to any party. CCA did not express any opinion as to the market price or value of Harvey's common stock, or its prospective value after the Transaction is completed nor did CCA make any representations regarding the business decision to seek a capital infusion, or the fairness of the Transaction to the lenders or other creditors of Harvey. The Fairness Opinion is not intended to substitute for the Board's exercise of its own business judgment in reviewing the Transaction.

     The Fairness Opinion does not address the underlying business decision to effect the Transaction or to enter into the Transaction documents; nor does it constitute a recommendation to any stockholder (or any other person) as to whether the stockholder should vote in favor of the Transaction. CCA has no obligation to update the Fairness Opinion. Furthermore, CCA did not negotiate any portion of the Transaction or the Transaction Documents.

     The summary set forth above describes the material points of more detailed analyses performed by CCA in arriving at its Fairness Opinion. The preparation of a Fairness Opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is, therefore, not readily susceptible to summary description. In arriving at its Fairness Opinion, CCA made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, CCA believes that its analyses and summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete and/or inaccurate view of the processes underlying the analyses set forth in the Fairness Opinion. In its analyses, CCA made numerous assumptions with respect to the Company, the Transaction, the consummation of the Transaction in accordance with the Transaction Documents, industry performance, general business, economic, market and financial conditions and other matters, the accuracy and completeness of the information provided to it by Company management (including without limitation, the Company's financial projections), many of which are beyond the Company's control. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of the Company's business or securities are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

     Under the Company's engagement letter with CCA, the Company has agreed to pay CCA fees totaling $23,000. In addition, the Company has agreed, among other things, to reimburse CCA for certain of its reasonable out-of-pocket expenses incurred in connection with the services provided by CCA, and to indemnify and hold harmless CCA and other related parties from and against various liabilities and expenses, which may include liabilities under the federal securities laws, in connection with its engagement.

Pro Forma Balance Sheet, Pro Forma Statements of Operations and Capitalization

     The following is the pro forma balance sheet as of July 29, 2006 and the pro forma statements of operations as of October 29, 2005 and July 29, 2006. The pro forma balance sheet and pro forma statements of operations are presented as if the transactions described below were effective at the beginning of fiscal 2005. The pro forma balance sheet and pro forma statement of operations are presented for informational purposes. You should read the pro forma balance sheet and pro forma statement of operations along with the notes thereto and the other information contained elsewhere in this proxy statement. The pro forma balance sheet and pro forma statement of operation are based upon preliminary estimates and assumptions and are subject to revision upon completion of the transactions.

                            Harvey Electronics, Inc.
                    Pro Forma Balance Sheet Data (Unaudited)

                                                                                                                    Pro Forma
                                                             July 29,                                              Balance Sheet
                                                              2006                                                 at July 29,
                                                           as reported       Debits             Credits               2006
                                                        ------------------------------------------------------------------------
Assets
Current assets:
   Cash and cash equivalents                                    $18,900                                                 $18,900
   Investments, at market value                                       -     $4,000,000(1)         700,000(2), (3)     3,250,000
                                                                                                   50,000(4)
   Accounts receivable, less allowance of $20,000               552,593                                                 552,593
   Inventories                                                6,834,331                                               6,834,331
   Prepaid expenses and other current assets                    280,488                                                 280,488
   Deferred taxes                                                     -                                                       0
                                                        ----------------                                         ---------------
Total current assets                                          7,686,312                                              10,936,312
                                                        ----------------                                         ---------------
Property and equipment:
   Leasehold improvements                                     4,610,951                                               4,610,951
   Furniture, fixtures and equipment                          2,991,440                                               2,991,440
   Internet website                                             461,870                                                 461,870
                                                        ----------------                                         ---------------
                                                              8,064,261                                               8,064,261
   Less accumulated depreciation and amortization             5,158,339                                               5,158,339
                                                        ----------------                                         ---------------
                                                              2,905,922                                               2,905,922

Intangible asset-software, less accumulated                     121,476                                                 121,476
amortization of $37,331
Deferred taxes                                                        -                                                       0
                                                                                                                 ---------------
Goodwill                                                        125,000                                                 125,000
Reorganization value in excess of amounts allocable
  to identifiable assets                                        283,440                                                 283,440
Other assets, less accumulated amortization
of $314,794                                                     953,124                                                 953,124
                                                        ----------------                                         ---------------
Total assets                                                $12,075,274                                             $15,325,274
                                                        ================                                         ===============
Liabilities and shareholders' equity
Current liabilities:
  Trade accounts payable                                     $2,402,883                                              $2,402,883
  Customer deposits                                           1,570,979                                               1,570,979
  Accrued expenses and other current liabilities              1,576,832                           100,000(6)          1,774,332
                                                                                                   97,500(7)
  Revolving line of credit facility                           3,939,138   120,000 (11)                                3,774,138
                                                                           45,000 (11)
  Income taxes payable                                           31,779                                                  31,779
  Cumulative Preferred Stock dividends payable                    4,654                                                   4,654
  Current portion of long-term debt                              58,289                                                  58,289
                                                        ----------------                                         ---------------
Total current liabilities                                     9,584,554                                               9,617,054
                                                        -----------------                                        ---------------

Long-term liabilities:
  Long-term debt                                                 27,891                                                  27,891
  Deferred rent                                                 394,494                                                 394,494
                                                        ----------------                                         ---------------
Total long-term liabilities                                     422,385                                                 422,385
                                                        ----------------                                         ---------------

Shareholders' equity:
   8-1/2% Cumulative Convertible Preferred Stock,
   par value $1,000 per share; authorized
   10,000 shares; issued and outstanding
   600 shares (aggregate liquidation
   preference--$600,000)                                       275,682                                                 275,682

   8% Cumulative Convertible Series B Preferred
   Stock, par value $1,000 per share; authorized
   4,400 shares; issued and outstanding 4,350 shares
   (aggregate liquidation preference--$4,350,000)                    -                          4,000,000(1)         4,350,000
                                                                                                  350,000(4)
Common  Stock,   par  value  $.01  per  share;
    authorized 7,500,000 shares;
  issued and outstanding; 877,146 shares--(10)                   35,086         26,315(10)                               8,771

  Additional paid-in capital                                  8,436,384        350,000(2)         160,000(8)         8,135,199
                                                                               350,000(3)         26,315(10)
                                                                               350,000(4)        262,500(11)
                                                                                50,000(4)        350,000(11)


  Accumulated deficit                                       (6,678,817)                          120,000(11)       (7,483,817)
                                                                               100,000(6)         45,000(11)
                                                                                97,500(7)
                                                                               160,000(8)
                                                                               262,500(11)
                                                                               350,000(11)
                                                        ----------------                                         ---------------
Total shareholders' equity                                    2,068,335                                              5,285,835
                                                        ----------------                                         ---------------
Total liabilities and shareholders' equity                  $12,075,274                                            $15,325,274
                                                        ================                                         ===============

                            Harvey Electronics, Inc.
                        Pro Forma Statement Of Operations
                                   (Unaudited)


                                                                                             Pro Forma
                                   Fifty-two Weeks                                         Fifty-two Weeks
                                        Ended                                                  Ended
                                  October 29, 2005                                           October 29,
                                     as reported        Debits          Credits                2005
                                 -------------------  ----------     --------------    --------------------

Net sales                                $40,444,374                                           $40,444,374
Other income                                       -                                                     0
                                 --------------------                                  --------------------
                                          40,444,374                                            40,444,374
                                 --------------------                                  --------------------

Cost of sales                             23,588,853                                            23,588,853
Selling, general and                      17,453,670    100,000   (6)      120,000 (11)         17,783,670
administrative expenses
                                                        350,000  (11)
Interest expense                             232,194                                               232,194
                                 --------------------                                  --------------------
                                          41,274,717                                            41,604,717
                                 --------------------                                  --------------------
Loss before income taxes                   (830,343)                                           (1,160,343)
Income taxes                                       -  1,350,000   (5)                            1,350,000
                                 --------------------                                  --------------------
Net loss                                   (830,343)                                           (2,510,343)

Preferred Stock dividend                      52,796    160,000   (8)                              212,796
requirement
                                 --------------------                                  --------------------
Net loss applicable to Common              ($883,139)                                          ($2,723,139)
Stock                            ====================                                  ====================

Net loss per share applicable
to common shareholders:

  Basic                                      ($0.25)                                               ($3.12)
                                 ====================                                  ====================
  Diluted                                    ($0.25)                                               ($3.12)
                                 ====================                                  ====================

Shares used in the calculation
of net loss per common share,
adjusted for a 1 for 4 reverse
stock split:
  Basic                                    3,495,435                                               873,859   (10)
                                 ====================                                  ====================
  Diluted                                  3,495,435                                               873,859
                                 ====================                                  ====================

                            Harvey Electronics, Inc.
                        Pro Forma Statement Of Operations
                                   (Unaudited)


                                Thirty-nine                                           Pro Forma
                                   Weeks                                           Thirty-nine Weeks
                                   Ended                                                Ended
                                July 29, 2006                                          July 29,
                                as reported        Debits         Credits                2006
                               -----------------  --------    --------------    ---------------------

Net sales                           $28,555,038                                            $28,555,038
Other income                             26,929                                                 26,929
                                 ---------------                                  ---------------------
                                     28,581,967                                             28,581,967
                                 ---------------                                  ---------------------

Cost of sales                        16,760,185                                             16,760,185
Selling, general and                 12,379,080      97,500  (7)       45,000 (11)          12,694,080
administrative expenses
                                                    262,500 (11)

Interest expense                        273,175                                                273,175
                                 ---------------                                  ---------------------
                                     29,412,440                                             29,727,440
                                 ---------------                                  ---------------------
Loss before income taxes              (830,473)                                            (1,145,473)
Income taxes                          1,350,000                                              1,350,000
                                 ---------------                                  ---------------------
Net loss                            (2,180,473)                                            (2,495,473)

Preferred Stock dividend                 37,831                                                 37,831
requirement                      ---------------                                  ---------------------
Net loss applicable to common      ($2,218,304)                                           ($2,533,304)
shareholders                     ===============                                  =====================

Net loss per share applicable
to common shareholders:

  Basic                                 ($0.63)                                                ($2.89)
                                 ===============                                  =====================
  Diluted                               ($0.63)                                                ($2.89)
                                 ===============                                  =====================

Shares used in the calculation
of net loss per common share,
adjusted for a 1 for 4 reverse
stock split:
  Basic                               3,508,584                                                877,146  (10)
                                 ===============                                  =====================
  Diluted                             3,508,584                                                877,146
                                 ===============                                  =====================

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Company as of July 29, 2006, and as adjusted to give effect to the issuance of 4,350 shares of 8% Convertible Preferred Stock at $1,000 par value, 2,214,285 warrants to purchase Common Stock at $1.40, 2,000,000 warrants to purchase Common Stock at $.70 and 3,500,000 warrants to purchase Common Stock at between $.80 - $1.70 and the proposed 1 for 4 reverse stock split. This table should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-Q and with "Management's Discussion and Analysis of Financial Condition and Results of Operations".


                                                                                                 July 29,2006
                                                                                    ---------------------------------------
                                                                                         Actual            As Adjusted
                                                                                    -----------------   ------------------


Total revolving line of credit facility and long-term liabilities                      $4,361,523        $4,196,523(9)

Shareholders' equity:
   8-1/2% Cumulative Convertible Preferred Stock, par value $1,000 per share;
authorized 10,000 shares; issued and outstanding 600 shares (aggregate liquidation preference--$600,000)

                                                                                          275,682           275,682

   8% Cumulative Convertible Series B Preferred Stock, par value $1,000 per share; authorized 4,400 shares; issued and outstanding 4,350 shares (aggregate liquidation preference--$4,350,000)

                                                                                                -         4,350,000(1)

Common Stock, par value $.01 per share; authorized 7,500,000 shares;
  issued and outstanding;  877,146 shares--(10)                                            35,086             8,771(10)
  Additional paid-in capital                                                            8,436,384         8,135,199(2),(3), (4)
                                                                                                                   (8),(10),(11)
  Accumulated deficit                                                                 (6,678,817)       (7,483,817)(6),(7),(8),(11)
                                                                                 -----------------   ---------------
Total shareholders' equity                                                              2,068,335         5,285,835
                                                                                 -----------------   ---------------
Total revolving line of credit  facility,  long-term  liabilities and
shareholders' equity                                                                   $6,429,858        $9,482,358
                                                                                 =================   ===============



Pro forma adjustments:

(1) As adjusted from the issuance of 4,350 shares of 8% Convertible Preferred Stock, at $1,000 par value.

(2)  As adjusted for the reimbursement of fees to Trinity of $350,000.

(3) As adjusted for professional fees, filing fees and other related costs of the Transaction of $350,000.

(4) As adjusted for the value of the 8% Convertible Preferred Stock issued to the Placement Agent of $350,000 plus $50,000 payable to a charity chosen by the Placement Agent.

(5)  Not used

(6) As adjusted to record compensation expense ($100,000) relating to Michael Recca's severance agreement.

(7) Represents retention bonuses accrued from May 1, 2006 to October 31, 2006 for key management. These bonuses are payable quarterly for two and one-half years, if the eligible officer remains with the Company.

(8) Represents the original issue discount on the preferred stock. Deemed to be a dividend to the preferred investors. The final amount of the original issue discount will be determined based on the value of the stock and below market conversion feature as of the issuance date.

(9) Includes amounts due under the Company's credit facility of $3,774,000, deferred rent of $395,000 and long-term debt of $28,000.

(10) As adjusted, to give effect to a 1 for 4 reverse stock split of the Company's common's common stock. The Company's common stock was reduced by $26,315 and additional paid-in capital was increased by $26,315 to give effect to the reverse stock split.

(11) As adjusted, to give effect to Mr. Stackpole's non-cash compensation plan for twelve and nine months. If approved, Mr Stackpole will receive warrants to purchase the Company's common stock with a fair value of $350,000 annually. Also to give effect to the reduction of Mr. Recca's fiscal 2005 salary as well as his nine month salary for fiscal 2006, plus related payroll costs.


Required Vote


     To be approved, Proposal 1 must receive "For" votes from a majority of the shares present and entitled to vote at the annual meeting, either in person or by proxy. If you select "Abstain" on your proxy card or you attend the meeting and abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

     If the stockholders do not approve Proposal 1, Proposal 2, Proposal 4, Proposal 5 and Proposal 6, we will be unable to complete the Transaction and will not receive any cash from the proposed sale of the Securities.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                            IN FAVOR OF PROPOSAL 1.


                                   PROPOSAL 2

          APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors has adopted, subject to stockholder approval, an amendment and restatement to the Certificate of Incorporation (the "Restated Certificate") to increase the authorized number of shares of common stock to 30,014,350 shares and authorize the issuance of the Series B Stock. The Board of Directors adopted this amendment in order to ensure that the Company would have sufficient shares of common stock and Series B Stock available to perform our obligations under the Purchase Agreement and for additional issuances in the future.

     In addition, the Restated Certificate: (i) sets forth the rights, preferences and privileges of the Series B Stock; (ii) permits the Company to engage in any lawful activity for which corporations may be acquired under New York's Business Corporation Law; and (iii) authorizes the Board of Directors to adopt and implement anti-takeover provisions it deems in the best interests of the Company, provided that any such provision will expire unless ratified within one year of adoption.

     The additional shares of common stock to be authorized by adoption of the Restated Certificate would have rights identical to the currently outstanding shares of common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share.

     The preferred stock to be authorized by the Restated Certificate is the Series B Stock. The Restated Certificate will provide for 4,350 shares of Series B Stock, which will be junior to the Company's existing shares of preferred stock. The other rights, preferences and privileges relating to the Series B Stock are described at "Summary of the Terms of the Transaction - Series B Stock" and a complete description is contained in the Restated Certificate of Incorporation annexed hereto as Appendix I. The other proposed changes contained in the Restated Certificate are designed to provide the Board of Directors with the flexibility to address contingencies that may arise in the future and are not intended to address any existing situation.

     In addition to the 3,995,084 shares (prior to the proposed one-for-four reverse stock split) of common stock outstanding on September 20, 2006, the Board of Directors has reserved 1,000,000 shares for issuance upon exercise of options and rights granted under our stock option plan. We have agreed to issue and sell 4,000 shares of Series B Stock and Warrants to purchase an additional 1,714,285 Warrant Shares pursuant to the Purchase Agreement in the Transaction (excluding our obligations to vFinance). Accordingly, the 10,000,000 shares of common stock currently authorized under the Certificate of Incorporation will not be sufficient to permit us to satisfy our obligations to issue and convert the Series B Stock or Warrant Shares upon exercise of the Warrants.

     At present, though the Board of Directors has no other immediate and specific plans to issue the additional shares of common stock, it desires to have the shares available to enable us to have a sufficient number of shares reserved and to provide additional flexibility to use common stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval, except to the extent required by applicable NASDAQ Marketplace Rules. These purposes may include: raising capital; establishing strategic relationships with other companies; expanding our business or product lines through the acquisition of other businesses or products; and other purposes.

     The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized common stock and permit the issuance of the Series B Stock has been prompted by the business and financial considerations described herein and not by the threat of any hostile takeover attempt stockholders should be aware that approval of this Proposal 2 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

     If the Restated Certificate is adopted, it will become effective upon the filing of the Restated Certificate with the Secretary of State of the State of New York.

     The text of the existing Certificate of Incorporation, and all amendments thereto, may be obtained upon written request directed to the Secretary at Harvey Electronics, Inc., 205 Chubb Avenue, Lyndhurst, NJ 07071

Required Vote

     To be approved, Proposal 2 must receive "For" votes from a majority of the shares outstanding on the record date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

     If the stockholders do not approve Proposal 1, Proposal 2, Proposal 4, Proposal 5 and Proposal 6, we will be unable to complete the Transaction and will not receive any cash from the proposed sale of the Securities. If this Proposal 2 is approved but any of Proposals 1, 4, 5 and 6 is not approved, those portions of the Restated Certificate relating to the Series B Stock will not be filed with the Secretary of State of the State of New York and the Company's Board of Directors, in its discretion, will determine whether to file with the Secretary of State the additional proposed changes in the Restated Certificate.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.


                                   PROPOSAL 3

                     APPROVAL OF AMENDED AND RESTATED BYLAWS

Summary of Principal Modifications to Bylaws

     As described above, the Board of Directors has adopted, subject to stockholder approval, Amended and Restated Bylaws, which, among other things,
(i) provide for a staggered, or classified, Board of Directors, (ii) limit the removal of directors, and (iii) enable directors to consider multiple factors when making major decisions.

     The following summary of the principal modifications to the Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws included in Appendix K and incorporated by reference herein.

     Supporters of classified boards of directors believe that classified boards enhance continuity and stability in a company's management and policies and thereby facilitate more effective long-term strategic planning and enhanced stockholder value. Supporters of classified boards also believe that, in the event of an unfriendly or unsolicited effort to take over or restructure a company, a classified board facilitates the board's ability to obtain the best outcome for stockholders by giving the company time to negotiate with the entity seeking to gain control of the company and to consider alternative proposals.

     Alternatively, detractors classified boards of directors believe that classified boards limit the ability of stockholders to elect directors and exercise influence over a company, and may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees. Detractors also believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for the implementation of those policies. A nonclassified board enables stockholders to hold all directors accountable on an annual basis, rather than over a three-year period. While it is not the reason for the proposed Bylaw amendment approval of the proposed amendments to the Certificate of Incorporation and Bylaws could increase the likelihood of such a tender offer or substantial stock purchases by a person seeking to change Harvey's board.

     We are also proposing to modify other provisions of our Bylaws to limit the removal of directors for cause or by a two-thirds vote of stockholders. In so doing, we are seeking to ensure that directors are not arbitrarily removed and can perform their duties free of undue pressure. We are also proposing to explicitly permit directors to take into account a variety of factors when making decisions on behalf of the Company. These factors may include the short- and long-term interests of the Company as well as other factors such as the productivity and profitability of the Company and the ability of the Company to provide its goods and services, employment opportunities to its staff, benefits and other factors which the Board, in good faith, believes may be relevant to the consideration of the issue at hand. We believe that the Board must consider a wide variety of factors when making determinations that may impact the Company in different ways, and have proposed modifications to the bylaws which would permit such considerations.

     If this Proposal 3 is approved, the Company's Bylaws will be amended to read in their entirety as set forth in Appendix K hereto.

     The text of the existing Bylaws, and all amendments thereto, may be obtained upon written request directed to the Secretary at Harvey Electronics, Inc., 205 Chubb Avenue, Lyndhurst, New Jersey 07071.

     If this Proposal 3 receives the requisite approval by stockholders at the meeting, we will amend the Bylaws immediately prior to the closing of the Transaction so that the Board of Directors will be classified effective upon the closing of the Transaction. This Proposal is not dependent or contingent upon the approval of the Transaction. Upon the closing of the Transaction, directors whose existing terms have expired will, subject to their earlier resignation, removal or death, hold office for a one-, two- or three-year term as set forth in this proxy statement and their successors are elected and qualified. If this Proposal 3 is approved and the Transaction is not approved, then existing directors will continue in office until their successors are designated and duly elected. If this Proposal 3 fails to receive the requisite approval by stockholders at the meeting, the Board of Directors will remain declassified, meaning that all current directors will continue to serve one-year terms until their successors are designated and qualified.

Required Vote

     The Board of Directors approved the proposed amendments to the Bylaws to be effective and contingent upon the closing of the Transaction as herein described. To be approved, Proposal 3 must receive "For" votes from at least a majority of the shares outstanding on the record date. If you abstain from voting, it will have the same effect as an "Against" vote. Broker non-votes will have the same effect as an "Against" vote.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.


                                   PROPOSAL 4

                              ELECTION OF DIRECTORS

     Our Board of Directors is currently comprised of seven members who are not divided into classes. Each director elected at the annual meeting will serve until the 2007 annual meeting and his successor is elected and has qualified; provided, however, if Proposal 3 is approved at the annual meeting and the Board of Directors is divided into three classes, the term of each respective director will end at our annual meeting of stockholders in 2007, 2008 or 2009 depending on the class to which each such director belongs. Please see the discussion in Proposal 3 for more information about the proposed classification of the Board of Directors.

     The Company has nominated the following persons as directors: D. Andrew Stackpole, Ron L. Jones, Robert E. Albus, Patrick E. Hobbs, Charles Berger, Scott Galloway, Ira Lamel, Michael E. Recca and Jonathan Stearns. In the event Proposal 3 is adopted, Robert E. Albus, Ira Lamel and Michael E. Recca, shall serve as Class I Directors, Patrick E. Hobbs, Scott Galloway and Jonathan Stearns shall serve as Class II Directors and D. Andrew Stackpole, Ron L. Jones, and Charles Berger shall serve as Class III Directors. Messrs. Albus, Hobbs, Galloway, Lamel, Recca and Stearns will be independent directors, if elected.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominated directors. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Company may propose. The nominated directors have each agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

     Set forth below is biographical information for each person nominated to be a director following the closing of the Transaction. Until such time, the current members of our Board of Directors will continue to serve in such capacity. In the event that this Proposal is not approved, or if the Transaction is not consummated for any reason, then the current members of our Board of Directors shall continue to serve until such time as a new slate of directors is nominated and approved at a subsequent meeting of stockholders.

Class I Directors: Continuing in Office Until the 2007 Annual Meeting (unless the Board of Directors remains declassified):

Robert E. Albus, 60, is currently President & CEO of Goodrich Capital, a financial Advisory Firm. Prior to this he was President of Premier Business Development, a Management Consulting Company, and since 1998 has been Managing Partner of ChemPro LLC, a technology development company he founded. Mr. Albus served as President and Chief Executive officer of Home-Link Services from 2002 to 2003. Prior to joining Home-Link Services, Mr. Albus was President of the Toiletry Division of Advanced Polymer Services, Inc., where he was employed from 1997 to 2000. Prior to that, Mr. Albus served as Director of Marketing of Combe, Inc, (U.S.); General Manager of Combe, Inc. (Canada); Vice President of Business Development of the W.B. Saunders Division of CBS; and a Product Director of Johnson & Johnson. Mr. Albus is a Director of Merisant Worldwide, Inc. a position he has held since May 2004. He received a BA from Lafayette College and an MBA from Lehigh University.

Ira J. Lamel, 58, was appointed to the Company's Board of Directors and Audit Committee (Chairman) in November 2003. He has been the Executive Vice President, Chief Financial Officer and Treasurer of The Hain Celestial Group, Inc. since October 1, 2001. Mr. Lamel, a certified public accountant, was a partner at Ernst & Young LLP where he served in various capacities from June 1973 to September 2001. Ernst & Young LLP served as the Company's independent registered public accountants until fiscal 2001. Mr. Lamel directed all of Ernst & Young's services to the Company, including the audits of our financial statements, from fiscal 1997 through fiscal 2000. Mr. Lamel is also a director of Excel Technology, Inc. (NASDAQ - XLTC).

Michael E. Recca, 55, became the Chairman of the Board of Directors of the Company in November 1996. Mr. Recca is also a member and the sole manager of Harvey Acquisition Company, LLC, which is a stockholder of the Company. Mr. Recca was an employee of Taglich Brothers, Inc., an NASD registered broker-dealer, through December 31, 1998. Beginning in January 2002 and continuing through April 2002, Mr. Recca was self-employed as a financial restructuring consultant, and, in this capacity, was also associated with NorthStar Capital, LLC, a joint venture with Ruskin Moscou Faltischek, P.C., the Company's corporate counsel. Currently, Mr. Recca is an officer and director of Sky Capital Holdings, LTD, and of several wholly owned subsidiaries of Sky Capital Holdings and the President of Sky Capital, LLC, a wholly owned subsidiary of Sky Capital Holdings, LTD and an NASD broker-dealer. Mr. Recca is also an officer and a director of Sky Capital Enterprises and of Sky Capital Ventures, (companies affiliated with Sky Capital Holdings, LTD) and several of their wholly or partially owned subsidiaries, including Global Secure Holdings, Ltd., and its wholly owned subsidiaries.

Class II Directors: Continuing in Office Until the 2008 Annual Meeting (unless the Board of Directors remain declassified):

Patrick E. Hobbs, 46, has served as the Dean of the Law School at Seton Hall University since 1999, and from 1995 until 1999 he served as the Associate Dean for Finance. Mr. Hobbs joined the faculty of Seton Hall in 1990, and he continues to teach in the area of tax law, including Federal Income Taxation, Corporate Taxation, Business Planning, and Law and Literature. Mr. Hobbs is a Commissioner on the New Jersey State Commission of Investigation. He is a member of the Standards Review Committee of the American Bar Association, Section of Legal Education and Admissions to the Bar, and has twice chaired the Law School Development Committee. He serves as a member of the boards of the Newark
Alliance, Lexis-Nexis, Newark Beth Israel Medical Center, the New Jersey Commission of Professionalism, and the New Jersey Institute for Continuing Legal Education. In 2004 he served as the Chairman of the Newark, New Jersey Mayor's Blue Ribbon Commission on the Downtown Core Redevelopment. Mr. Hobbs received a BS from Seton Hall University, a JD from the University of North Carolina at Chapel Hill, and an LL.M. from New York University.

Scott Galloway, 41, is a Clinical Associate Professor at the NYU Stern School of Business where he teaches brand strategy to 2nd year MBA students. In 1997 he co-founded Red Envelope (an Internet-based gift retailer) and served as Chairman until 2000 and on the firm's Board until 2004. He also co-founded Prophet Brand Strategy in 1992, an international consultancy that employs over 100 professionals, serving as CEO until 2000 and Chairman until 2002. Mr. Galloway was named one of the one hundred Global Leaders for Tomorrow in 1999 by the World Economic Forum in Davos, Switzerland. He received a BA from UCLA and an MBA from UC Berkeley.

Jonathan Stearns, 47, has been a Managing Director since 2004 and is a founding member of Associated Partners, LLC, where he managed co-investment portfolios totaling $175 million for Abbott Capital, and rendered other advisory services and participated in the private equity fund investment program. Prior to 2004 he was a Managing Director of Abbott Capital Management, LLC, where since 2001 he was the head of a co-investment team responsible for direct investments in private companies. Mr. Stearns has also been a Managing Director and co-head of Equinox Investment Partners, LLC from 1996 to 2001, where he focused primarily on investing in private, middle-market companies. He previously spent several years in the private capital group of Kleinwort Benson Limited, ultimately as a Director with significant involvement in forming and raising capital for the $180 million KB Mezzanine Fund II, LP. Mr. Stearns received a BA from The University of the South in Sewanee, Tennessee and completed graduate studies in political economics, with an emphasis on Japan, at Cornell University.

Class III Directors: Nominees for Election for a Three-year Term Expiring at the 2009 Annual Meeting (unless the Board of Directors remains declassified):

D. Andrew Stackpole, 42, is a founder and has been Managing Partner of Trinity Investment Partners LLC since 2002. From 1999 until 2001 he was a Managing Director in the Global Consumer Products group of Merrill Lynch. Prior to joining Merrill Lynch, Mr. Stackpole was a Managing Director in the Mergers & Acquisitions department of Bear Stearns, and prior to that an Executive Director at SBC Warburg where he held various positions including Co-Head of the U.S. Mergers and Acquisitions group. Mr. Stackpole has been a Term Member of the Council on Foreign Relations, where he was nominated an International Affairs Fellow. He is a Director of the Michael J. Berkeley Foundation, a charity focused on providing academic scholarships for minority college students, and is also a Director of TechFoundation, a nonprofit provider of technology resources to charitable organizations. Mr. Stackpole received a BA from Trinity College, an MPA from the Kennedy School of Government at Harvard University, and an MBA from the Wharton School of the University of Pennsylvania.

Ron L. Jones, 63, has been a Management Partner in Trinity Investment Partners LLC since 2003. Mr. Jones was President and CEO of Sealy, Inc. from 1996 to 1997 and Chairman, President and CEO of Sealy from 1997 to 2002 and continued to serve as Chairman until retiring in 2004. He was President of the Home Furnishings Group of Masco, Inc. from 1988 to 1996. Mr. Jones also served as President of The HON Company from 1983 to 1987 and was elected to the Board of HON Industries (now dba HNI Corporation) in 1996. Mr. Jones was named President of HON Industries in 1987 and served in that capacity until joining Masco in 1988. He also served as a Director of Vermeer Corporation from 2000 to 2002. He is currently a Director of AOT Bedding Holdings Corporation (National Bedding Company). Mr. Jones serves as a Trustee of the High Point Regional Health System, of High Point University, The Piedmont School, and of Southern Virginia University. Mr. Jones received a BS from Central Methodist College and has received an honorary doctorate degree from Southern Virginia University.

Charles M. Berger, 70, has been a Management Partner in Trinity Investment Partners LLC since 2003. Mr. Berger served as Chairman of the Board of The Scotts Company from 1996 through 2002. From 1996 to 2001, he was also Chief Executive Officer, and from 1996 until 2000, he was President. Prior that, during his 32-year career at H.J. Heinz Company, he held the positions of Chairman and Chief Executive Officer of Heinz India Pvt. Ltd. (Bombay); Chairman, President, and Chief Executive Officer of Weight Watchers International, a Heinz affiliate; Managing Director and Chief Executive Officer of Heinz-Italy (Milan), the largest Heinz profit center in Europe; General Manager, Marketing, for all Heinz U.S. grocery products; Marketing Director for Heinz U.K. (London); and Director of Corporate Planning at Heinz World Headquarters. Mr. Berger is a Director of the Colibri Corporation of Providence, Rhode Island, and of Salerno Plastics, Plattsburgh, New York. He is also on the Board of the Philharmonic Center for the Arts in Naples, Florida, the North Shore Hospital System in Manhasset, New York, and Chairman of the Naples Botanical Garden. Mr. Berger is also Executive in Residence at Ohio Wesleyan University. He graduated from Princeton University and received an MBA from Harvard Business School.

Vacancies on the Board of Directors

     Currently, vacancies on the Board of Directors may be filled by a majority of the remaining independent directors. A director elected by the Board of Directors to fill a vacancy, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director's successor is elected and qualified.

Classification of the Board of Directors

     If Proposal 3 is approved by the stockholders, our Bylaws will be amended so that our Board of Directors will be classified effective upon the closing of the Transaction, and the term of office of each director then in office will expire as set forth above. If Proposal 3 is not approved at the annual meeting and we still complete the Transaction, the individuals designated in this proxy statement will be elected as the Board of Director to serve until the next annual meeting and his successor is duly elected. If Proposal 3 is not approved at the annual meeting and we do not complete the Transaction, the Board of Directors will remain declassified and the directors' terms of office will be as set forth above. Please see the discussion in Proposal 3 for more information about the proposed classification of the Board of Directors.

Independence of the Board of Directors

     As required under applicable NASDAQ Marketplace Rules, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the board of directors. Our Board of Directors consults with our counsel to ensure that the Board of Directors' determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent NASDAQ Marketplace Rules, as in effect time to time.

     Consistent with these considerations, after review of all relevant transactions or relationships between each director or any of his family members, and our senior management, our independent registered public accounting firm and us, the Board of Directors affirmatively has determined that all of the directors are independent directors within the meaning of the applicable NASDAQ Marketplace Rules, except for D. Andrew Stackpole, Ron L. Jones and Charles Berger.

     If the stockholders do not approve Proposal 1, Proposal 2, Proposal 4, Proposal 5 and Proposal 6, we will be unable to complete the Transaction and will not receive any cash from the proposed sale of the Securities. In addition in the event this Proposal 4 is approved but Proposal 1, Proposal 2, Proposal 5 and Proposal 6 are not approved and the Transaction is not consummated for any reason, then the current directors of the Company -- and not the nominees above -- identified herein shall continue until such time as a new slate of directors is nominated and approved at a subsequent meeting of stockholders.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                      VOTE IN FAVOR OF EACH NAMED NOMINEE.


                                   PROPOSAL 5

                   APPROVAL OF STACKPOLE EMPLOYMENT AGREEMENT


     Upon the closing of the Transaction, D. Andrew Stackpole, the founder of Trinity, will become Chairman of the Board pursuant to the terms of the Employment Agreement, which is included in Appendix G. Mr. Stackpole will receive base salary at an annual rate of $150,000 payable on the Termination Date (as defined therein) in vested warrants to purchase common stock of the Company, and a quarterly bonus of $50,000, also payable in the month immediately following such quarter. For purposes of Mr. Stackpole's base salary and bonus calculations, common stock of the Company will be deemed to have a value equal to the average VWAP (as defined herein) over the period with respect to which the payment is being made. Warrants will be issued with a strike price of 50% of the average VWAP over such period and shall be deemed to have a value for purposes of this calculation equal to 50% of the average VWAP over such period and shall be exercisable no later than March 15 of the calendar year following the calendar year in which they are issued. Pursuant to the terms of the Employment Agreement, VWAP means, for any date, the price determined by the first of the following clauses that applies: (a) if our common stock is then listed or quoted on a Trading Market (as defined), the daily volume weighted average price of the common stock for such date (or the nearest preceding date) on the Trading Market on which the common stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the common stock for such date (or the nearest preceding date) on the OTC Bulletin Board;
(c) if the common stock is not then quoted for trading on the OTC Bulletin Board and if prices for the common stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the common stock so reported; or (d) in all other cases, the fair market value of a share of common stock as determined by an independent appraiser selected in good faith by Mr. Stackpole and reasonably acceptable to the Company. Notwithstanding anything to the contrary set forth in the Employment Agreement, in no event shall warrants issued thereunder be exercisable for more than 1,000,000 shares of common stock, except upon a termination of Mr. Stackpole's employment without Cause, in which event the number of shares issued will not exceed 3,000,000.

     Trinity will receive no additional compensation for services of its employees or advisors made available to Harvey.

     Mr. Stackpole will also receive employee benefits (including fringe benefits, vacation, pension and profit sharing plan participation and life, health, accident and disability insurance) on the same basis as those benefits are generally made available to senior executives of the Company, and will be reimbursed for reasonable travel, entertainment and other business expenses incurred by him in the performance of his duties, all in accordance with Company policies. In the event Mr. Stackpole is terminated due to his death or disability, he shall continue to receive payments of base salary, bonus and other benefits specified in the Employment Agreement for a period of twelve (12) months. He shall also receive (i) a cash payment equal to twelve (12) months of his highest monthly car allowance or monthly average travel reimbursement in effect within the six (6) month period immediately prior to the termination, not to exceed Twelve Thousand and 00/100 ($12,000) Dollars; (ii) the maximum/highest benefits which he was receiving at any time during a two-year period prior to termination, relating to health insurance, accident insurance, long-term care, life insurance and disability, shall continue for one (1) year beyond the date of termination of his employment; (iii) any stock options granted to him which have not vested on or prior to termination date shall immediately vest as of the date of termination; and (iv) cash payment for accrued but unpaid vacation and sick days. In the event Mr. Stackpole is terminated for Cause (as defined in the Employment Agreement), he shall receive his base salary through the date of termination plus any bonus accrued for any completed quarterly period. In the event Mr. Stackpole is terminated without Cause, he shall receive in a single lump sum as soon as practicable but not later than 30 days following such termination equal to (1) in the case of termination other than a Change in Control or Potential Change in Control, the equivalent of one year of base salary and bonus and (2) in the case of termination as a result of a Change in Control or Potential Change in Control, three (3) times annual base salary and bonus, payable in each case in cash or common stock of the Company, at the option of Mr. Stackpole. Any shares or warrants issued under the Employment Agreement shall be subject to share withholding.

     If the stockholders do not approve Proposal 1, Proposal 2, Proposal 4, Proposal 5 and Proposal 6, we will be unable to complete the Transaction and will not receive any cash from the proposed sale of the Securities. In addition in the event this Proposal 5 is approved but Proposal 1, Proposal 2, Proposal 4 and Proposal 6 are not approved and the Transaction is not consummated for any reason, then the Employment Agreement will not be delivered and Mr. Stackpole will not become Chairman of the Board pursuant to its terms.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                          VOTE IN FAVOR OF PROPOSAL 5.


                                   PROPOSAL 6

                   APPROVAL OF AMENDMENT TO THE CERTIFICATE OF
                    INCORPORATION TO EFFECT THE REVERSE SPLIT

     Our Board of Directors has approved a proposal to amend our Certificate of Incorporation to effect a reverse stock split of all outstanding shares of our common stock at a reverse split ratio of 1 for 4. The Board of Directors has recommended that this proposal be presented to our stockholders for approval. You are now being asked to vote upon amendment to our Certificate of Incorporation to effect this reverse stock split whereby four outstanding shares of our common stock, such number consisting only of whole shares, will be combined and converted into one share of our common stock. If this Proposal 5 receives the requisite approval of the stockholders at the annual meeting. The Board of Directors will have the authority to elect, at its sole discretion and as it determines to be in our stockholders' best interests, whether to implement the Reverse Split.

     The form of the proposed amendment to our Certificate of Incorporation is appended to this proxy statement as Exhibit I.

     If following stockholder approval of this Proposal 6, the Board of Directors determines that implementing the Reverse Split is in our stockholders' best interests, the Reverse Split will become effective upon the filing of the amendment with the Secretary of State of the State of New York.

     If the stockholders approve this Proposal 6 and the Board of Directors elects to effect the Reverse Split, the number of issued and outstanding shares of common stock would be reduced in proportion to the Reverse Split ratio. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. Currently, we are authorized to issue up to a total of 10,010,000 shares of capital stock, consisting of 10,000 shares of preferred stock and 10,000,000 shares of common stock (these amounts do not include the additional increase in the authorized common stock contemplated by Proposal 2). The amendment considered under this Proposal 6 would not change the total authorized number of shares of our capital stock. Immediately following the reverse stock split, the total authorized number of shares of capital stock would remain at 10,000,000, consisting of 10,000 shares of preferred stock and 10,000,000 shares of common stock. If Proposal 2 is approved by the stockholders, the total authorized number of shares of capital stock would be increased to 30,014,350, consisting of 14,350 shares of preferred stock and 30,000,000 shares of common stock. The par value of our common stock and preferred stock would remain unchanged.

Reasons for the Reverse Split

     The Board of Directors believes that the Reverse Split may be desirable for a number of reasons. The Reverse Split would allow us to increase immediately the per share price of our common stock price while we continue to progress towards achieving our business objectives. A higher per share price for our common stock may allow us to avoid having our common stock delisted from The NASDAQ Capital Market. The Reverse Split could also improve the marketability and liquidity of our common stock.

     Our common stock is quoted on The NASDAQ Capital  Market.  In order for our common stock to continue to be quoted on The NASDAQ Capital Market, we must satisfy certain listing maintenance standards of the NASDAQ Marketplace Rules. On December 20, 2005, we received a notice from the Listing Qualifications Staff of The NASDAQ Stock Market stating that for the last 30 consecutive business days, the bid price of our common stock had closed below the minimum $1.00 per share requirement for continued inclusion under NASDAQ Marketplace Rule 4310(c)(4). Pursuant to NASDAQ Marketplace Rule 4310(c)(8)(D), we were provided 180 calendar days or until June 19, 2006 to regain compliance.

     On June 20, 2006, we received a second notice from the Listing Qualifications Staff stating that our common stock would be delisted from The NASDAQ Capital Market due to the our failure to evidence a closing bid price of $1.00 per share, as required by NASDAQ Marketplace Rule 4310(c)(4), prior to the expiration of the 180-day grace period. The notice stated that our common stock was scheduled to be delisted from The NASDAQ Capital Market at the opening of business on June 29, 2006, unless we requested a hearing before the NASDAQ Listing Qualifications Panel. We requested a hearing before the NASDAQ Listing Qualifications Panel to review the Staff determination to delist our common stock and to seek continued listing of our common stock on The NASDAQ Capital Market. Our hearing request stayed the delisting of our common stock until the Listing Qualifications Panel renders a determination after the hearing. At the hearing, we requested an opportunity to obtain stockholder approval of this Proposal 6 so that we can implement the Reverse Split and allow the post-split shares to trade for a sufficient time to meet the $1.00 minimum bid price listing standard. There can be no assurance that the Listing Qualification Panel will grant our request for continued listing on The NASDAQ Capital Market, in which case our common stock could be delisted from The NASDAQ Capital Market. If our common stock were to be delisted, our common stock could trade on the OTC Bulletin Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc. Such alternative markets are generally considered to be less efficient than, and not as liquid as, The NASDAQ Capital Market.

     The Board of Directors expects that the Reverse Split will increase the market price of our common stock so that we are able to regain compliance with the NASDAQ minimum bid price listing standard. The effect of a reverse split upon the market price of our common stock is unpredictable, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of our common stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the reverse stock split. There can be no assurance that the market price per post-split share will either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of our common stock may be based also on other factors that may be unrelated to the number of shares outstanding, including our future performance and general market conditions. There can be no assurance that we will not be delisted due to a failure to meet other continued listing requirements even if the market price per post-split share remains in excess of $1.00. For example, if we fail to complete the Transaction described in Proposal 1, we will not satisfy the minimum stockholders' equity requirements under the NASDAQ Marketplace Rules.

     The Board of Directors does not intend the Reverse Split to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the 1934 Act.

Effects of the Reverse Split on Registration and Voting Rights

     Our common stock is currently registered under Section 12(g) of the 1934 Act and we are subject to the periodic reporting and other requirements of the 1934 Act. The proposed Reverse Split will not affect the registration of the common stock under the 1934 Act.

     Subject to The NASDAQ Capital Market's consent, if the proposed Reverse Split is implemented, our common stock will continue to be reported on The NASDAQ Capital Market under the symbol "HRVE" (although NASDAQ would likely add the letter "D" to the end of the trading symbol for a period of 20 trading days to indicate that the Reverse Split has occurred).

     After the effective date of the Reverse Split, each stockholder would own a reduced number of shares of our common stock. The proposed Reverse Split would affect all of our stockholders uniformly and would not affect any stockholder's percentage ownership interest in us, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of our common stock would not be affected by a Reverse Split (other than as a result of the payment of cash in lieu of fractional shares). The number of stockholders of record would not be affected by a Reverse Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the proposed Reverse Split).

Effect of the Reverse  Split on the  Authorized  but  Unissued  Shares of Common
Stock

     Although the proposed Reverse Split will not affect the rights of stockholders or any stockholder's proportionate equity interest in the Company, subject to the treatment of fractional shares, the number of authorized shares of common stock will not be reduced. This will increase significantly the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. At this time, we do not have any plans, proposals or arrangements to acquire any business or engage in any investment opportunity or otherwise to issue additional shares of our common stock, except with respect to the Transaction if it is approved by the stockholders at the annual meeting. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Certificate of Incorporation or Bylaws. Management could issue additional shares of our common stock to resist or frustrate a proposed third-party transaction that would provide an above-market premium to stockholders and that is favored by a majority of our stockholders.

Effect of the Reverse Split on Stock Options, Warrants and Par Value

     The Reverse Split would reduce the number of shares of common stock available for issuance under our equity incentive and stock purchase plans, in proportion to the Reverse Split ratio. We also have outstanding stock options and warrants to purchase shares of our common stock. Under the terms of the outstanding stock options and warrants, a reverse stock split would reduce the number of shares of common stock issuable upon exercise of such stock options and warrants in proportion to the ratio of the Reverse Split and would proportionally increase the exercise price of such outstanding stock options and warrants. In connection with a reverse stock split, the number of shares of common stock issuable upon exercise of outstanding stock options and warrants would be rounded to the nearest whole share and no cash payment would be made in respect of such rounding.

     If the proposed Reverse Split is implemented, it will increase the number of our stockholders who own "odd lots" of less than 100 shares of our common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

Effective Date

     The proposed Reverse Split would become effective as of 5:01 p.m. Eastern Time on the date of filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of New York. Except as explained below with respect to fractional shares, on the effective date shares of common stock issued and outstanding immediately prior to the effective time will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the reverse stock split ratio determined by the Board of Directors within the limits set forth in this Proposal 6.

Payment for Fractional Shares

     No fractional shares of common stock will be issued as a result of the proposed Reverse Split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the transfer agent of such certificates representing such fractional shares, will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sales price of our common stock on the effective date as reported on The NASDAQ Capital Market (or other trading market on which our shares of common stock are then listed) by (ii) the amount of the fractional share. This amount would be issued to the stockholder in the form of a check in accordance with the exchange procedures outlined under "Exchange of Stock Certificates" below. Holders of as many as three shares of our common stock would be eliminated as a result of the payment of fractional shares in lieu of any fractional share interest in connection with the Reverse Split. As of August 1, 2006, there were approximately 340 stockholders of record of our common stock. As a result of the Reverse Split, we estimate that cashing out fractional stockholders could potentially reduce that number of stockholders of record to approximately 225.

Exchange of Stock Certificates

     If this Proposal 6 is approved by the stockholders at the annual meeting and the Board of Directors elects to effect the Reverse Split, as soon as practicable after the effective date, stockholders will be notified that the Reverse Split has been effected. Our transfer agent would act as "exchange agent" for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

Accounting Consequences

     The par value per share of our common stock would remain unchanged at $.01 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the common stock would be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of our common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

Dissenters' Rights

     There exists under the Business Corporation Law of the State of New York rights or actions for stockholders who are aggrieved by reverse stock splits. Although the nature and extent of such rights or actions are uncertain and may vary depending upon facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions. For example, stockholders could, if they deemed such to be applicable, take appropriate legal action against us and our Board of Directors, and claim that the transaction was unfair to the unaffiliated stockholders, and/or that there was no justifiable or reasonable business purpose for the Reverse Split.
Stockholders holding less than four pre-split shares who want to remain stockholders may purchase a sufficient number of additional shares on the open market in order to hold more than four pre-split shares prior to the Effective Date. Those stockholders who do not desire to remain stockholders may sell a sufficient number of shares such that they hold fewer than four pre-split shares before the Effective Date in order to be cashed out in the Transaction. In a similar way, larger stockholders can buy or sell shares before the Effective Date in order to generate a fractional share, which would be cashed out, or to avoid the generation of a fractional share and thus avoid being cashed out to any extent.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

     The following is a summary of important tax considerations of the proposed Reverse Split. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse split shares as part of a straddle, hedge or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code and stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign and other laws. We have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. Each stockholder is advised to consult his or her tax advisor as to his or her own situation.

     The Reverse Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Split qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the Reverse Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder's basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

     A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year.

     No gain or loss will be recognized by us as a result of the reverse stock split.

Required Vote

     If the stockholders do not approve Proposal 1, Proposal 2, Proposal 4, Proposal 5 and Proposal 6, we will be unable to complete the Transaction and will not receive any cash from the proposed sale of the Securities. In addition, in the event this Proposal 6 is approved but Proposal 1, Proposal 2, Proposal 4, and Proposal 5 are not approved and the Transaction is not consummated for any reason, then the current directors of the Company - and not the nominees above - shall have the option of not implementing the Reverse Split.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 6.


                                   PROPOSAL 7

               RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Directors has selected BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ending October 28, 2006 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. BDO Seidman, LLP has audited our financial statements since 2001. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Neither our Bylaws nor our other governing documents or law require stockholder ratification of the selection of BDO Seidman, LLP as our independent registered public accounting firm. However, our Audit Committee is submitting the selection of BDO Seidman, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests or in the best interests of our stockholders.

Principal Accountant's Fees and Services

     The following represents amounts billed and amounts expected to be billed to the Company for the professional services of BDO Seidman, LLP rendered during fiscal years 2005 and 2004:

                                              2005             2004
                                              ----             ----
         Audit Fees                       $101,000         $70,000

         Audit - Related Fees               23,500(1)        5,000(1)

         Tax Fees                              -              -

         All Other Fees                        -              -

         Total                            $124,500         $75,000
                                          ========         =======


(1) For fiscal 2005 and 2004, amounts related to consultations on accounting and SEC matters.

     All fees for the years presented were approved by the Company's Audit Committee.

To be approved, Proposal 7 must receive "For" votes from a majority of the shares present and entitled to vote at the annual meeting, either in person or by proxy. In determining whether this proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 7.


SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to the beneficial ownership of shares of Common Stock as of September 20, 2006 does not give effect to the Transaction, and is based on information obtained from the persons named below, by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each executive officer and current director of the Company, (iii) all officers and current directors of the Company as a group and (iv) all beneficial owners as a group:


                                                                          Amount and Nature of
        Name and Address of Beneficial Owner          Title of Class      Beneficial Ownership         Percentage
----------------------------------------------------- ---------------- ---------------------------- -----------------

Michael E. Recca                                          Common               220,078(1)                5.3%
949 Edgewood Avenue
Pelham Manor, NY 10803

Ronald I. And Joyce L. Heller                             Common               194,900                   4.9%
74 Farview Road
Tenafly, New Jersey 07670

William F. Kenny, III                                     Common                54,589 (2)               1.4%
C/o Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ 07071

Fredric J. Gruder                                         Common                40,000 (2)               1.0%
775 Park Avenue
Huntington, NY 11753

Ira J. Lamel                                              Common                    -0-                  -
c/o The Hain-Celestial Group, Inc.
58 South Service Road
Melville, N Y 11747

Nicholas A. Marshall                                      Common                    -0-                  -
113 Horseshoe Road
Mill Neck, NY 11765

Franklin C. Karp                                          Common               234,500 (3)               5.6%
c/o Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ 07071

Joseph J. Calabrese                                       Common               201,702 (4)               4.8%
c/o Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ 07071

Michael A. Beck                                           Common               197,500 (4)               4.7%
c/o Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ 07071

Roland W. Hiemer                                          Common               107,500 (5)               2.6%
c/o Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ 07071

SBA Receiver for Inter-Equity Capital Partners, L.P.      Common               486,500                  12.2%
666 11th Street N.W. Suite 200
Washington, D.C. 2001-4542

Richard and Frances McGlenn                               Common               479,400(7)               12.0%(8)
5803 Palmetto Drive
Fort Pierce, FL 34982
----------------------------------------------------- ---------------- ---------------------------- -----------------

All Directors and Officers as a group                     Common             1,055,869 (6)              21.7%
(9 Persons)

All Beneficial Owners as a group                          Common             2,216,669 (6)              45.6%
----------------------------------------------------- ---------------- ---------------------------- -----------------

(1) Includes 43,932 shares of the Company's Common Stock owned by Harvey Acquisition Company LLC ("HAC"), of which Mr. Recca is a member and the sole manager, plus options to purchase up to 160,000 shares of the Company's Common Stock which are exercisable at prices of between $.8937-$1.925 per share.

(2) Includes options to purchase up to 40,000 shares of the Company's Common Stock, which are exercisable at prices of between $.8125-$1.375 per share.

(3) Includes options to purchase up to 212,500 shares of the Company's Common Stock, which are exercisable at an exercise price of between $.8125-$3.00 per share.

(4) Includes options to purchase up to 190,000 shares of the Company's Common Stock, which are exercisable at an exercise price of between $.8125-$3.00 per share.

(5) Includes options to purchase up to 105,000 shares of the Company's Common Stock, which are exercisable at an exercise price of between $.8125-$3.00 per share.

(6) Includes options and warrants to purchase up to 982,500 shares of Common Stock, which are exercisable at an exercise price of between $.8125-$5.00 per share.

Information relating to the McGlenns is based solely upon a review of Form 4s and the Schedule 13G filed by the McGlenns with the SEC covering the period through September 20, 2006. According to such filing, 250,900 shares are held in the name of Richard E. McGlenn, 195,300 shares are held by Frances W. McGlenn, 20,200 shares are held by Michael McGlenn with power of attorney to vote and dispose of such shares held by Richard McGlenn, and 13,000 shares are held by Frances W. McGlenn as custodian for Sara McGlenn.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and NASDAQ. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no other forms were required for such persons, the Company believes that during the fiscal year ended October 29, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were fully satisfied.


INFORMATION REGARDING OFFICERS AND DIRECTORS

The following table sets forth the names and ages of the Company's current directors and executive officers and the positions they hold with the Company:


            Name              Age (1)        Position
            ----              -------        --------

Michael E. Recca                55           Chairman and Director
William F. Kenny, III           74           Director
Fredric J. Gruder               59           Director
Nicholas A. Marshall            73           Director
Ira J. Lamel                    58           Director
Franklin C. Karp                52           Chief Executive Officer, President
                                             and Director
Joseph J. Calabrese             46           Executive Vice President, Chief
                                             Financial Officer, Treasurer,
                                             Secretary and Director
Michael A. Beck                 47           Vice President of Operations
Roland W. Hiemer                45           Vice President Merchandising

(1) As of July 31, 2006.

Michael E. Recca became the Chairman of the Board of Directors of the Company in November 1996. Mr. Recca is also a member and the sole manager of Harvey Acquisition Company, LLC, which is a stockholder of the Company. Mr. Recca was an employee of Taglich Brothers, Inc., an NASD registered broker-dealer, through December 31, 1998. Beginning in January 2002 and continuing through April 2002, Mr. Recca was self-employed as a financial restructuring consultant, and, in this capacity, was also associated with NorthStar Capital, LLC, a joint venture with Ruskin Moscou Faltischek, P.C., the Company's corporate counsel. Currently, Mr. Recca is an officer and director of Sky Capital Holdings, LTD, and of several wholly owned subsidiaries of Sky Capital Holdings and the President of Sky Capital, LLC, a wholly owned subsidiary of Sky Capital Holdings, LTD and an NASD broker-dealer. Mr. Recca is also an officer and a director of Sky Capital Enterprises and of Sky Capital Ventures, (companies affiliated with Sky Capital Holdings, LTD) and several of their wholly or partially owned subsidiaries, including Global Secure Holdings, Ltd., and its wholly owned subsidiaries.

Franklin C. Karp began his career in the retail consumer electronics industry over 25 years ago, working as a salesman for what was then one of the most successful chain operations in the New York metropolitan area. He held various positions in sales management, purchasing and operations. In 1990, Mr. Karp joined Harvey as Merchandise Manager and later as Vice President in charge of merchandising. Mr. Karp was appointed President of Harvey in 1996 and Chief Executive Officer in 2004.

Joseph J. Calabrese, a certified public accountant, joined the Company as Controller in 1989. Since 1991, Mr. Calabrese has served as Vice President, Chief Financial Officer, Treasurer and Secretary of the Company. Mr. Calabrese was elected Executive Vice President and a Director of the Company in 1996. Mr. Calabrese began his career with Ernst & Young LLP in 1981 where for the eight-year period prior to his joining the Company he performed audit services with respect to the Company.

Fredric J. Gruder has been a director since July 1998. Since December 2001, Mr. Gruder has been a sole practitioner in his own law firm. From July 1999 to December 2001, Mr. Gruder was of counsel to Dorsey & Whitney LLP. From September 1996 to July 1999, he was a partner in the law firm of Gersten, Savage, Kaplowitz & Fredericks, LLP ("Gersten"), which represented Thornwater Company, L.P. ("Thornwater"), representative of the Company's underwriters in the Offering. From March 1996 through September 1996, Mr. Gruder was of counsel to Gersten, having been a sole practitioner from May 1995 through March 1996. From March 1992 until March 1996, Mr. Gruder served as vice president and general counsel to Sbarro, Inc., then a publicly traded corporation which owns, operates, and franchises Italian restaurants. Prior to this time, Mr. Gruder practiced law in New York for over twenty years, specializing in corporate securities and retail real estate.

William F. Kenny, III has been a director of the Company since 1975. From January 1992 to December 2000, Mr. Kenny was a consultant to Meenan Oil Co., Inc. Prior to 1992, Mr. Kenny was the President and Chief Executive Officer of Meenan Oil Co., Inc. Mr. Kenny has also served as a director of the Empire State Petroleum Association, Petroleum Research Foundation and was the President of the East Coast Energy Council. Mr. Kenny was also the President of the Independent Fuel Terminal Operators Association and the Metropolitan Energy Council.

Nicholas A. Marshall has been a director of the Company since May 2003. Since 1998, Mr. Marshall has worked as a consultant and trustee of a family estate. From 1983 - 1997, Mr. Marshall served as a director of the Greater New York
Savings Bank and from 1997-1998 he was an Advisory Board member of Astoria Federal Corporation. Mr. Marshall has over 37 years of experience in investment banking and has held senior executive positions in several asset management firms. Mr. Marshall has a BA degree from Yale University and an MBA from Harvard Business School.

Ira J. Lamel was appointed to the Company's Board of Directors and Audit Committee (Chairman) in November 2003. He has been the Executive Vice President, Chief Financial Officer and Treasurer of The Hain Celestial Group, Inc. since October 1, 2001. Mr. Lamel, a certified public accountant, was a partner at Ernst & Young LLP where he served in various capacities from June 1973 to September 2001. Ernst & Young LLP served as the Company's independent registered public accountants until fiscal 2001. Mr. Lamel directed all of Ernst & Young's services to the Company, including the audits of our financial statements, from fiscal 1997 through fiscal 2000. Mr. Lamel is also a director of Excel Technology, Inc. (NASDAQ - XLTC).

Michael A. Beck has been Vice President of Operations of the Company since April 1997. From June 1996 until such date he was the Company's Director of Operations and from October 1995 until April 1996 he served as Director of Operations for Sound City, a consumer electronics retailer. Mr. Beck was a store manager for the Company from August 1989 until October 1995. Mr. Beck holds a BA in Psychology from Merrimack College.

Roland W. Hiemer has been with the Company since 1990. He started with the Company as a salesman and advanced to Senior Sales Manager for the Paramus store in 1991. He was further promoted to Inventory Control Manager in 1991. In 1997, he was promoted to Director of Inventory Control and in 2001, Mr. Hiemer was promoted to Merchandise Manager. In January 2004, Mr. Hiemer was promoted to Vice President of Merchandising. Mr. Hiemer holds a BA in Business Administration from Hofstra University.

Jeffrey A. Wurst, a director of the Company since February 2000, did not stand for re-election to the Board for fiscal 2006.

Committees of the Board of Directors

The Board of Directors, which met seven times either in person or telephonically during fiscal 2005, has an Audit Committee and a Compensation and Stock Option Committee.

The Board generally relies on its network of industry and professional contacts in connection with identifying potential Board members. The Board will only consider nominees that have the requisite industry or financial experience to be able to advise and direct senior management in the Company's operations. At a minimum, each nominee: (i) must be prepared to represent the best interests of all of the Company's stockholders, (ii) must be an individual who has demonstrated integrity and ethics in his/her personal and professional field and has established a record of professional accomplishment in his/her chosen field;
(iii) must not have (and his/her family members must not have) any material personal, financial or professional interest in any present or potential competitor of the Company; and (iv) must be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board and not have other personal or professional commitments that would interfere or limit his or her ability to do so.

Compensation and Stock Option Committee. During fiscal 2005, Fredric J. Gruder, William F. Kenny, III, Jeffrey A. Wurst (did not stand for re-election to the Board for fiscal 2006,) Nicholas A. Marshall and Ira J. Lamel served on the Compensation and Stock Option committee (the "Compensation Committee"). Each director who served on the Compensation Committee during fiscal 2005 qualified as an "independent director" as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD"). The function of the Compensation Committee is to make recommendations to the Board with respect to the compensation of management level employees and to administer plans and programs relating to stock options, pension and other retirement plans, employee benefits, incentives, and compensation. The Compensation Committee met one time in fiscal 2005.

Audit Committee. During fiscal 2005, William F. Kenny, III, Nicholas A. Marshall and Ira J. Lamel (Chairman) served on the Audit Committee. Each of the current Audit Committee members meets the independence criteria prescribed by Rule 10A-3 promulgated under the Exchange Act and is an "independent director" as defined in NASD Rule 4200(a)(15). Each Audit Committee member meets NASDAQ's financial knowledge requirements, and Ira J. Lamel, designated by the Board of Directors as the "Audit Committee financial expert" under the SEC rules, meets NASDAQ's professional experience requirements as well. The Audit Committee is governed by, and operates pursuant to, a written charter adopted by the Board of Directors. Such charter complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASDAQ. As more fully described in the charter, the Audit Committee is responsible for overseeing the accounting and financial reporting processes and the audits of the financial statements of the Company. The Audit Committee met four times in fiscal 2005.

Affirmative Determinations Regarding Director Independence

The Board of Directors has determined each of the following directors to be an "Independent Director" as such term is defined in the NASD Marketplace rule 4200(a)(15):

                                Fredric J. Gruder
                              William F. Kenny, III
                              Nicholas A. Marshall
                                  Ira J. Lamel

As provided by NASD Rule 4350(c)(2), the Independent Directors will regularly schedule "Executive Sessions" whereby the Independent Directors will hold meetings with only the Independent Directors present.

Report of the Audit Committee for the fiscal year ended October 29, 2005

As of the date of this Proxy Statement, the audit committee consists of three directors, each of whom qualifies as an "independent director" pursuant to Rule 10A-3 promulgated under the Exchange Act and NASD Rule 4200(a)(15). The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, set forth in the Charter of the Audit Committee adopted by the Board of Directors, the Committee reviewed the audited financial statements with Management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent registered public accountants, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent registered public accountants the independence of such auditors and, in connection therewith, the Committee has received the written disclosures and letter from the independent registered public accountants required by Independence Standards Board, Standard No. 1 (Independence Discussions with Audit Committees). The Committee and the independent registered public accountants have considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Company's independent registered public accountants the overall scope and results of their respective audits. The Committee meets with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. During fiscal 2005, the Audit Committee met 4 times, in connection with the audit and other matters.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements for the year ended October 29, 2005 be included in the Annual Report for filing with the SEC. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent registered public accountants, BDO Seidman, LLP for the year ended October 28, 2006.

Ira J. Lamel, Chairman of the Audit Committee and Financial Expert William F. Kenny, III, Audit Committee Member
Nicholas A. Marshall, Audit Committee Member


Code of Ethics

The Company adopted a code of ethics applicable to its Chief Executive Officer/President, Chief Financial Officer and Controller, which is a "code of ethics" as defined by applicable rules of the Securities and Exchange Commission. This code of ethics is publicly available on the Company's website, www.harveyonline.com. If the Company makes any amendments to this code of ethics other than technical, administrative, or other non-substantive amendments, or grants any waivers, including implicit waivers, from a provision of this code of ethics to the Company's Chief Executive Officer/President, Chief Financial Officer or Controller, the Company will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a report on Form 8-K filed with the SEC. The Company also has a third party anonymous ethics and compliance hotline available to all employees and is reportable by phone or by website, www.reportit.net.

Limitation of Liability of Directors; Indemnification of Directors and Officers; Directors and Officers Insurance

The Company's Certificate of Incorporation provides that a director shall not be personally liable to the Company or its stockholders for monetary damages relating to a breach of fiduciary duty as a director, unless a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his acts violated Section 719 of the New York Business Corporation Law. Any repeal or modification of what is set forth hereinabove will not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification. The effect of this provision is to eliminate the rights of the Company and its stockholders (through stockholders' derivative suits on behalf of the Company) to recover monetary damages against a director for breach of the fiduciary duty of care as a director (including breaches resulting from negligent or grossly negligent behavior) except in certain limited situations. This provision does not limit or eliminate the rights of the Company or any stockholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director's duty of care. These provisions will not alter the liability of directors under federal securities laws.

The Company's By-Laws provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify any person who is or was made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency, including any action by or in the right of the Company to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Company is serving or served in any capacity at the request of the Company, by reason of the fact that he, his testator or intestate, is or was a director or officer of the Company, or is serving or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement, and expenses (including attorneys' fees, cost and charges) incurred as a result of such action or proceeding, or appeal therein, except to such person who is a director or officer of the Company and a judgment or other final adjudication adverse to such director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonest and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

Section 722 of the New York Business Corporation Law empowers a New York corporation to indemnify any person, made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

In addition, Section 722 of the New York Business Corporation Law states that a New York corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type of kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court on which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

The Company maintains directors and officers and employment practices liability insurance. The current annual premium for such insurance is approximately $63,000, all of which is paid by the Company.

DIRECTORS' COMPENSATION

In fiscal 2005, each of the Company's outside directors received a $1,000 monthly retainer.

No options to purchase the Company's Common Stock were granted to the outside directors in fiscal 2005.

Policy for Nomination of Directors

In fiscal 2005, the Company established a resolution outlining its policy on the nomination of directors, under the Standards of the NASDAQ Capital Market. Director nominees shall be recommended by a majority of the directors who are independent. The independent directors will only consider nominees that have requisite industry or financial experience.

EXECUTIVE COMPENSATION

The following table sets forth the cash compensation paid by the Company, as well as any other compensation paid to or earned by the Chairman of the Company, the Chief Executive Officer/President of the Company and those executive officers compensated at or greater than $100,000 for services rendered to the Company in all capacities during the three most recent fiscal years.

Summary Compensation Table


                                                                                             Stock
      Name of Individual                                                                    Options            Long-Term
    and Principal Position            Year              Salary              Bonus          Granted (1)       Compensation
------------------------------- ------------------ ------------------ ------------------- ---------------    ------------------
Michael E. Recca                2005               $105,000           $  -                -                  $ -
Chairman (3)                    2004               $112,000           $  -                -                  $ -
                                2003(2)            $122,000           $  -                -                  $ -

Franklin C. Karp                2005               $164,000           $ 54,000            -                  $ -
Chief Executive Officer         2004               $165,000           $ 75,000            -                  $ -
& President                     2003(2)            $163,000           $ 44,000            -                  $ -

Joseph J. Calabrese             2005               $155,000           $ 51,000            -                  $ -
Executive Vice President,       2004               $156,000           $ 71,000            -                  $ -
Chief
Financial Officer,              2003(2)            $153,000           $ 41,000            -                  $ -
Treasurer and Secretary

Michael A. Beck                 2005               $140,000           $ 49,000            -                  $ -
Vice President of               2004               $140,000           $ 70,000            -                  $ -
  Operations                    2003(2)            $138,000           $ 41,000            -                  $ -



Roland W. Hiemer                2005               $ 96,000           $ 21,000            -                  $ -
Vice President of               2004               $ 95,000           $ 35,000            -                  $ -
Merchandising                   2003(2)            $ 94,000           $ 17,000            -                  $ -


(1)--See "Stock Option Plan" for related information relating to stock option grants. The stock options granted in fiscal 2002 are not in the money as of the Record Date.
(2)--Fiscal 2003 is a fifty-three week year and, as a result, salary amounts include fifty-three weeks of compensation.
(3)--In September 2005, Mr. Recca's annual salary was reduced to $48,000.


Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Code was enacted in 1993 and generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by a corporation on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

The Compensation Committee has considered the tax deductibility of compensation awarded under the stock option plan in light of Section 162(m). We structured and intend to administer the stock option plan with the intention that the resulting compensation can qualify as "performance-based compensation" and would be deductible. It is not expected that any executive officer's compensation will be non-deductible in 2004 by reason of the application of Section 162(m).

SEVERANCE AGREEMENTS

In fiscal year 2000, the Company's Board of Directors approved and the Company entered into substantially similar Amended and Restated Severance Agreements (each an "Amended Severance Agreement") with each of Michael E. Recca, Franklin
C. Karp, Joseph J. Calabrese, and Michael A. Beck, executives of the Company.

Each Amended Severance Agreement provides that in the event the executive is terminated for any reason other than for cause, as defined in the agreement, and in the event of a change in control (as defined), such as a merger, sale or disposition of assets, change in the constitution of the Board of Directors or the current Chairman, the assignment to the executive of a position inconsistent with the executive's current position or relocation of the corporate office (as defined), or in the event of a potential change in control (as defined), or disability (as defined), and within one hundred eighty (180) days from the day of one of the foregoing events the executive is terminated for reasons other than for cause or the executive terminates his employment for any reason, the respective executive shall receive, among other things:

i. a cash amount equal to the higher of: (x) the executive's base salary prior to termination or the event giving rise to the change in control, potential change in control or disability, or (y) the executive's base salary prior to the event giving rise to the executive's right to terminate his employment for any reason;

ii. a cash payment equal to the higher of: (x) twelve (12) months of the executive's highest monthly car allowance or monthly average travel reimbursement in effect within the six (6) month period immediately prior to termination or the change in control, potential change in control or disability, not to exceed twelve thousand and 00/100 ($12,000) dollars, or
     (y) twelve (12) months of the executives highest monthly car allowance or monthly average travel reimbursement in effect within the six (6) month period immediately prior to the date the executive terminates his employment for any reason, not to exceed twelve thousand and 00/100 ($12,000) dollars; and

iii. the maximum /highest benefits which the executive was receiving at any time during a two-year period prior to termination, relating to health insurance, accident insurance, long-term care, life insurance and disability, which shall continue for one (1) year beyond the date of termination of the executive's employment.

Roland W. Hiemer's severance agreement provides that in the event the Company is sold or merged with another company, involved in a corporate reorganization, among other things, and Mr. Hiemer is terminated or asked to accept a position other than that of a senior officer requiring similar responsibilities as a result of a reorganization or change in ownership or control, and he declines the new position, the Company or its successor in control will be obligated, and continue to pay him at the same salary and car allowance, if any, he had most recently been earning, plus benefits, for a period of six months.

The severance agreement for Mr. Hiemer also provides that in the event he is terminated for any other reasons, except conduct that is materially injurious to the Company or conviction of any crime involving moral turpitude, the Company will be obligated and continue to pay Mr. Hiemer at the same salary he has most recently been earning, for a period following termination of three months plus full coverage of the Company's benefits for the same period.

In connection with the Transaction, Messrs. Karp, Calabrese, Beck and Hiemer are required, as a condition to closing, to agree that neither the Transaction nor any purported tender offer by Modern Technology Group, Inc. publicly announced prior to the closing shall constitute a change of control or Potential Change of Control as delivered in the Amended Severance Agreements. Upon the closing of the Transaction, the Company shall have a severance obligation of $100,000 to Mr. Recca.

In addition, Messrs. Karp, Calabrese, Beck and Hiemer are entitled to receive, and the Company has been accruing, quarterly special retention bonuses of $10,000, $10,000, $7,500, and $5,000 per quarter, respectively, for ten quarters commencing in May 2006 and continuing during such time for as long as such members of our management team continue their employment with us. These retention bonuses accrue monthly.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors establishes the Company's general compensation policies as well as the compensation plans and specific compensation levels for executive officers. It also administers our employee stock option plan for executive officers.

The Compensation Committee believes that the compensation of the Company's executive officers should be influenced by performance. Base salary levels, and any salary increases are approved by the Compensation Committee. In fiscal 2005, 2004 and 2003, additional compensation in the form of cash bonuses were made in accordance with a quarterly and annual bonus plan, as approved by the
Compensation Committee. In fiscal 2002, stock options were also made in accordance with the quarterly and annual bonus plan, as approved by the Compensation Committee. The Compensation Committee believes that the executive officers salaries during these years did not exceed levels in the industry for similarly-sized businesses. Severance agreements exist for all executive officers.

In fiscal 2005, the Company's executive officers (excluding the Chairman) received a new bonus plan, as approved by the Compensation Committee. Under the plan, seventy percent (65%) of the new annual bonus potential is based on financial performance and the achievement of the Company's quarterly budgets. The remaining thirty percent (35%) is an annual bonus based on the achievement of specific Company goals.

As previously mentioned, stock option grants, prior to 2003, have been part of the bonus plan for executive officers. The Compensation Committee viewed these option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to the Company's stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that will also benefit stockholders. As such, options were granted, only if performance levels were achieved, at the current market price. One of the principal factors considered in granting options to an executive officer was the executive officer's ability to influence the Company's long-term growth and profitability. No options were granted in fiscal 2005. As only a limited number of options remain available for grant, no options are expected be granted to executive officers in fiscal 2006.

With respect to the base salary granted to Mr. Karp, the Company's Chief Executive Officer/President, the Compensation Committee made a favorable assessment of the Company's actual operating results for fiscal 2004, as compared to the Company's goals and from the performance of Mr. Karp on various accomplishments for fiscal 2004. The Compensation Committee also considered Mr. Karp's relative position as compared to his peers in the industry. Based on these factors, Mr. Karp's salary was $165,000 in fiscal 2004 and was increased to $170,000 for fiscal 2005. After the Company's third quarter results were reported, Mr. Karp took a voluntary reduction in salary and reduced this amount back to $165,000.

In fiscal 2005, no options were granted to the Company's executive officers.

                               Frederic J. Gruder
                              William F. Kenny, III
                              Nicholas A. Marshall
                                  Ira J. Lamel


Stock Option Plan

In April 1997, the Company adopted a stock option plan, which currently covers 1,000,000 shares (prior to the proposed one-for-four reverse stock split) of the Common Stock. At October 29, 2005, options currently outstanding aggregate 889,600 and options available for grant aggregate 110,400. Options may be designated as either (i) incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended (the "Code") or (ii) non-qualified stock options. ISOs may be granted under the Stock Option Plan to employees and officers of the Company. Non-qualified options may be granted to consultants, directors (whether or not they are employees), employees or officers of the Company (collectively "Options"). In certain circumstances, the exercise of Options may have an adverse effect on the market price of the Common Stock. The Stock Option Plan was approved by the Company's shareholders in fiscal 1998.

The Stock Option Plan is intended to encourage stock ownership by employees of the Company, so that they may acquire or increase their proprietary interest in the Company and to encourage such employees and directors to remain in the employ of the Company and to put forth maximum efforts for the success of the business. Options granted under the Stock Option Plan may be accompanied by either stock appreciation rights ("SARS") or limited stock appreciation rights (the "Limited SARS"), or both.

The Plan is administered by the Compensation Committee as the Board may establish or designate.

The Compensation and Stock Option Committee, within the limitation of the Stock Option Plan, shall have the authority to determine the types of options to be granted, whether an Option shall be accompanied by SARS or Limited SARS, the purchase price of the shares of Common Stock covered by each Option (the "Option Price"), the persons to whom, and the time or times at which, Options shall be granted, the number of shares to be covered by each Option and the terms and provisions of the option agreements. The maximum aggregate number of shares of Common Stock as to which Options, Rights and Limited Rights may be granted under the Stock Option Plan to any one optionee during any fiscal year of the Company is 100,000, as approved and amended by the shareholders in fiscal 2000.

With respect to the ISOs, in the event that the aggregate fair market value, determined as of the date the ISO is granted, of the shares of Common Stock with respect to which Options granted and all other option plans of the Company, if any, become exercisable for the first time by any optionee during any calendar year exceeds $100,000, Options granted in excess of such limit shall constitute non-qualified stock options for all purposes. Where the optionee of an ISO is a ten (10%) percent shareholder, the Option Price will not be less than 110% of the fair market value of the Company's Common Stock, determined on the date of grant, and the exercise period will not exceed five (5) years from the date of grant of such ISO. Otherwise, the Option Price will not be less than one hundred (100%) percent of the fair market value of the shares of the Common Stock on the date of grant, and the exercise period will not exceed ten (10) years from the date of grant. Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution, and Options may be exercised, during the lifetime of the optionee, only by the optionee or by his guardian or legal representative.

In fiscal 2005, no stock options were granted to the Company's executives or directors.

No stock options were exercised by executives or directors in fiscal 2005.

None of the Company's outstanding stock options are in the money at July 31, 2006.

Harvey Electronics, Inc. Savings and Investment Plan

The Harvey Electronics, Inc. Savings and Investment Plan, as amended, includes a defined contribution, profit sharing and 401(K) provision.

An employee is eligible to participate in the plan after he or she has attained age twenty-one (21) and has completed four (4) months of service with the Company. The Board of Directors of the Company may elect to provide for those participants who are employed full time by the Company, as of the last day of the plan year, a contribution of up to three percent (3%) of each employee's compensation. The election by the Board of Directors is based solely on the performance of the Company. For the three fiscal years ended October 30, 2004, no defined contribution percentage was contributed by the Company. In addition, employees participating in the salary deferral aspect of the plan may elect to defer a percentage of their salary. Effective January 1, 1995 the Company's Board of Directors temporarily elected to eliminate the employer 401(k) match (which was 25% of the first 6% of the amount contributed by participants prior to such date) on employee contributions. Employee contributions, any Company contribution and the earnings thereon, will be paid-out upon the employee's termination of employment, retirement, death, disability, or if elected, while still employed by the Company upon attaining age 59 1/2. Employees will be one hundred percent (100%) vested at all times in the full value of their salary deferral account. After six (6) years of service with the Company, employees will be fully vested in the Company's matching and defined contribution account.

Beginning in fiscal 2003, the Company's Board of Directors authorized a five percent (5%) match on all employee contributions to the 401(k) plan, if the Company's pre-tax profit is at least $500,000. No match was required for fiscals 2005, 2004 or 2003.

PERFORMANCE GRAPH

The following graph shows a five year comparison of the cumulative total return to shareholders for the Company, the Russell 2000 Index and a peer group of substantially larger electronics companies. The graph assumes that the value of investment in the Company's Common Stock and in each index was $100 on October 30, 2000, including the reinvestment of dividends, if any. The Company's fiscal year is either a 52 or 53-week year with the fiscal year ending on the Saturday closest to October 31. All fiscal years presented in the performance graph include 52 weeks, except fiscal 2003, which includes 53 weeks.


[GRAPHIC OMITTED]



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From January 2001 to April 2002, Mr. Recca had also been a principal of NorthStar Capital, LLC which was a joint venture between certain of the partners of Ruskin Moscou Faltischek, P.C. ("Ruskin"), the Company's corporate counsel, and Mr. Recca. Since April 2002, Mr. Recca has been a director of Sky Capital Holdings, LTD, and of several wholly owned subsidiaries of Sky Capital Holdings, and the President of Sky Capital, LLC, a wholly owned subsidiary of Sky Capital Holdings, LTD and a NASD broker-dealer. Mr. Recca is also a director of Sky Venture Capital and Sky Capital Ventures and several of their wholly or partially owned subsidiaries.

Jeffrey A. Wurst, who did not stand for re-election as a director of the Company when his term expired on October 29, 2005, is also a Senior Partner with Ruskin. At October 29, 2005 and October 30, 2004, the Company had amounts payable to Ruskin of approximately $40,000 and $39,000, respectively. The Company also paid legal fees to Ruskin of $41,000, $103,000 and $95,000 in fiscal years 2005, 2004 and 2003, respectively.

Dividends paid to preferred stockholders aggregated $53,000, $70,000 and $70,000 for fiscal years 2005, 2004 and 2003, respectively.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company's Common Stock is traded on the NASDAQ Capital Market under the symbol "HRVE".

The outstanding shares of Common Stock are currently held by approximately 1,500 stockholders in total (includes 348 stockholders of record) and the preferred stock by one holder of record.

The following table indicates the quarterly high and low stock prices for fiscal years 2005 and 2004:

                                       High              Low
Fiscal Year 2005
----------------
January 29, 2005                      $3.00             $1.15
April 30, 2005                         1.76              1.20
July 30, 2005                          1.40              1.07
October 29, 2005                       1.49               .80

Fiscal Year 2004
----------------
January 31, 2004                      $1.04              $.83
May 1, 2004                            1.75               .98
July 31, 2004                          1.54              1.00
October 30, 2004                       1.38               .98


The Company has paid no dividends on its Common Stock for the last two years. The Company's lender restricts the payment of dividends on the Company's Common Stock. The Company does not expect to pay dividends on Common Stock in the future.

TRANSFER AGENT AND REGISTRAR

The transfer agent and registrar for the Common Stock and Warrant Agent for the Warrants is Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016.

ANNUAL REPORT ON FORM 10-K

An annual report on Form 10-K as filed with the SEC for the year ending October 29, 2005, containing financial and other information about the Company, is being mailed to all stockholders of record as of the Record Date, at the Company's cost.

QUARTERLY REPORT ON FORM 10-Q

A quarterly report on Form 10-Q as filed for the quarter ended July 29, 2006, containing financial and other information about the Company for such period is available to all stockholders online at www.sec.gov or upon written request to the Company.

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, including, but not limited to any proposals made by stockholders, the persons named in the enclosed Proxy will vote the Proxy in accordance with their best judgment. Under the Company's Bylaws, advance notice is required for nomination of directors and for certain business to be brought before an annual meeting of stockholders of the Company. Such advance notice must generally be received by the Company not less than 50 days or more than 75 days prior to the date of such meeting. A copy of the Company's Bylaws specifying the advance notice requirements will be furnished to any stockholder upon written request to the Secretary of the Company.

SOLICITATION OF PROXIES

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting, and the enclosed proxy card will be borne by the Company.

In addition to the solicitation of proxies by use of the mails, the Company has retained the services of The Altman Group to act as a proxy solicitor in conjunction with the Annual Meeting. The Company has agreed to pay that firm $12,500 for proxy solicitation services. The Company may utilize the services of some of its officers and regular employees (who will receive no compensation in addition to their regular salaries) to solicit proxies personally, by telephone and telecopy. The Company has requested banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

STOCKHOLDERS PROPOSALS

Any stockholder of the Company who wishes to present a proposal to be considered at the 2007 Annual Meeting of Stockholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such meeting must deliver such proposal in writing to the Company at 205 Chubb Avenue, Lyndhurst, New Jersey 07071, Attention: Corporate Secretary, on or before December 20, 2006.

Under applicable rules of the SEC, all proposals submitted after December 20, 2006 shall be considered untimely. In order to curtail controversy as to the date on which the proposal was received by the Company, it is suggested that proponents submit their proposals by certified mail, return receipt requested.

                                        By Order of the Board of Directors


                                        Joseph J. Calabrese, Secretary

Lyndhurst, New Jersey
Dated:  September 21, 2006

APPENDIX A
----------
                          SECURITIES PURCHASE AGREEMENT


     This Securities Purchase Agreement (this "Agreement") is dated as of April 17, 2006, among Harvey Electronics, Inc., a New York corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

     1.1  Definitions.  In  addition  to the  terms  defined  elsewhere  in this
Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Restated Certificate (as defined herein), and (b) the following terms have the meanings indicated in this Section 1.1:

     "Action" shall have the meaning ascribed to such term in Section 3.1(j).

     "Actual Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise or conversion in full of all Warrants and shares of Preferred Stock, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Preferred Stock are held until the third anniversary of the Closing Date and all dividends are paid in shares of Common Stock until such third anniversary.

     "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

     "Business Day" means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

     "Closing" means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

     "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock of the Company, par value $.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

     "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

     "Company Counsel" means Ruskin Moscou Faltischek, P.C.

     "Conversion Price" shall have the meaning ascribed to such term in the Restated Certificate.

     "Disclosure  Schedules"  shall have the  meaning  ascribed  to such term in
Section 3.1.

     "Effective Date" means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

     "Evaluation Date" shall have the meaning ascribed to such term in Section 3.1(r).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise, exchange or conversion price of any such securities (except pursuant to any anti-dilution provisions of such securities), (c) shares of Common Stock or securities issued upon exercise of warrants or options issued pursuant to the Consulting Agreement and the Employment Agreement and (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

     "FW" means Feldman Weinstein LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

     "GAAP" shall have the meaning ascribed to such term in Section 3.1(h).

     "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

     "Legend  Removal  Date"  shall have the  meaning  ascribed  to such term in
Section 4.1(c).

     "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

     "Material  Adverse Effect" shall have the meaning  assigned to such term in
Section 3.1(b).

     "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

     "Maximum  Rate"  shall have the  meaning  ascribed  to such term in Section
5.17.

     "Participation  Maximum"  shall have the  meaning  ascribed to such term in
Section 4.13.

     "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     "Preferred Stock" means the 4,350 shares of the Company's Series B 8% Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Restated Certificate.

     "Pre-Notice" shall have the meaning ascribed to such term in Section 4.13.

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Purchaser Party" shall have the meaning ascribed to such term in Section 4.11.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

     "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by each Purchaser as provided for in the Registration Rights Agreement.

     "Required  Approvals"  shall  have the  meaning  ascribed  to such  term in
Section 3.1(e).

     "Restated Certificate" means the Amended and Restated Certificate of Incorporation, substantially in the form of Exhibit A attached hereto, which the Company shall file immediately prior to the Closing with the Secretary of State of the State of New York.

     "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "SEC  Reports"  shall  have the  meaning  ascribed  to such term in Section
3.1(h).

     "Securities" means the Preferred Stock, the Warrants, the Warrant Shares and the Underlying Shares.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Shareholder Approval" means such approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

     "Short Sales" shall include all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

     "Stated Value" means $1,000 per share of Preferred Stock.

     "Subscription Amount" shall mean, as to each Purchaser, the aggregate amount to be paid for the Preferred Stock purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount", in United States Dollars and in immediately available funds.

     "Subsequent  Financing"  shall have the  meaning  ascribed  to such term in
Section 4.13.

     "Subsequent Financing Notice" shall have the meaning ascribed to such term in Section 4.13.

     "Subsidiary" means any subsidiary of the Company as set forth on Schedule 3.1(a).

     "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

     "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

     "Transaction Documents" means this Agreement, the Restated Certificate, the Warrants, the Registration Rights Agreement, the Employment Agreement, the Consulting Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

     "Underlying Shares" means the shares of Common Stock issued and issuable upon conversion or redemption of the Preferred Stock, upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Preferred Stock in accordance with the terms of the Restated Certificate.

     "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

     "Warrants" means collectively the Common Stock purchase warrants, in the form of Exhibit C delivered to the Purchasers at the Closing in accordance with
Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to 7 years. "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.


                                   ARTICLE II
                                PURCHASE AND SALE

     2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, $4,000,000 of shares of Preferred Stock with an aggregated Stated Value equal to such Purchaser's Subscription Amount and Warrants as determined by pursuant to Section 2.2(a). The aggregate number of shares of Preferred Stock sold hereunder shall be 4,000, not including any shares of Preferred Stock to be issued in connection with the placement agency agreement referred to in Section 2.3(b)(ix) hereof. Each Purchaser shall deliver to the Company via wire transfer or a certified check of immediately available funds equal to their Subscription Amount and the Company shall deliver to each Purchaser their respective shares of Preferred Stock and Warrants as determined pursuant to Section 2.2(a) and the other items set forth in Section 2.2 issuable at the Closing. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of FW, or such other location as the parties shall mutually agree.

     2.2 Deliveries.

     (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

          (i)  this Agreement duly executed by the Company;

          (ii) a legal opinion of Company Counsel, in form and substance reasonably acceptable to the parties and their counsel;

          (iii) a certificate evidencing a number of shares of Preferred Stock equal to such Purchaser's Subscription Amount divided by the Stated Value, registered in the name of such Purchaser;

          (iv) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 30% of such Purchaser's Subscription Amount divided by $.70 with an exercise price equal to $1.40, subject to adjustment therein;

          (v)  Reserved; and

          (vi) the Registration Rights Agreement duly executed by the Company.

     (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

     (i)  this Agreement duly executed by such Purchaser;

     (ii) such Purchaser's Subscription Amount as to the applicable Closing by wire transfer; and

     (iii) the Registration Rights Agreement duly executed by such Purchaser.

     2.3 Closing Conditions.

     (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

          (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

          (ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed;

          (iii) Shareholder Approval has been obtained in connection with transactions contemplated by the Transaction Documents; and

          (iv) the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement.

     (b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

          (i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

          (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

          (iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

          (iv) the Company shall have entered into an employment  agreement with
               D. Andrew Stackpole, substantially in the form of Exhibit D hereto (the "Employment Agreement")

          (v) the Company shall have entered into a consulting agreement with Trinity Investment Partners, LLC ("Trinity"), substantially in the form of Exhibit E hereto (the "Consulting Agreement");

          (vi) the Restated Certificate shall have been filed with the Secretary of State of the State of New York;

          vii) D. Andrew Stackpole, Ron Jones, Charles Berger, and three other Directors to be appointed by Trinity shall have each been appointed as members of the Board of Directors of the Company;

        (viii) all parties to severance agreements with the Company shall have agreed that the transactions contemplated hereby and any purported tender offer by Modern Technology Group, Inc. publicly announced prior to the Closing shall not constitute a Change of Control or Potential Change of Control as defined therein;

          (ix) the Company shall have entered into a placement agent agreement with vFinance, in substantially the form annexed hereto as Exhibit F, providing for a fee equal to 10% of the aggregate Subscription Amounts payable in Preferred Stock;

          (x) there shall have been no Material Adverse Effect with respect to the Company since the date hereof

          (xi) Shareholder   Approval  has  been  obtained  in  connection  with
               transactions contemplated by the Transaction Documents;

          (xii) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company's principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Preferred Stock at the Closing;

          (xiii) the Company shall have in place directors and officers insurance coverage acceptable to D. Andrew Stackpole, as the new Chairman of the Board; and

          (xiv) the Company  shall  obtain and deliver all third party  consents
               identified   in  this   Agreement   (including   the   Disclosure
               Schedules).


                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchasers concurrently herewith (the "Disclosure Schedules") which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to each Purchaser.

          (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities (except such rights that have been properly waived or complied with). If the Company has no subsidiaries, then all other references in the Transaction Documents to the Subsidiaries or any of them will be disregarded.

          (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in
     (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not:
     (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

          (e) Filings, Consents and Approvals. Except as set forth in Schedule 3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.6, (ii) the filing with the Commission of the Registration Statement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws and (v) Shareholder Approval (collectively, the "Required Approvals").

          (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company will, at Closing, have reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Actual Minimum.

          (g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents or as set forth on Schedule 3.1(g). Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in this Agreement, no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

          (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          (i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting,
     (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and
     (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

          (j) Litigation. Except as set forth on Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 3.1(j), neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 3.1(k), none of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company, and neither the Company or any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (l) Compliance. Except as set forth on Schedule 3.1(l), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

          (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

          (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

          (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability,
     (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by the Company's most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company's internal control over financial reporting (as such term is defined in the Exchange
     Act) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

          (s) Certain Fees. Except as set forth in the Transaction Documents, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

          (t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

          (u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

          (v) Registration Rights. Other than the parties to the Registration Rights Agreement and the Registration Rights Agreement executed in connection with the Employment Agreement and the Consulting Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

          (w) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and except as disclosed in SEC Reports, the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating  terminating  such  registration.  Except  as  set  forth  on
     Schedule 3.1(w), the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.

          (x) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (y) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

          (z) No Integrated Offering. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

          (aa) Solvency. Except as set forth on Schedule 3.1(aa), based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(aa) sets forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business),
     (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and
     (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

          (bb) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon (or received appropriate extensions of time to pay the same), and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

          (cc) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

          (dd) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

          (ee) Accountants. The Company's accountants are set forth on Schedule 3.1(ee) of the Disclosure Schedule. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-K for the year ending October 29, 2006, are a registered public accounting firm as required by the Securities Act.

          (ff) Seniority. As of the Closing Date, except for 600 shares of the Company's 8.5% Cumulative Convertible Preferred Stock, no Indebtedness or other equity of the Company is senior to the Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

          (gg) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and, except as set forth on
     Schedule 3.1(gg), the Company is current with respect to any fees owed to its accountants and lawyers.

          (hh) Acknowledgment Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

          (ii) Acknowledgement Regarding Purchasers' Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding
     (except for Sections 3.2(f) and 4.16 hereof), it is understood and acknowledged by the Company (i) that none of the Purchasers have been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the
     Company's publicly-traded securities; (iii) that any Purchaser, and counter-parties in "derivative" transactions to which any such Purchaser is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (a) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

          (jj) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or
     (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of each of clauses (ii) and (iii), compensation paid to the Company's placement agent in connection with the placement of the Securities.

          (kk) Form S-3 Eligibility. The Company is eligible to register the resale of the Underlying Shares for resale by the Purchaser on Form S-3 promulgated under the Securities Act.

     3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

          (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (b) Own Account. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the
     Securities Act or any applicable state securities law. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

          (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it converts any shares of Preferred Stock or exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1),
     (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

          (d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f) Short Sales and Confidentiality Prior To The Date Hereof. Other than the transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales, in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof ("Discussion Time"). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).


                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

          4.1 Transfer Restrictions.

          (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

          (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

          [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [EXERCISABLE] [CONVERTIBLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

          The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

          (c) Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Underlying Shares pursuant to Rule 144, or (iii) if such Underlying Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any shares of Preferred Stock or any portion of a Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such third Trading Day, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

          (d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day 5 Trading Days after such damages have begun to accrue) for each Trading Day commencing on the second Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

          (e)  Each  Purchaser,   severally  and  not  jointly  with  the  other
     Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

     4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common
Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

     4.3 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

     4.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

     4.5 Conversion and Exercise Procedures. The form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Restated Certificate set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants or convert the Preferred Stock. No additional legal opinion or other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Preferred Stock. The Company shall honor exercises of the Warrants and conversions of the Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

     4.6 Securities Laws Disclosure; Publicity. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release in connection with the execution of this Agreement, and shall as soon as practicable following the execution of this Agreement (and in any event within the timeframe provided under applicable law) issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and shall attach the Transaction Documents thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall, where practicable, provide the Purchasers with prior notice of such disclosure permitted under this subclause (ii).

     4.7 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an "Acquiring Person" under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

     4.8 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     4.9 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

     4.10 Reimbursement. If any Purchaser becomes involved in any capacity in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any other stockholder), solely as a result of such Purchaser's acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable and actual legal and other expenses (including the cost of any investigation preparation and travel in connection therewith, provided that appropriate documentation is supplied regarding such items) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement, except if such claim arises primarily from a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

     4.11  Indemnification  of  Purchasers.  Subject to the  provisions  of this
Section 4.11, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents, members, shareholders, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than on such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by such Purchaser in this Agreement or in the other Transaction Documents.

     4.12 Reservation and Listing of Securities.

          (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

          (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of (i) the Actual Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors of the Company shall use commercially reasonable efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Actual Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 120th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

          (c) The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Actual Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Actual Minimum on such date on such Trading Market or another Trading Market. In addition, the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date, but in no event later than August 15, 2006, for the purpose of obtaining Shareholder Approval, with the recommendation of the Company's Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall file a proxy statement for such purpose with the Commission no later than the fifth Trading Day following the receipt by the Company of a fairness opinion in respect of the transactions contemplated by this Agreement.

     4.13 Participation in Future Financing.

          (a) From the date hereof until the date that is the 12 month anniversary of the Effective Date, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (a "Subsequent Financing"), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing (the "Participation Maximum") on the same terms, conditions and price provided for in the Subsequent Financing.

          (b) At least 10 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person or Persons through or with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto.

          (c) Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:00 p.m. (New York City time) on the 10th Trading Day after such Purchaser has received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser's participation, and that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no notice from a Purchaser as of such 10th Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

          (d) If by 5:00 p.m. (New York City time) on the 10th Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

          (e) If by 5:00 p.m. (New York City time) on the 10th Trading Day after all of the Purchasers have received the Pre-Notice, the Company receives responses to a Subsequent Financing Notice from Purchasers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Purchaser shall have the right to purchase the greater of (a) their Pro Rata Portion (as defined below) of the Participation Maximum and (b) the difference between the Participation Maximum and the aggregate amount of participation by all other Purchasers. "Pro Rata Portion" is the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Purchaser participating under this Section 4.13 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Purchasers participating under this Section 4.13.

          (f) The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.13, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent
     Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice.

          (g) Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of (i) an Exempt Issuance or (ii) a firm commitment underwritten public offering of Common Stock with a nationally recognized and reputable investment bank with gross proceeds of at least $20,000,000.

     4.14 Subsequent Equity Sales.

          (a) From the date hereof until 90 days after the Effective Date, neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents; provided, however, the 90 day period set forth in this Section 4.14 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Underlying Shares.

          (b) From the date hereof until such time as the Purchasers hold less than 10% of the Securities, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a "Variable Rate Transaction". The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

          (c) Unless Shareholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall sell or grant any option to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the highest of the then conversion price of the Preferred Stock or the then exercise price of the Warrants (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the exercise price of the Warrants, such issuance shall be deemed to have occurred for less than the exercise price of the Warrants). Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (d) Notwithstanding the foregoing, this Section 4.14 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

     4.15 Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

     4.16 Short Sales and Confidentiality After The Date Hereof. Each Purchaser severally and not jointly with the other Purchasers covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period commencing at the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the
Company as described in Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the Commission currently takes the position that coverage of short sales of shares of the Common Stock "against the box" prior to the Effective Date of the Registration Statement with the Securities is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

     4.17 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

     4.18 Capital Changes. Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the shares of Preferred Stock. In addition, the Corporation shall not redeem more than a de minimis number of Junior Securities (as defined in the Restated Certificate) other than as to repurchases of Common Stock or Common Stock Equivalents from departing officers and directors of the Corporation, provided that, while any of the Preferred Stock remains outstanding, such repurchases shall not exceed an aggregate of $100,000 from all officers and directors.


                                    ARTICLE V
                                  MISCELLANEOUS

     5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser's obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before August 31, 2006; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

     5.2 Fees and Expenses. At the Closing, the Company has agreed to reimburse vFinance, Inc. ("vFinance") the non-accountable sum of $50,000, for its legal fees and expenses. The Company shall deliver, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. If, following execution of this Agreement, the Closing does not occur within six months of the date hereof solely as a result of the acceptance by, or consent of, the Board of Directors and/or shareholders of the Company of or relating to an offer from a third party to purchase a majority in interest of the outstanding shares of common stock of the Company (or other similar transaction resulting in a change of control including, without limitation, by way of merger where the Company has accepted or consented to such transaction), then the Company will pay a breakup fee to the Purchasers and vFinance, aggregating $150,000; payable $50,000 to DKR Oasis; $50,000 to vFinance and $50,000 to FW; provided further, however, that the payment of $150,000 shall not be made in connection with the Schedule TO filed by Modern Technology Corp. on April 5, 2006 and the related tender offer. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

     5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

     5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the "Purchasers".

     5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.11.

     5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York, County of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable and actual attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     5.10 Survival. The representations, warranties, covenants and other agreements contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable for the applicable statue of limitations.

     5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

     5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, in the case of a rescission of a conversion of the Preferred Stock or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

     5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

     5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     5.17 Usury. To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "Maximum Rate"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser's election.

     5.18 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only vFinance. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

     5.19 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

     5.20 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


HARVEY ELECTRONICS, INC.                                Address for Notice:
                                                        -------------------

By:/s/Michael E. Recca                                  205 Chubb Avenue
   ----------------------------------                   Lyndhurst, NJ 07071
     Name:Michael E. Recca
     Title: Chairman

With a copy to (which shall not constitute notice):


        Ruskin, Moscou Faltishcek, P.C.
        1425 Reckson Plaza
        East Tower
        Uniondale, NY 11556
        Attn:  Seth I. Rubin, Esq.



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

        [PURCHASER SIGNATURE PAGES TO HRVE SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: Arnold E. Spangler

Signature of Authorized Signatory of Purchaser: /s/Arnold E. Spangler

Name of Authorized Signatory:

Title of Authorized Signatory: __________________________

Email Address of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Fax Number of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Address for Notice of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]


Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount: $50,000
Shares of Preferred Stock: 50
Warrant Shares: 21,428.5
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]



                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO HRVE SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: David Andrew Stackpole

Signature of Authorized Signatory of Purchaser: /s/David Andrew Stackpole

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Fax Number of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Address for Notice of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]




Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount: $50,000
Shares of Preferred Stock: 50
Warrant Shares: 21,428.5
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]



                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO HRVE SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: Charles M. Berger

Signature of Authorized Signatory of Purchaser: /s/ Charles M. Berger

Name of Authorized Signatory:

Title of Authorized Signatory: __________________________

Email Address of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Fax Number of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Address for Notice of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]




Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount: $50,000
Shares of Preferred Stock: 50
Warrant Shares: 21,428.5
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]



                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO HRVE SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: DKR SoundShore Oasis Fund Ltd.

Signature of Authorized Signatory of Purchaser: /s/Barbara Burger

Name of Authorized Signatory: Barbara Burger

Title of Authorized Signatory: Director

Email Address of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Fax Number of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Address for Notice of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]




Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount:$3,000,000
Shares of Preferred Stock: 3,000
Warrant Shares: 1,285,714.3
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]



                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO HRVE SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: Scott Galloway

Signature of Authorized Signatory of Purchaser: /s/ Scott Galloway

Name of Authorized Signatory:

Title of Authorized Signatory: __________________________

Email Address of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Fax Number of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Address for Notice of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]




Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount: $150,000
Shares of Preferred Stock: 150
Warrant Shares: 64,285.7
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]



                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO HRVE SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: Harborview Master Fund L.P.

Signature of Authorized Signatory of Purchaser: /s/

Name of Authorized Signatory: Navigator Management Ltd.

Title of Authorized Signatory: Authorized Signatory

Email Address of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Fax Number of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Address for Notice of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]




Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount: $500,000
Shares of Preferred Stock: 500
Warrant Shares: 214,285.7
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]



                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO HRVE SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: Ronald L. Jones

Signature of Authorized Signatory of Purchaser: /s/ Ronald L. Jones

Name of Authorized Signatory:

Title of Authorized Signatory: __________________________

Email Address of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Fax Number of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Address for Notice of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]




Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount: $100,000
Shares of Preferred Stock: 100
Warrant Shares: 42,857.1
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]



                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO HRVE SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: Peter N. Larson

Signature of Authorized Signatory of Purchaser: /s/ Peter N. Larson

Name of Authorized Signatory:

Title of Authorized Signatory: __________________________

Email Address of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Fax Number of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Address for Notice of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]




Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount: $50,000
Shares of Preferred Stock: 50
Warrant Shares:21,428.5
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]



                           [SIGNATURE PAGES CONTINUE]

        [PURCHASER SIGNATURE PAGES TO HRVE SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: Pamela Singleton

Signature of Authorized Signatory of Purchaser: /s/ Pamela Singleton

Name of Authorized Signatory:

Title of Authorized Signatory: __________________________

Email Address of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Fax Number of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]

Address for Notice of Purchaser: [ON FILE WITH HARVEY ELECTRONICS, INC.]




Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount: $50,000
Shares of Preferred Stock: 50
Warrant Shares: 21,428.5
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                                                                       Annex A

                                CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase $4,000,000 of Preferred Stock and Warrants from Harvey Electronics, Inc., a New York corporation (the "Company"). All funds will be wired into a trust account maintained by Ruskin Moscou Faltischek, P.C., counsel to the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date:    ________, 2006


I. PURCHASE PRICE

                    Gross Proceeds to be Received in Trust       $

II. DISBURSEMENTS

                                Vfinance, Inc.                   $50,000
                                                                 $
                                                                 $
                                                                 $
                                                                 $

Total Amount Disbursed:                                          $



WIRE INSTRUCTIONS:


To: _____________________________________





To: _____________________________________

APPENDIX B
----------


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of _________, 2006 among Harvey Electronics, Inc., a New York corporation (the "Company"), and the several purchasers signatory hereto (each such purchaser is a "Purchaser" and collectively, the "Purchasers").

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the "Purchase Agreement").

     The Company and each Purchaser hereby agrees as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in Section 6(d).

          "Effectiveness Date" means, with respect to the initial Registration Statement required to be filed hereunder, the 180th calendar day following the date hereof and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 60th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

          "Effectiveness  Period"  shall have the  meaning  set forth in Section
     2(a).

          "Event" shall have the meaning set forth in Section 2(b).

          "Event Date" shall have the meaning set forth in Section 2(b).

          "Filing Date" means, with respect to the initial Registration Statement required hereunder, the 30th calendar day following the date hereof and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

          "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).

          "Losses" shall have the meaning set forth in Section 5(a).

          "Plan of  Distribution"  shall have the  meaning  set forth in Section
     2(a).

          "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities" means, as of the date in question, (i) all of the shares of Common Stock issuable upon conversion in full of the shares of Preferred Stock, (ii) all shares of Common Stock issuable as dividends or principal on the Preferred Stock assuming all dividend and principal payments are made in shares of Common Stock and the Preferred Stock is held for at least 3 years, (iii) all Warrant Shares, (iv) any additional shares issuable in connection with any anti-dilution provisions associated with the Preferred Stock and Warrants (in each case, without giving effect to any limitations on conversion set forth in the Certificate of Designation or limitations on exercise set forth in the Warrant) and (v) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

          "Registration Statement" means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Selling Shareholder Questionnaire" shall have the meaning set forth in Section 3(a).

     2. Shelf Registration

          (a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of 130% of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by at least an 85% majority in interest of the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best commercial efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best commercial efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within 1 Trading Day of such notification of effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(b).

          (b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 10 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than 15 consecutive calendar days or more than an aggregate of 20 calendar days during any 12-month period (which need not be consecutive calendar days), or (vi) the Common Stock shall fail to be listed or quoted for trading on a Trading Market (including trading on the OTC Bulletin Board) for more than five Trading Days, which need not be consecutive Trading Days (any such failure or breach being referred to as an "Event", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 10 calendar day period is exceeded, or for purposes of clause (v) the date on which such 15 or 20 calendar day period, or for purposes of clause (vi) the date on which such five Trading Day period is exceeded, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder up to an aggregate maximum of 9.0%. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

     3. Registration Procedures.

     In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Not less than 5 Trading Days prior to the filing of each Registration Statement and not less than one 1 Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the reasonable review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of a Registration Statement or 1 Trading Day after the Holders have been so furnished copies of any related Prospectus or amendment or supplement thereto. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "Selling Shareholder Questionnaire") not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 90% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 130% of the number of such Registrable Securities.

          (d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than 1 Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder's agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

          (e) Use its best commercial efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

          (h) If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, the Company shall (i) make an Issuer Filing with the NASDR, Inc. Corporate Financing Department pursuant to proposed NASDR Rule 2710(b)(10)(A)(i), (ii) respond within five Trading Days to any comments received from NASDR in connection therewith, and (iii) pay the filing fee required in connection therewith.

          (i) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

          (j) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

          (k) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best commercial efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12 month period.

          (l)  Comply  with  all  applicable   rules  and   regulations  of  the
     Commission.

          (m) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

     4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

     5. Indemnification

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions arise out of or are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has reviewed and approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
     Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has reviewed and approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the
     Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

          (d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6. Miscellaneous

          (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

          (b) No Piggyback on Registrations. Except as set forth on Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the initial Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this
     Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed. In addition, the Company shall not file any registration statement registering the resale of shares underlying warrants issued to any director of the Company until at least six months after the initial Registration Statement required hereunder is declared effective by the Commission.

          (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

          (d) Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best commercial efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

          (e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

          (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

          (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (i) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

          (j) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

          (k)  Governing  Law.  All  questions   concerning  the   construction,
     validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

          (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

          (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (n) Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          (o) Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                              ********************

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                HARVEY ELECTRONICS, INC.


                                By:----------------------------------
                                   Name:
                                   Title:







                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                     [SIGNATURE PAGE OF HOLDERS TO HRVE RRA]

Name of Holder: __________________________
Signature of Authorized Signatory of Holder: __________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________



                           [SIGNATURE PAGES CONTINUE]

                   Annex A [to Registration Rights Agreement]

                              Plan of Distribution

     Each Selling Stockholder (the "Selling Stockholders") of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the Nasdaq Capital Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

     o    ordinary   brokerage   transactions  and  transactions  in  which  the
          broker-dealer solicits purchasers;

     o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     o    purchases  by  a   broker-dealer   as  principal  and  resale  by  the
          broker-dealer for its account;

     o    an  exchange   distribution  in  accordance  with  the  rules  of  the
          applicable exchange;

     o    privately negotiated transactions;

     o settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

     o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

     o through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

     o    a combination of any such methods of sale; or

     o    any other method permitted pursuant to applicable law.

     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

     Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

     In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

     The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

     Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

     We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

     Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling
Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

                   Annex B [to Registration Rights Agreement]

                            HARVEY ELECTRONICS, INC.

                Selling Securityholder Notice and Questionnaire

     The undersigned beneficial owner of common stock, par value $.01 per share (the "Common Stock"), of Harvey Electronics, Inc., a New York corporation (the
"Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of March __, 2006 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

     Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

     The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1. Name.

          (a)  Full Legal Name of Selling Securityholder


               ------------------------------------------------------------


          (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:


               ------------------------------------------------------------


          (c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):


                ------------------------------------------------------------



2. Address for Notices to Selling Securityholder:


----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Telephone:------------------------------------------------------------------
Fax:------------------------------------------------------------------------
Contact Person:-------------------------------------------------------------

3.  Beneficial Ownership of Registrable Securities:

          (a) Type and Number of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Purchase Agreement):


----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

4. Broker-Dealer Status:

          (a)  Are you a broker-dealer?

                                     Yes [ ]      No [ ]

          (b) If "yes" to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

                                     Yes [ ]      No [ ]

         Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

          (c) Are you an affiliate of a broker-dealer?

                                     Yes [ ]      No [ ]

          (d) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                     Yes [ ]      No [ ]

         Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

          Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

          (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:


----------------------------------------------------------------------------
----------------------------------------------------------------------------

6. Relationships with the Company:

          Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

          State any exceptions here:


----------------------------------------------------------------------------
----------------------------------------------------------------------------


     The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                          Beneficial Owner:
       --------------------                     ------------------------------

                                                By:
                                                   ---------------------------
                                                   Name:
                                                   Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

APPENDIX C
----------


NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.


                                    SERIES A

                          COMMON STOCK PURCHASE WARRANT

                To Purchase __________ Shares of Common Stock of

                            HARVEY ELECTRONICS, INC.

     THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, _____________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on the 7 year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Harvey Electronics, Inc., a New York corporation (the "Company"), up to ______ shares (the "Warrant Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in
Section 2(b).

     Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated April __, 2006, among the Company and the purchasers signatory thereto.

     Section 2. Exercise.

          a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); and, within 3 Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.40, subject to adjustment hereunder (the "Exercise Price").

          c) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

          (A) = the VWAP on the Trading Day immediately preceding the date of such election;

          (B)  = the Exercise Price of this Warrant, as adjusted; and

          (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

          Notwithstanding anything herein to the contrary, on the Termination Date, to the extent not previously exercised, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

          d) Exercise Limitations.

          i. Holder's Restrictions. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2(c) or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Preferred Stock or Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by a Holder that the Company is not representing to such Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and such Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which a portion of this Warrant is exercisable shall be in the sole discretion of a Holder, and the submission of a Notice of Exercise shall be deemed to be each Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within three Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Beneficial Ownership Limitation provisions of this Section 2(d)(i) may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Company to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant, and the provisions of this Section 2(d) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation may not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

               ii.  [RESERVED].

          e) Mechanics of Exercise.

               i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

               ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

               iii. Delivery of New  Warrants  Upon  Exercise.  If this  Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

               iv. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

               v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

               vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

               vii. Charges,  Taxes and Expenses.  Issuance of certificates  for
                    Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

              viii. Closing  of  Books.   The   Company   will  not  close  its
                    stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

     Section 3. Certain Adjustments.

          a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

          c) Subsequent Rights Offerings. If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

          d) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder,
     (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          g) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

          h) Notice to Holders.

               i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

               ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

     Section 4. Transfer of Warrant.

          a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

          d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8)
     promulgated under the Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

     Section 5. Miscellaneous.

          a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii).

          b) Loss,  Theft,  Destruction  or Mutilation  of Warrant.  The Company
     covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

          d) Authorized Shares.

          The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

          Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

          f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

          g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          j) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

          l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                              ********************

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  April __, 2006

                                HARVEY ELECTRONICS, INC.


                                By:--------------------------------
                                   Name:
                                   Title:

                               NOTICE OF EXERCISE

TO:      [------------------



     (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2) Payment shall take the form of (check applicable box):

               [    ] in lawful money of the United States; or

               [ ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

     (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                ----------------------------------------

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:


                ----------------------------------------

                ----------------------------------------

                ----------------------------------------

     (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.


[SIGNATURE OF HOLDER]

Name of Investing Entity: ____________________________________________________
Signature of Authorized Signatory of Investing Entity: _______________________ Name of Authorized Signatory: ________________________________________________
Title of Authorized Signatory: _______________________________________________
Date: ________________________________________________________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

_______________________________________________ .


_______________________________________________

                                        Dated:  ______________, _______


                  Holder's Signature: _____________________________

                  Holder's Address:   _____________________________

                                      _____________________________

Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

APPENDIX D
----------


NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                                    SERIES B
                          COMMON STOCK PURCHASE WARRANT

                To Purchase 2,000,000 Shares of Common Stock of

                            HARVEY ELECTRONICS, INC.

     THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Trinity Investment Partners, LLC (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Closing Date (the "Initial Exercise Date") and on or prior to the close of business on the 7 year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Harvey Electronics, Inc., a New York corporation (the "Company"), up to 2,000,000 shares (the "Warrant Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

     Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated April 17, 2006, among the Company and the purchasers signatory thereto.

     Section 2. Exercise.

          a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); and, within 3 Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.70, subject to adjustment hereunder (the "Exercise Price").

          c) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

          (A) = the VWAP on the Trading Day immediately preceding the date of such election;

          (B)  = the Exercise Price of this Warrant, as adjusted; and

          (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

          Notwithstanding anything herein to the contrary, on the Termination Date, to the extent not previously exercised, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

          d) [Reserved]

          e) Mechanics of Exercise.

               i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

               ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3
          Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

               iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

               iv. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

               v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause
          (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

               vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

               vii. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

               viii.   Closing  of  Books.   The  Company  will  not  close  its
          stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

     Section 3. Certain Adjustments.

          a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

          c) Subsequent Rights Offerings. If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

          d) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder,
     (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          g) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

          h) Notice to Holders.

               i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

               ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

     Section 4. Transfer of Warrant.

          a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

          d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8)
     promulgated under the Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

     Section 5. Miscellaneous.

          a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii).

          b) Loss,  Theft,  Destruction  or Mutilation  of Warrant.  The Company
     covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

          d) Authorized Shares.

               The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

               Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and
          (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

          f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

          g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          j) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

          l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                              ********************

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  April 17, 2006

                                HARVEY ELECTRONICS, INC.


                                By: /s/ Michael E. Recca
                                   -----------------------------------
                                   Name:  Michael E. Recca
                                   Title: Chairman

                               NOTICE OF EXERCISE

TO: [_______________________

     (1)______The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2)______Payment shall take the form of (check applicable box):

               [ ] in lawful money of the United States; or

               [ ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

     (3)______Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                ------------------------------

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

                ------------------------------

                ------------------------------

                ------------------------------

     (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]


Name of Investing Entity:

------------------------------------------------------

Signature of Authorized Signatory of Investing Entity:

------------------------------------------------------

Name of Authorized Signatory:

------------------------------------------------------

Title of Authorized Signatory:

------------------------------------------------------

Date:

------------------------------------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to


-------------------------------------------------------------- whose address is

---------------------------------------------------------------.



---------------------------------------------------------------


                                        Dated:  ----------------, -----------


                  Holder's Signature:---------------------------

                  Holder's Address:-----------------------------

                                   -----------------------------

Signature Guaranteed:  ----------------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

APPENDIX E
----------


NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                                    SERIES C
                          COMMON STOCK PURCHASE WARRANT

                To Purchase 3,500,000 Shares of Common Stock of

                            HARVEY ELECTRONICS, INC.

     THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Trinity Investment Partners, LLC (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Closing Date (the "Initial Exercise Date") and on or prior to the close of business on the 7 year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Harvey Electronics, Inc., a New York corporation (the "Company"), up to 3,500,000 shares (the "Warrant Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

     Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated April 17, 2006, among the Company and the purchasers signatory thereto.

     Section 2. Exercise.

          a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); and, within 3 Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be:


              ------------------------ ---------------------
                                             Series B
                     Exercise                Warrants
                       Price               Exercisable
              ------------------------ ---------------------
                      $0.80                  350,000
              ------------------------ ---------------------
                       0.90                  350,000
              ------------------------ ---------------------
                       1.00                  350,000
              ------------------------ ---------------------
                       1.10                  350,000
              ------------------------ ---------------------
                       1.20                  350,000
              ------------------------ ---------------------
                       1.30                  350,000
              ------------------------ ---------------------
                       1.40                  350,000
              ------------------------ ---------------------
                       1.50                  350,000
              ------------------------ ---------------------
                       1.60                  350,000
              ------------------------ ---------------------
                       1.70                  350,000
              ------------------------ ---------------------

     in each case,  subject to  adjustment  hereunder  (the  "Exercise  Price").
     --------------

          c) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

          (A) = the VWAP on the Trading Day immediately preceding the date of such election;

          (B)  = the Exercise Price of this Warrant, as adjusted; and

          (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

          Notwithstanding anything herein to the contrary, on the Termination Date, to the extent not previously exercised, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

          d) [Reserved]

          e) Mechanics of Exercise.

               i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

               ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3
          Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

               iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

               iv. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

               v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause
          (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

               vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

               vii. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

               viii.   Closing  of  Books.   The  Company  will  not  close  its
          stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

     Section 3. Certain Adjustments.

          a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b) [Reserved]

          c) Subsequent Rights Offerings. If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

          d) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder,
     (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          g) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

          h) Notice to Holders.

               i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

               ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

     Section 4. Transfer of Warrant.

          a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

          d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8)
     promulgated under the Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

     Section 5. Miscellaneous.

          a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii).

          b) Loss,  Theft,  Destruction  or Mutilation  of Warrant.  The Company
     covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

          d) Authorized Shares.

               The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

               Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and
          (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

          f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

          g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          j) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

          l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                              ********************

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  April 17, 2006

                                HARVEY ELECTRONICS, INC.


                                By:/s/ Michael E. Recca
                                   -----------------------------
                                   Name:  Michael E. Recca
                                   Title: Chairman

                        Trinity Investment Partners, LLC



                               NOTICE OF EXERCISE

TO:      [_______________________

     (1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2) Payment shall take the form of (check applicable box):

               [ ] in lawful money of the United States; or

               [ ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

     (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:


                     --------------------------------------


     The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:


                     --------------------------------------

                     --------------------------------------

                     --------------------------------------


     (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]


Name of Investing Entity:


------------------------------------------------------------------------------

Signature of Authorized Signatory of Investing Entity:

------------------------------------------------------------------------------

Name of Authorized Signatory:

------------------------------------------------------------------------------

Title of Authorized Signatory:

------------------------------------------------------------------------------

Date:

------------------------------------------------------------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to


------------------------------------------------------ whose address is

---------------------------------------------------------------.



---------------------------------------------------------------

                                           Dated:  -----------------, -----


                Holder's Signature:  ------------------------------

                Holder's Address:    ------------------------------

                                     ------------------------------



Signature Guaranteed: --------------------------------------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

APPENDIX F
----------

                          REGISTRATION RIGHTS AGREEMENT


This Registration Rights Agreement (this "Agreement") is made and entered into as of April 17, 2006 among Harvey Electronics, Inc., a New York corporation (the "Company"), and the several parties signatory hereto.

This Agreement is made pursuant to the Consulting Agreement dated the date hereof between Trinity Investment Partners, LLC and the Company and the Employment Agreement dated as of the date hereof between D. Andrew Stackpole and the Company (collectively the "Transaction Documents").

     The Company and each Purchaser hereby agrees as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement dated as of the date hereof between the Company and the parties thereto (the "Purchase Agreement") shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in Section 6(d).

          "Effectiveness Date" means, with respect to the initial Registration Statement required to be filed hereunder, the 90th calendar day following the Filing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 60th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

          "Effectiveness  Period"  shall have the  meaning  set forth in Section
     2(a).

          "Event" shall have the meaning set forth in Section 2(b).

          "Event Date" shall have the meaning set forth in Section 2(b).

          "Filing Date" means, with respect to the initial Registration Statement required hereunder, the 190th calendar day following the date on which the registration statement filed pursuant to the Registration Rights Agreement dated as of the date hereof among the Company and the several purchasers signatory thereto (the "Purchasers' Registration Rights Agreement") is declared effective and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

          "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).

          "Losses" shall have the meaning set forth in Section 5(a).

          "Plan of  Distribution"  shall have the  meaning  set forth in Section
     2(a).

          "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities" means, as of the date in question, (i) all of the shares of Common Stock issued, or shares of Common Stock issuable upon exercise of options or warrants issued, in each case pursuant to the Transaction Documents (ii) any additional shares issuable in connection with any anti-dilution provisions associated with such options or warrants and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

          "Registration Statement" means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Selling Shareholder Questionnaire" shall have the meaning set forth in Section 3(a).

     2. Shelf Registration

          (a) On or within 10 calendar days prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of 130% of the Registrable Securities on such date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by at least an 85% majority in interest of the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best commercial efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best commercial efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within 1 Trading Day of such notification of effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(b).

          (b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 10 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than 15 consecutive calendar days or more than an aggregate of 20 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an "Event", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 10 calendar day period is exceeded, or for purposes of clause (v) the date on which such 15 or 20 calendar day period, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to $0.01 for each Registrable Security then held by such Holder. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

     3. Registration Procedures.

     In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Not less than 5 Trading Days prior to the filing of each Registration Statement and not less than one 1 Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the reasonable review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of a Registration Statement or 1 Trading Day after the Holders have been so furnished copies of any related Prospectus or amendment or supplement thereto. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "Selling Shareholder Questionnaire") not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 90% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 130% of the number of such Registrable Securities.

          (d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than 1 Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder's agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

          (e) Use its best commercial efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

          (h) If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, the Company shall (i) make an Issuer Filing with the NASDR, Inc. Corporate Financing Department pursuant to proposed NASDR Rule 2710(b)(10)(A)(i), (ii) respond within five Trading Days to any comments received from NASDR in connection therewith, and (iii) pay the filing fee required in connection therewith.

          (i) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

          (j) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

          (k) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best commercial efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12 month period.

          (l)  Comply  with  all  applicable   rules  and   regulations  of  the
     Commission.

          (m) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

          (n) The Company agrees to list the Registrable Securities on The Nasdaq Capital Market or any applicable exchange on which the Common Stock is then listed for trading.

     4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

     5. Indemnification

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or ------ relating to
     (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions arise out of or are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has reviewed and approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
     Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has reviewed and approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the
     Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

          (d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6. Miscellaneous

          (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

          (b) No Piggyback on Registrations. Except as set forth on Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the initial Registration Statement other than the Registrable Securities. Other than the registration statement required pursuant to the Purchasers' Registration Rights Agreement, the Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

          (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

          (d) Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best commercial efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

          (e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

          (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

          (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (i) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

          (j) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

          (k)  Governing  Law.  All  questions   concerning  the   construction,
     validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

          (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

          (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (n) Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          (o) Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                              ********************

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                HARVEY ELECTRONICS, INC.


                                By:/s/ Michael E. Recca
                                   ----------------------------
                                   Name:  Michael E. Recca
                                   Title: Chairman





                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                     [SIGNATURE PAGE OF HOLDERS TO HRVE RRA]


Name of Holder: Trinty Investment Partners LLC
Signature of Authorized Signatory of Holder: D. Andrew Stackpole
Name of Authorized Signatory: D. Andrew Stackpole
Title of Authorized Signatory: Managing Partner



                           [SIGNATURE PAGES CONTINUE]

                     [SIGNATURE PAGE OF HOLDERS TO HRVE RRA]


Name of Holder:  D. Andrew Stackpole
Signature of Authorized Signatory of Holder: D. Andrew Stackpole
Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________

                   Annex A [to Registration Rights Agreement]



                              Plan of Distribution

     Each Selling Stockholder (the "Selling Stockholders") of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the Nasdaq Capital Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

          o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

          o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

          o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

          o an exchange distribution in accordance with the rules of the applicable exchange;

          o    privately negotiated transactions;

          o settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

          o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

          o through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

          o    a combination of any such methods of sale; or

          o    any other method permitted pursuant to applicable law.

     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

     Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

     In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

     The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

     Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

     We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

     Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling
Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

                   Annex B [to Registration Rights Agreement]

                            HARVEY ELECTRONICS, INC.

                 Selling Securityholder Notice and Questionnaire

     The undersigned beneficial owner of common stock, par value $.01 per share (the "Common Stock"), of Harvey Electronics, Inc., a New York corporation (the
"Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of April __, 2006 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

     Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

     The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:


                                  QUESTIONNAIRE

1. Name.

          (a)  Full Legal Name of Selling Securityholder


               ------------------------------------------------------------


          (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:


               ------------------------------------------------------------


          (c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):


                ------------------------------------------------------------



2. Address for Notices to Selling Securityholder:


----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Telephone:------------------------------------------------------------------
Fax:------------------------------------------------------------------------
Contact Person:-------------------------------------------------------------

3.  Beneficial Ownership of Registrable Securities:

          (a) Type and Number of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Purchase Agreement):


----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

4. Broker-Dealer Status:

          (a)  Are you a broker-dealer?

                                     Yes [ ]      No [ ]

          (b) If "yes" to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

                                     Yes [ ]      No [ ]

         Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

          (c) Are you an affiliate of a broker-dealer?

                                     Yes [ ]      No [ ]

          (d) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                     Yes [ ]      No [ ]

         Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

          Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

          (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:


----------------------------------------------------------------------------
----------------------------------------------------------------------------

6. Relationships with the Company:

          Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

          State any exceptions here:


----------------------------------------------------------------------------
----------------------------------------------------------------------------


     The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                          Beneficial Owner:
       --------------------                     ------------------------------

                                                By:
                                                   ---------------------------
                                                   Name:
                                                   Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

APPENDIX G
----------

                              EMPLOYMENT AGREEMENT
                               D. ANDREW STACKPOLE


     EMPLOYMENT   AGREEMENT  dated  __________,   2006  by  and  between  Harvey
Electronics, Inc. a New York corporation, (the "Company") and D. Andrew Stackpole (the "Executive").

     WHEREAS the Company desires to employ Executive and to enter into an agreement embodying the terms of such employment (the "Agreement"); and

     WHEREAS Executive desires to accept such employment and enter into such an Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1. Term of Employment. Subject to the provisions of Section 8 of this Agreement, Executive shall be employed by the Company for a period (the "Employment Term") commencing on the Closing Date as defined in the Securities Purchase Agreement dated April 17, 2006 among the Company and the purchasers party thereto (the "Commencement Date") and ending ____, 2007 (the "Termination Date").

     2. Position.

          (a) Executive shall serve as Chairman of the Board. In such position, Executive shall have such duties and authority as shall be determined from time to time by the Board of Directors of the Company (the "Board") or its designee.

          (b) During the term of his employment, the Executive shall advise with respect to strategic issues concerning the Company. In addition, the Executive shall serve as the Chairman of the Board at all times during the period(s) in which he serves as a director of the Company. It shall not be a violation of this Agreement for the Executive to (i) serve as an officer, director or employee of any other company, including Trinity Investment Partners, LLC, (ii) serve on corporate, civic or charitable boards or committees or (iii) manage his personal investments.

     3. Base Salary. Company shall pay Executive an annual base salary (the "Base Salary") at an annual rate of $150,000 payable on the Termination Date in vested warrants to purchase common stock of the Company with substantially the terms set forth in Exhibit A hereto.

     4. Bonus. With respect to each three month period durng the term of this Agreement, Executive shall be eligible to receive, in addition to his Base Salary, a bonus (the "Bonus") for services rendered during such period, which Bonus shall be paid in the month following such perod, in an amount equal to $50,000, payable in vested warrants to purchase common stock of the Company with substantially the terms set forth in Exhibit A hereto.

     For purposes of Sections 3 and 4 hereof, common stock of the Company will be deemed to have a value equal to the average VWAP over the period with respect to which the payment is being made. Warrants and options will be issued with a strike price of 50% of the average VWAP over such period and shall be deemed to have a value for purposes of Sections 3 and 4 hereof equal to 50% of the average VWAP over such period and shall be exercisable no later than March 15 of the calendar year following the calendar year in which they are issued. Such warrants or options shall have substantially the terms set forth in Exhibit A hereto. In addition, if common stock, options or warrants are issued in payment of the Base Salary or Bonus, they will be subject to share withholding as specified by Executive for the payment of withholding taxes.

     "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Executive and reasonably acceptable to the Company.

     The shares of common stock issued, and the shares of common stock issuable upon exercise of options or warrants issued, in each case pursuant to this Agreement will be entitled to the benefit of a Registration Rights Agreement in the form attached as Appendix B to the Consulting Agreement dated as of the date hereof between Trinity Investment Partners, LLC and the Company.

     Notwithstanding anything to the contrary set forth herein, in no event shall warrants issued hereunder be exerciseable for more than 1,000,000 shares of Common Stock.

     5. Additional Compensation. As further compensation, Executive will be eligible for additional bonuses, incentive compensation and equity participation opportunities as the Board shall determine with sole discretion.

     6. Employee Benefits. Executive shall be provided employee benefits (including fringe benefits, vacation, pension and profit sharing plan participation and life, health, accident and disability insurance) (collectively "Employee Benefits") on the same basis as those benefits are generally made available to senior executives of the Company.

     7. Business Expenses and Perquisites. Reasonable travel, entertainment and other business expenses incurred by Executive in the performance of his duties hereunder shall be reimbursed by the Company in accordance with Company policies.

     8. Termination.

          (a) For Cause by the Company. Executive's employment hereunder may be terminated by the Company for Cause. For purposes of this Agreement, "Cause" shall be deemed to be the commission of any of the following acts by the Executive: (i) the Executive shall have committed any act of gross negligence in the performance of his duties to the Company, or, without proper cause, shall have willfully refused or habitually neglected to perform such duties; (ii) the Executive shall have committed any material act of willful misconduct, dishonesty or breach of trust which directly or indirectly causes the Company or any of its subsidiaries to suffer any loss, fine, civil penalty, judgment, claim, damage or expense; or (iii) the Executive shall have been convicted of, or shall have pled guilty or nolo contendere to, a felony or indictable offense (unless committed in the reasonable, good faith belief that the Executive's actions were in the best interests of the Company and its stockholders and would not violate criminal law). If Executive is terminated for Cause, he shall be entitled to receive his Base Salary through the date of termination and any Bonus payable with respect to any three month period completed prior to such termination. All other benefits due Executive following Executive's termination of employment pursuant to this Subsection 8(a) shall be determined in accordance with the plans, policies and practices of the Company. For purposes of this Subsection, no act or failure to act, on the part of Executive shall be deemed "willful" unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that the act or omission of Executive was in the best interest of the Company.

          (b) Disability or Death. Executive's employment hereunder shall terminate upon his death and if Executive becomes physically or mentally incapacitated and is therefore unable for a period of six (6) consecutive months or for an aggregate of nine (9) months in any twelve (12)
     consecutive month period to perform his duties (such incapacity is hereinafter referred to as "Disability"). Any question as to the existence of the Disability of Executive as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to Executive and the Company. If Executive and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of Disability made in writing to the Company and Executive shall be final and conclusive for all purposes of the Agreement. Upon termination of Executive's employment hereunder for either Disability or death, Executive or his estate (as the case may be) shall continue to receive the payments and benefits to which Executive is entitled pursuant to Sections 3 through 7 hereof (hereinafter the "Contract Payments") for one year from the date of such termination. In addition, Executive shall be entitled to the following:

               (i) a cash payment equal to twelve (12) months of the Executive's highest monthly car allowance or monthly average travel reimbursement in effect within the six (6) month period immediately prior to the termination, not to exceed Twelve Thousand and 00/100 ($12,000) Dollars;

               (ii) the maximum/highest benefits which the Executive was receiving at any time during a two-year period prior to termination, relating to health insurance, accident insurance, long-term care, life insurance and disability, shall continue for one (1) year beyond the date of termination of the Executive's employment;

               (iii) any stock options granted to the Executive which have not vested on or prior to termination date shall immediately vest as of the date of termination; and

               (iv) cash payment for accrued but unpaid vacation and sick days.

          (c) Without Cause by the Company. If Executive's employment is terminated by the Company without "Cause" (other than by reason of Disability or death), Executive shall receive in a single lump sum as soon as practicable but not later than 30 days following such termination equal to (A) in the case of termination other than a Change in Control or Potential Change in Control, the equivalent of one year of Base Salary and Bonus and (B) in the case of termination as a result of a Change in Control or Potential Change in Control, the greater of (1) the amount of Base Salary, Bonus and any additional compensation received by Executive hereunder during the three years prior to such termination and (2) 3 times annual Base Salary and Bonus, payable in each case in cash or common stock of the Company, at the option of the Executive. For purposes hereof, common stock of the Company will be deemed to have a value equal to average VWAP for the twelve month period ending six months prior to termination and will be subject to share withholding, as specified by Executive.

     Notwithstanding anything to the contrary set forth herein, in no event shall more than 3,000,000 shares be issued pursuant to this Section 8(c).

     In addition, Executive shall be entitled to the following:

               (i) a cash payment equal to the higher of

                    (A) twelve (12) months of the  Executive's  highest  monthly car allowance or monthly average travel reimbursement in effect within the six (6) month period immediately prior to the Change in Control or Potential Change in Control, not to exceed Twelve Thousand and 00/100 ($12,000) Dollars; or

                    (B) twelve (12) months of the  Executive's  highest  monthly car allowance or monthly average travel reimbursement in effect within the six (6) month period immediately prior to the date the Executive terminates his employment for any reason, not to exceed Twelve Thousand and 00/100 ($12,000) Dollars.

               (ii) the maximum/highest benefits which the Executive was receiving at any time during a two-year period prior to termination, relating to health insurance, accident insurance, long-term care, life insurance and disability, shall continue for one (1) year beyond the date of termination of the Executive's employment;

               (iii) any stock options granted to the Executive which have not vested on or prior to termination date shall immediately vest as of the date of termination; and

               (iv) cash payment for accrued but unpaid vacation and sick days.

     The foregoing payments may be delayed to the extent necessary to comply with Section 409A of the Internal Revenue Code (the "Code") with respect to "specified employees" (as such term is defined in Section 409A of the Code). Any such delayed or suspended payment(s) shall be paid as soon as administratively feasible thereafter and all other such payment(s) shall resume as scheduled.

     Termination without Cause by the Company shall include a termination of employment by Executive for "Good Reason".

     For purposes of this Agreement "Good Reason" means:

               (i) Executive is not elected or appointed to, or is removed from, the position described in Section 2 hereof or ceases to serve as Chairman of the Board for any reason other than for Cause or by reason of Executive's death or Disability or voluntary resignation;

               (ii) Executive is assigned duties and responsibilities that are inconsistent, in a material respect, with the scope of duties and responsibilities associated with Executive's position as described in
          Section 2 hereof;

               (iii) the Company fails to pay Executive any amounts otherwise vested and due hereunder and such failure continues for ten business days following notice to the Company thereof;

               (iv) Executive's Base Salary is reduced or his Employee Benefits as provided in Section 6 are reduced;

               (v) Executive's office is relocated outside of a thirty mile radius of Greenwich, Connecticut without his consent;

               (vi) the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 10(h) hereof; or

               (vii) a Change in Control, or Potential Change in Control, each as defined below, shall occur.


     A "Change in Control" shall be deemed to occur if (A) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a person shall be deemed to be the "beneficial owner" of all shares that any such person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the sixty day period referred to in such
Rule), directly or indirectly, of securities representing 25% or more of the combined voting power of the Company's then outstanding securities, (B) at any time during any period of two consecutive years (not including any period prior to the execution of this Agreement ), individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the Company directors then still in office who either were the Company directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof or (C) the Company shall consolidate, merge or exchange securities with any other entity. Notwithstanding the foregoing, however, a Change in Control shall not be deemed to occur merely by reason of an acquisition of Company securities by, or any consolidation, merger or exchange of securities with, any entity that, immediately prior to such acquisition, consolidation, merger or exchange of securities, was a "subsidiary", as such term is defined below.

     For these purposes, the term "subsidiary" means (i) any corporation of which 95% of the capital stock of such corporation is owned, directly or indirectly, by the Company and (ii) any unincorporated entity in respect of which the Company has, directly or indirectly, an equivalent degree of ownership.

     A "Potential Change in Control" of the Company shall be deemed to have occurred upon the happening of any one of the following events (D) any person commences a tender offer, which if consummated would result in such person becoming the beneficial owner of more than fifty percent (50%) of the Company's voting securities, (E) proxies are solicited by anyone other than the Company or any of its subsidiaries: (1) for the election of directors of the Company, or
(2) seeking shareholder approval of a plan of reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the outstanding shares subject to the plan or transaction are to be exchanged for or converted into cash, property or securities not issued by the Company, or
(F) the execution by the Company of an agreement, the consummation of which would result in a Change in Control of the Company.

          (d) Termination by Executive. If Executive terminates his employment with the Company for any reason (other than Good Reason, as defined in Subsection 8(c)), Executive shall be entitled to the same payments he would have received if his employment had been terminated by the Company for Cause.

          (e) Notice of Termination. Any purported termination of employment by the Company or by Executive shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 10(i) hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of employment under the provision so indicated.

     9. Indemnification. The Company will indemnify Executive (and his legal representative or other successors) to the fullest extent permitted (including a payment of expenses in advance of final disposition of a proceeding) by the laws of the State of New York, as in effect at the time of the subject act or omission, and Executive shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its directors and officers (and to the extent the Company maintains such an insurance policy or policies, Executive shall be covered by such policy or policies, in accordance with its or their terms to the maximum extent of the coverage available for any Company officer or director), against all costs, charges and expenses whatsoever incurred or sustained by him or his legal representatives (including but not limited to any judgment entered by a court of law) at the time such costs, charges and expenses are incurred or sustained, in connection with any action, suit or proceeding to which Executive (or his legal representatives or other successors) may be made a party by reason of his being or having been a director, officer or employee of the Company, or any subsidiary of the Company, or his serving or having served any other enterprise as a director, officer or employee at the request of the Company. Executive's rights under this Section 9 shall continue without time limit for so long as he may be subject to any such liability, whether or not his term of employment may have ended.

     10. Miscellaneous.

          (a) Governing Law; No Liability of Executive. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Executive shall not be subject to liability for breach of this Agreement by reason of his termination of his employment hereunder.

          (b) Entire Agreement/Amendments. This Agreement contains the entire understanding of the parties with respect to the employment of Executive by the Company. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein. This Agreement may not be altered, modified, or amended except by written instrument signed by the parties hereto.

          (c) No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver of such party's rights or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

          (d) Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

          (e) Assignment. This Agreement shall not be assignable by Executive and shall be assignable by the Company only with the consent of Executive; provided that no such assignment by the Company shall relieve the Company of any liability hereunder, whether accrued before or after such assignment.

          (f) No Mitigation. Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, and no such employment, if obtained, or compensation or benefits payable in connection therewith, shall reduce any amounts or benefits to which Executive is entitled hereunder.

          (g) Arbitration. Any dispute between the parties to this Agreement arising from or relating to the terms of this Agreement or the employment of Executive by the Company shall be submitted to arbitration in New York State under the auspices of the American Arbitration Association.

          (h) Successors; Binding Agreement.

               (i) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Such assumption and agreement shall be obtained prior to the effectiveness of any such succession. As used in this Agreement, "Company" shall mean the
          Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Prior to a Change in Control, the term "Company" shall also mean any affiliate of the Company to which Executive may be transferred and the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended to so provide. Following a Change in Control the term "Company" shall not mean any affiliate of the Company to which Executive may be transferred unless Executive shall have previously approved of such transfer in writing, in which case the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended to so provide.

               (ii) This Agreement shall inure to the benefit of and be binding upon personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the devisee, legatee or other designee of Executive or, if there is no such designee, to the estate of Executive.

          (i) Notice. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the execution page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

          (j) Withholding Taxes. The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation; provided that any common stock warrants or options issued pursuant hereto shall be subject to share withholding as specified by Executive.

          (k) Counterparts; Effectiveness. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective on the Closing Date.

     11. Specific Performance. Executive acknowledges and agrees that the Company's remedies at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of this fact, Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                      D. Andrew Stackpole


                                      ---------------------------------------
                                      59 Sawmill Lane
                                      Greenwich, CT  06830



                                      Harvey Electronics, Inc.


                                      By:-----------------------------------
                                         Title:
                                         205 Chubb Avenue
                                         Lyndhurst, NY 07071

EXHIBIT A [TO THE EMPLOYMENT AGREEMENT]


NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                          COMMON STOCK PURCHASE WARRANT

                To Purchase __________ Shares of Common Stock of

                            HARVEY ELECTRONICS, INC.

     THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, _____________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on [March 15th of the next year] (the "Termination Date") but not thereafter, to subscribe for and purchase from Harvey Electronics, Inc., a New York corporation (the "Company"), up to ______ shares (the "Warrant Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

     Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated April 17, 2006, among the Company and the purchasers signatory thereto.

     Section 2. Exercise.

          a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); and, within 3 Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $[ ]*, subject to adjustment hereunder (the "Exercise Price").

          c) Cashless Exercise. At the option of the Holder, this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by
     (A), where:

          (A) = the VWAP on the Trading Day immediately preceding the date of such election;

          (B)  = the Exercise Price of this Warrant, as adjusted; and

          (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

          Notwithstanding anything herein to the contrary, on the Termination Date, unless otherwise elected by the Holder, this Warrant shall be automatically exercised via cashless exercise.

          d) [Reserved].

          e) Mechanics of Exercise.

               i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

               ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3
          Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

               iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

               iv. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

               v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause
          (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

               vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

               vii. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

               viii.   Closing  of  Books.   The  Company  will  not  close  its
          stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

     Section 3. Certain Adjustments.

          a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

          c) Subsequent Rights Offerings. If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

          d) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder,
     (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          g) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

          h) Notice to Holders.

               i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

               ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

     Section 4. Transfer of Warrant.

          a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement and the consent of the Company, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

          d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8)
     promulgated under the Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

     Section 5. Miscellaneous.

          a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii).

          b) Loss,  Theft,  Destruction  or Mutilation  of Warrant.  The Company
     covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

          d) Authorized Shares.

               The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

               Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and
          (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

          f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

          g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          j) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

          l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                              ********************

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  _______, 2006

                                HARVEY ELECTRONICS, INC.


                                By:-------------------------------------------
                                   Name:
                                   Title:

                               NOTICE OF EXERCISE

TO:      [_______________________

     (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2) Payment shall take the form of (check applicable box):

               [ ] in lawful money of the United States; or

               [ ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

     (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:


                        --------------------------------


The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:


                        --------------------------------

                        --------------------------------

                        --------------------------------


     (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.


[SIGNATURE OF HOLDER]

Name of Investing Entity:


-----------------------------------------------------------------------------

Signature of Authorized Signatory of Investing Entity:

-----------------------------------------------------------------------------

Name of Authorized Signatory:

-----------------------------------------------------------------------------

Title of Authorized Signatory:

-----------------------------------------------------------------------------

Date:

-----------------------------------------------------------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to


------------------------------------------------------- whose address is

---------------------------------------------------------------.



---------------------------------------------------------------

                                        Dated:  -----------------,----
------------------

                Holder's Signature:       ---------------------------

                Holder's Address:         ---------------------------




Signature Guaranteed:  ----------------------------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.






         * determined in accordance with the terms of the Employment Agreement

APPENDIX H
----------


                        Trinity Investment Partners, LLC


                                                             April 17, 2006

Joseph J. Calabrese
Chief Financial Officer
Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ  07071

Dear Joe:

We are pleased to confirm the terms under which Trinity Investment Partners, LLC ("Trinity") will provide consulting and advisory services to Harvey Electronics, Inc. (the "Company").

Nature of the Assignment

During the term of our engagement we will analyze the current capital structure of the Company and assist in evaluating and structuring potential capital raising transactions.

Fee Arrangements

In consideration for its services hereunder, (i) simultaneously with execution of a definitive agreement in connection with a capital raising transaction providing for $4,000,000 of financing (the "Financing"), the Company will issue to Trinity 2,000,000 Series B Warrants and 3,500,000 Series C Warrants with the terms set forth in Exhibits A and B hereto, such Warrants to become exercisable only upon receipt of funds in connection with the Financing and (ii) upon receipt of funds in connection with the Financing, the Company will pay to Trinity $250,000 in cash. If, following execution of a definitive agreement in connection with the Financing, the Financing does not close within six months of the date hereof solely as a result of the acceptance by, or consent of, the Board of Directors and/or shareholders of the Company of or relating to an offer from a third party to purchase a majority in interest of the outstanding shares of common stock of the Company (or other similar transaction resulting in a change of control including, without limitation, by way of merger where the Company has accepted or consented to such transaction), then the Company will pay to Trinity $550,000 to offset expenses related to its services hereunder; provided further, however, that the payment of $550,000 shall not be made in connection with the Schedule TO filed by Modern Technology Corp. on April 5, 2006 and the related tender offer.

Other Matters

Trinity will act under this agreement as an independent contractor with duties solely to the Company. Because we will be acting on your behalf in this capacity, it is our practice to receive indemnification. A copy of our standard indemnification form is attached in the form of Appendix A to this letter.

Any advice or opinions provided by Trinity may not be disclosed or referred to publicly or to any third party without our prior written consent.

The shares of common stock of the Company issuable upon exercise of the Series B and Series C Warrants will be entitled to the benefit of a Registration Rights Agreement in the form attached as Appendix B hereto.



                                       Very truly yours,


                                       TRINITY INVESTMENT PARTNERS, LLC



                                       By:/s/ D. Andrew Stackpole
                                          ---------------------------------
                                          Name:  D. Andrew Stackpole
                                          Title: Managing Partner

AGREED AND ACCEPTED:

HARVEY ELECTRONICS, INC.


By:/s/ Michael E. Recca
   ------------------------------------------
   Name:  Michael E. Recca
   Title: Chairman

                      Appendix A [to Consulting Agreement]

The Company agrees to indemnify and hold harmless Trinity Investment Partners, LLC, its affiliates and their respective officers, directors, employees, agents and controlling persons (each an "Indemnified Person") from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Person may become subject arising out of or in connection with the transactions contemplated by the letter agreement to which this Annex A is attached (the "Agreement"), or any claim, litigation, investigation or proceedings relating to the foregoing ("Proceedings") regardless of whether any of such Indemnified Persons is a party thereto, and to reimburse such Indemnified Persons for any legal or other expenses as they are incurred in connection with investigating, responding to or defending any of the foregoing, provided that the foregoing indemnification will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or expenses to the extent that they are finally judicially determined to have resulted from the gross negligence or willful misconduct of such Indemnified Person. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company for or in connection with the Agreement, any transactions contemplated thereby or Trinity Investment Partners, LLC's role or services in connection therewith, except to the extent that any liability for losses, claims, demands, damages, liabilities or expenses incurred by the Company are finally judicially determined to have resulted from the gross negligence or willful misconduct of such Indemnified Person.

If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless, then the Company shall contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and such Indemnified Person on the other hand but also the relative fault of the Company and such Indemnified Person, as well as any relevant equitable considerations. It is hereby agreed that the relative benefits to the Company on the one hand and all Indemnified Persons on the other hand shall be deemed to be in the same proportion as (i) the total value received or proposed to be received by the Company pursuant to the Financing (whether or not consummated) bears to (ii) the fee paid or proposed to be paid to Trinity Investment Partners, LLC under this Agreement. The indemnity, reimbursement and contribution obligations of the Company under these paragraphs shall be in addition to any liability which the Company may otherwise have to an Indemnified Person and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company and any Indemnified Person.

Promptly after receipt by an Indemnified Person of notice of the commencement of any Proceedings, such Indemnified Person will, if a claim is to be made hereunder against the Company in respect thereof, notify the Company in writing of the commencement thereof; provided that (i) the omission so to notify the Company will not relieve it from any liability which it may have hereunder except to the extent it has been materially prejudiced by such failure and (ii) the omission so to notify the Company will not relieve it from any liability which it may have to an Indemnified Person otherwise than on account of this indemnity agreement. In case any such Proceedings are brought against any Indemnified Person and it notifies the Company of the commencement thereof, the Company will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the Indemnified Person, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Person; provided that if the defendants in any such Proceedings include both the Indemnified Person and the Company and the Indemnified Person shall have concluded that there may be legal defenses available to it which are different from or additional to those available to the Company, the Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Proceedings on behalf of such Indemnified Person. Upon receipt of notice from the Company to such Indemnified Person of its election so to assume the defense of such Proceedings and approval by the Indemnified Person of counsel, the Company will not be liable to such Indemnified Person for expenses incurred by the Indemnified Person in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the Indemnified Person shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by Trinity Investment Partners, LLC, representing the Indemnified Persons who are parties to such Proceedings), (ii) the Company shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of commencement of the Proceedings or
(iii) the Company has authorized in writing the employment of counsel for the Indemnified Person.

The Company shall not be liable for any settlement of any Proceedings effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such Proceedings, the Company agrees to indemnify and hold harmless each Indemnified Person from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with the provisions of this Annex A. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested the Company to reimburse such Indemnified Person for legal or other expenses in connection with investigating, responding to or defending any Proceedings as contemplated by this Annex A, the Company shall be liable for any settlement of any Proceedings effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of such request for reimbursement and (ii) the Company shall not have reimbursed such Indemnified Person in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of an Indemnified Person (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened Proceedings in respect of which indemnity could have been sought hereunder by such Indemnified Person unless (x) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on claims that are the subject matter of such Proceedings and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

Capitalized terms used but not defined in this Annex A have the meanings assigned to such terms in the Agreement.

                      Appendix B [to Consulting Agreement]

                          REGISTRATION RIGHTS AGREEMENT


This Registration Rights Agreement (this "Agreement") is made and entered into as of April 17, 2006 among Harvey Electronics, Inc., a New York corporation (the "Company"), and the several parties signatory hereto.

This Agreement is made pursuant to the Consulting Agreement dated the date hereof between Trinity Investment Partners, LLC and the Company and the Employment Agreement dated as of the date hereof between D. Andrew Stackpole and the Company (collectively the "Transaction Documents").

     The Company and each Purchaser hereby agrees as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement dated as of the date hereof between the Company and the parties thereto (the "Purchase Agreement") shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in Section 6(d).

          "Effectiveness Date" means, with respect to the initial Registration Statement required to be filed hereunder, the 90th calendar day following the Filing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 60th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

          "Effectiveness  Period"  shall have the  meaning  set forth in Section
     2(a).

          "Event" shall have the meaning set forth in Section 2(b).

          "Event Date" shall have the meaning set forth in Section 2(b).

          "Filing Date" means, with respect to the initial Registration Statement required hereunder, the 190th calendar day following the date on which the registration statement filed pursuant to the Registration Rights Agreement dated as of the date hereof among the Company and the several purchasers signatory thereto (the "Purchasers' Registration Rights Agreement") is declared effective and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

          "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c).

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).

          "Losses" shall have the meaning set forth in Section 5(a).

          "Plan of  Distribution"  shall have the  meaning  set forth in Section
     2(a).

          "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities" means, as of the date in question, (i) all of the shares of Common Stock issued, or shares of Common Stock issuable upon exercise of options or warrants issued, in each case pursuant to the Transaction Documents (ii) any additional shares issuable in connection with any anti-dilution provisions associated with such options or warrants and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

          "Registration Statement" means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Selling Shareholder Questionnaire" shall have the meaning set forth in Section 3(a).

     2. Shelf Registration

          (a) On or within 10 calendar days prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of 130% of the Registrable Securities on such date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by at least an 85% majority in interest of the Holders) substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its best commercial efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its best commercial efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within 1 Trading Day of such notification of effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(b).

          (b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 10 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than 15 consecutive calendar days or more than an aggregate of 20 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an "Event", and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 10 calendar day period is exceeded, or for purposes of clause (v) the date on which such 15 or 20 calendar day period, as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to $0.01 for each Registrable Security then held by such Holder. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

     3. Registration Procedures.

     In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Not less than 5 Trading Days prior to the filing of each Registration Statement and not less than one 1 Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the reasonable review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of a Registration Statement or 1 Trading Day after the Holders have been so furnished copies of any related Prospectus or amendment or supplement thereto. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "Selling Shareholder Questionnaire") not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 90% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 130% of the number of such Registrable Securities.

          (d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than 1 Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder's agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

          (e) Use its best commercial efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (f) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

          (h) If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, the Company shall (i) make an Issuer Filing with the NASDR, Inc. Corporate Financing Department pursuant to proposed NASDR Rule 2710(b)(10)(A)(i), (ii) respond within five Trading Days to any comments received from NASDR in connection therewith, and (iii) pay the filing fee required in connection therewith.

          (i) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

          (j) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

          (k) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best commercial efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12 month period.

          (l)  Comply  with  all  applicable   rules  and   regulations  of  the
     Commission.

          (m) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

          (n) The Company agrees to list the Registrable Securities on The Nasdaq Capital Market or any applicable exchange on which the Common Stock is then listed for trading.

     4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

     5. Indemnification

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions arise out of or are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has reviewed and approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
     Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has reviewed and approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the
     Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

          (d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6. Miscellaneous

          (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

          (b) No Piggyback on Registrations. Except as set forth on Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the initial Registration Statement other than the Registrable Securities. Other than the registration statement required pursuant to the Purchasers' Registration Rights Agreement, the Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

          (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

          (d) Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best commercial efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

          (e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

          (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

          (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (i) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

          (j) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

          (k)  Governing  Law.  All  questions   concerning  the   construction,
     validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

          (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

          (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (n) Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          (o) Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                              ********************

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                        HARVEY ELECTRONICS, INC.


                                        By:_________________________
                                           Name:
                                           Title:


                       [SIGNATURE PAGE OF HOLDERS FOLLOWS]

                     [SIGNATURE PAGE OF HOLDERS TO HRVE RRA]

Name of Holder: __________________________
Signature of Authorized Signatory of Holder: __________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________



                           [SIGNATURE PAGES CONTINUE]

                        Annex A [to Consulting Agreement]



                              Plan of Distribution

     Each Selling Stockholder (the "Selling Stockholders") of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the Nasdaq Capital Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

     o    ordinary   brokerage   transactions  and  transactions  in  which  the
          broker-dealer solicits purchasers;

     o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     o    purchases  by  a   broker-dealer   as  principal  and  resale  by  the
          broker-dealer for its account;

     o    an  exchange   distribution  in  accordance  with  the  rules  of  the
          applicable exchange;

     o    privately negotiated transactions;

     o settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

     o broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

     o through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

     o    a combination of any such methods of sale; or

     o    any other method permitted pursuant to applicable law.

     The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

     Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

     In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

     The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

     The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

     Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

     We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

     Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling
Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

                                                                       Annex B

                            HARVEY ELECTRONICS, INC.

                 Selling Securityholder Notice and Questionnaire

     The undersigned beneficial owner of common stock, par value $.01 per share (the "Common Stock"), of Harvey Electronics, Inc., a New York corporation (the
"Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of April __, 2006 (the "Registration Rights Agreement"), among the Company and the parties thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

     Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

     The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1. Name.

     (a)  Full Legal Name of Selling Securityholder


          --------------------------------------------------------------------


     (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:


        --------------------------------------------------------------------


     (c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):


        --------------------------------------------------------------------


2. Address for Notices to Selling Securityholder:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Telephone:--------------------------------------------------------------------

Fax:--------------------------------------------------------------------------

Contact Person:---------------------------------------------------------------

3. Beneficial Ownership of Registrable Securities:

     (a) Type and Number of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Purchase Agreement):

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

4. Broker-Dealer Status:

     (a)  Are you a broker-dealer?

                                  Yes [ ]      No  [ ]

     (b) If "yes" to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

                                  Yes [ ]      No  [ ]

     Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

     (c)  Are you an affiliate of a broker-dealer?

                                  Yes [ ]      No  [ ]

     (d) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                  Yes [ ]      No  [ ]

     Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

          Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

          (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:


               ---------------------------------------------------------------

               ---------------------------------------------------------------

6. Relationships with the Company:

          Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

          State any exceptions here:

               ---------------------------------------------------------------

               ---------------------------------------------------------------


     The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated:                           Beneficial Owner:
       ----------------------                     ----------------------------

                                 By:
                                    ------------------------------------------
                                    Name:
                                    Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

                                                                    EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                                    SERIES B
                          COMMON STOCK PURCHASE WARRANT

                To Purchase 2,000,000 Shares of Common Stock of

                            HARVEY ELECTRONICS, INC.

     THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Trinity Investment Partners, LLC (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Closing Date (the "Initial Exercise Date") and on or prior to the close of business on the 7 year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Harvey Electronics, Inc., a New York corporation (the "Company"), up to 2,000,000 shares (the "Warrant Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

     Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated April 17, 2006, among the Company and the purchasers signatory thereto.

     Section 2. Exercise.

          a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); and, within 3 Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.70, subject to adjustment hereunder (the "Exercise Price").

          c) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

          (A) = the VWAP on the Trading Day immediately preceding the date of such election;

          (B)  = the Exercise Price of this Warrant, as adjusted; and

          (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

          Notwithstanding anything herein to the contrary, on the Termination Date, to the extent not previously exercised, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

          d) [Reserved]

          e) Mechanics of Exercise.

               i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

               ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3
          Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

               iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

               iv. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

               v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause
          (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

               vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

               vii. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

               viii.   Closing  of  Books.   The  Company  will  not  close  its
          stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

     Section 3. Certain Adjustments.

          a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase or sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock, at an effective price per share less than the then Exercise Price (such lower price, the "Base Share Price" and such issuances collectively, a "Dilutive Issuance") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this section, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

          c) Subsequent Rights Offerings. If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

          d) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder,
     (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          g) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

          h) Notice to Holders.

               i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

               ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

     Section 4. Transfer of Warrant.

          a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

          d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8)
     promulgated under the Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

     Section 5. Miscellaneous.

          a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii).

          b) Loss,  Theft,  Destruction  or Mutilation  of Warrant.  The Company
     covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

          d) Authorized Shares.

               The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

               Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and
          (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

          f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

          g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          j) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

          l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                              ********************

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  April 17, 2006

                                HARVEY ELECTRONICS, INC.


                                By:__________________________________________
                                   Name:
                                   Title:

                               NOTICE OF EXERCISE

TO: [_______________________

     (1)______The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2)______Payment shall take the form of (check applicable box):

               [ ] in lawful money of the United States; or

               [ ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

     (3)______Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                ------------------------------

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

                ------------------------------

                ------------------------------

                ------------------------------

     (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]


Name of Investing Entity:

------------------------------------------------------

Signature of Authorized Signatory of Investing Entity:

------------------------------------------------------

Name of Authorized Signatory:

------------------------------------------------------

Title of Authorized Signatory:

------------------------------------------------------

Date:

------------------------------------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to


-------------------------------------------------------------- whose address is

---------------------------------------------------------------.



---------------------------------------------------------------


                                        Dated:  ----------------, -----------


                  Holder's Signature:---------------------------

                  Holder's Address:-----------------------------

                                   -----------------------------

Signature Guaranteed:  ----------------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                      Exhibit B [to Consulting Agreement]


NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                                    SERIES C
                          COMMON STOCK PURCHASE WARRANT

                To Purchase 3,500,000 Shares of Common Stock of

                            HARVEY ELECTRONICS, INC.

     THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Trinity Investment Partners, LLC (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Closing Date (the "Initial Exercise Date") and on or prior to the close of business on the 7 year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Harvey Electronics, Inc., a New York corporation (the "Company"), up to 3,500,000 shares (the "Warrant Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

     Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated April 17, 2006, among the Company and the purchasers signatory thereto.

     Section 2. Exercise.

          a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); and, within 3 Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within 3 Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within 1 Business Day of receipt of such notice. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

          b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be:


              ------------------------ ---------------------
                                             Series B
                     Exercise                Warrants
                       Price               Exercisable
              ------------------------ ---------------------
                      $0.80                  350,000
              ------------------------ ---------------------
                       0.90                  350,000
              ------------------------ ---------------------
                       1.00                  350,000
              ------------------------ ---------------------
                       1.10                  350,000
              ------------------------ ---------------------
                       1.20                  350,000
              ------------------------ ---------------------
                       1.30                  350,000
              ------------------------ ---------------------
                       1.40                  350,000
              ------------------------ ---------------------
                       1.50                  350,000
              ------------------------ ---------------------
                       1.60                  350,000
              ------------------------ ---------------------
                       1.70                  350,000
              ------------------------ ---------------------

     in each case,  subject to  adjustment  hereunder  (the  "Exercise  Price").
     --------------

          c) Cashless Exercise. If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a "cashless exercise" in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

          (A) = the VWAP on the Trading Day immediately preceding the date of such election;

          (B)  = the Exercise Price of this Warrant, as adjusted; and

          (X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

          Notwithstanding anything herein to the contrary, on the Termination Date, to the extent not previously exercised, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

          d) [Reserved]

          e) Mechanics of Exercise.

               i. Authorization of Warrant Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

               ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3
          Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

               iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

               iv. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

               v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause
          (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

               vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

               vii. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

               viii.   Closing  of  Books.   The  Company  will  not  close  its
          stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

     Section 3. Certain Adjustments.

          a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b) [Reserved]

          c) Subsequent Rights Offerings. If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the VWAP at the record date mentioned below, then the Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

          d) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder,
     (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

          g) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

          h) Notice to Holders.

               i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

               ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

     Section 4. Transfer of Warrant.

          a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

          b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

          d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8)
     promulgated under the Securities Act or a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.

     Section 5. Miscellaneous.

          a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii).

          b) Loss,  Theft,  Destruction  or Mutilation  of Warrant.  The Company
     covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

          c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

          d) Authorized Shares.

               The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

               Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and
          (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

               Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

          f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

          g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

          h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

          i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          j) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

          k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

          l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

          m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

          n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                              ********************

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  April 17, 2006

                                HARVEY ELECTRONICS, INC.


                                By:__________________________________________
                                   Name:
                                   Title:

                        Trinity Investment Partners, LLC



                               NOTICE OF EXERCISE

TO:      [_______________________

     (1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2) Payment shall take the form of (check applicable box):

               [ ] in lawful money of the United States; or

               [ ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

     (3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:


                     --------------------------------------


     The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:


                     --------------------------------------

                     --------------------------------------

                     --------------------------------------


     (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]


Name of Investing Entity:


------------------------------------------------------------------------------

Signature of Authorized Signatory of Investing Entity:

------------------------------------------------------------------------------

Name of Authorized Signatory:

------------------------------------------------------------------------------

Title of Authorized Signatory:

------------------------------------------------------------------------------

Date:

------------------------------------------------------------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to


------------------------------------------------------ whose address is

---------------------------------------------------------------.



---------------------------------------------------------------

                                           Dated:  -----------------, -----


                Holder's Signature:  ------------------------------

                Holder's Address:    ------------------------------

                                     ------------------------------



Signature Guaranteed: --------------------------------------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

APPENDIX I
----------


                              AMENDED AND RESTATED

                         CERTIFICATE OF INCORPORATION OF

                            HARVEY ELECTRONICS, INC.

                         PURSUANT TO SECTION 805 OF THE
                            BUSINESS CORPORATION LAW

     The undersigned, Franklin C. Karp and Joseph J. Calabrese, being the President and Secretary, respectively, of Harvey Electronics, Inc., a corporation organized and existing under the laws of the State of New York, pursuant to Section 805 of the Business Corporation Law of New York, do hereby certify:

     1.  The  name  of  the  corporation  is  Harvey   Electronics,   Inc.  (the
"Corporation").

     2. The Certificate of Incorporation of Harvey Electronics, Inc. was filed by the Department of State on the 10th day of January, 1946, under the name of Harvey Radio Company, Inc. A restated Certificate of Incorporation was filed in the Department of State on December 8, 1967.

     3. The Corporation is authorized to issue 10,010,000 shares of stock consisting of 10,000 shares of eight and one-half (8.5%) percent of cumulative convertible preferred stock, of the par value of $1,000 per share ("8.5% Cumulative Convertible Preferred Stock") and 10,000,000 common shares of the par value of $.01 per share ("Common Stock").

     4. The Certificate of Incorporation is hereby amended to:

     (a) Increase the total authorized capital of the Corporation from 10,010,000 shares of stock consisting of 10,000 shares of 8.5% Cumulative Convertible Preferred Stock and 10,000,000 shares of Common Stock to an aggregate of 30,014,350 shares, par value $.01 per share, consisting of:

          (i)  30,000,000 shares of Common Stock

          (ii) 10,000 shares of 8.5% Cumulative Convertible Preferred Stock; and

          (iii) 4,350 shares of Series B 8% Convertible Preferred Stock.

     (b) Add a provision stating the number, designation, relative rights, preferences and limitations of preferred shares Series B 8% Convertible Preferred Stock;

     (c) Modify the purpose for which the Corporation was formed to state that the Corporation may engage in any lawful activity for which corporations may be organized under the BCL and that it is not formed to engage in any act or activity requiring consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

     (d) Modify the location of the office of the Corporation;

     (e) Add a provision stating that the Company's Board of Directors is authorized to adopt and implement such anti-takeover provisions as the Board of Directors deems in the exercise of its fiduciary duties, under the circumstances existing at the time, in the best interests of Company's shareholders, which provision shall not be amended by the shareholders absent the vote of the holders of at least sixty-six and two-thirds (66 2/3%) percent of the issued and outstanding common stock. If an anti-takeover provision is adopted by the Board of Directors without prior shareholder approval, such provision shall provide that it will expire unless ratified by the shareholders within one year of adoption.

     5. The amendments to the Certificate of Incorporation of the Corporation set forth in Section 4 above were authorized in accordance with Section 803(a) of the BCL, by unanimous written consent of the Board of Directors pursuant to
Section 708(b) of the BCL, and by the vote of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders duly called.

     6. The text of the Certificate of Incorporation as amended heretofore, is hereby restated as further amended to read as herein set forth in full:

     FIRST: The name of the Corporation shall be Harvey Electronics, Inc.

     SECOND: The Corporation is formed to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law, provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency, or other body, without such consent first being obtained.

     THIRD:

     (a) The total number of shares which the Corporation is authorized to issue is 30,014,350, consisting of 10,000 shares of eight and one-half (8.5%) percent cumulative convertible preferred stock, of the par value of $1,000 per share ("8.5% Cumulative Convertible Preferred Stock"), 4,350 shares of Series B Eight (8%) percent convertible preferred stock, of the par value of $.01 per share and a stated value of $1,000 per share ("Series B 8% Convertible Preferred Stock") and 10,000,000 common shares of the par value of $.01 per share ("Common Stock").

     (b) The designation, relative rights, preferences and limitations of shares of each class shall be as follows:

                   I. SERIES B 8% CONVERTIBLE PREFERRED STOCK

     Section 1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

     "Alternate Consideration" shall have the meaning set forth in Section 7(e).

     "Bankruptcy Event" means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof; (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment; (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

     "Base Conversion Price" shall have the meaning set forth in Section 7(b).

     "Business Day" means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

     "Buy-In" shall have the meaning set forth in Section 6(e)(iii).

     "Change of Control Transaction" means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual, legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Stock and the Securities issued together with the Preferred Stock), or (ii) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the shareholders of the Corporation immediately prior to such transaction own less than 68% of the aggregate voting power of the Corporation or the successor entity of such transaction, or (iii) the Corporation sells or transfers all or substantially all of its assets to another Person and the shareholders of the Corporation immediately prior to such transaction own less than 68% of the aggregate voting power of the acquiring entity immediately after the transaction, or (iv) a replacement at one time or within a one year period of more than one-half of the members of the Corporation's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (v) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (i) through (iv) above.

     "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) the Holders' obligations to pay the Subscription Amount and (ii) the Corporation's obligations to deliver the Securities have been satisfied or waived.

     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the Corporation's common stock, par value $.01 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed into.

     "Common Stock Equivalents" means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

     "Conversion Amount" means the sum of the Stated Value at issue.

     "Conversion Date" shall have the meaning set forth in Section 6(a).

     "Conversion Price" shall have the meaning set forth in Section 6(b).

     "Conversion Shares" means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

     "Conversion Shares Registration Statement" means a registration statement that registers the resale of all Conversion Shares of the Holder, who shall be named as a "selling shareholder" therein and meets the requirements of the Registration Rights Agreement.

     "Dilutive Issuance" shall have the meaning set forth in Section 7(b).

     "Dilutive  Issuance  Notice"  shall have the  meaning  set forth in Section
7(b).

     "Dividend Payment Date" shall have the meaning set forth in Section 3(a).

     "Dividend Share Amount" shall have the meaning set forth in Section 3(a).

     "Effective Date" means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

     "Equity Conditions" means, during the period in question, (i) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the Holder on or prior to the dates so requested or required, if any, (ii) the Corporation shall have paid all liquidated damages and other amounts owing to the Holder in respect of the Preferred Stock, (iii) there is an effective Conversion Shares Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell all of the shares of Common Stock issuable pursuant to the Transaction Documents (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future), (iv) the Common Stock is trading on a Trading Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (v) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares of Common Stock issuable pursuant to the Transaction Documents, (vi) RESERVED, (vii) the issuance of the shares in question (or, in the case of a redemption, the shares issuable upon conversion in full of the redemption amount) to the Holder would not violate the limitations set forth in
Section 6(c) herein, (viii) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated and (ix) no Holder is in possession of any information furnished by the Corporation that constitutes, or may constitute, material non-public information.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities, (c) shares of Common Stock or securities issued upon exercise of warrants or options issued pursuant to the Consulting Agreement and the Employment Agreement and (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

     "Fundamental Transaction" shall have the meaning set forth in Section 7(e).

     "Holder" shall have the meaning given such term in Section 2.

     "Junior Securities" means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

     "Liquidation" shall have the meaning set forth in Section 5.

     "New York Courts" shall have the meaning set forth in Section 11(d).

     "Notice of Conversion" shall have the meaning set forth in Section 6(a).

     "Original Issue Date" means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

     "Permitted Indebtedness" means (a) the Indebtedness existing on the Original Issue Date and set forth on Schedule 3.1(aa) attached to the Purchase Agreement and (b) bank lines of credit, lease obligations and purchase money indebtedness of up to $20,000,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets.

     "Permitted Lien" means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP; (b) Liens imposed by law which were incurred in the ordinary course of the Corporation's business, such as carriers', warehousemen's and mechanics' Liens, statutory landlords' Liens, and other similar Liens arising in the ordinary course of the Corporation's business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien and (c) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased.

     "Preferred Stock" shall have the meaning set forth in Section 2.

     "Purchase Agreement" means the Securities Purchase Agreement, dated as of the Original Issue Date, to which the Corporation and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, to which the Corporation and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Share Delivery Date" shall have the meaning set forth in Section 6(e).

     "Stated Value" shall have the meaning set forth in Section 2.

     "Subscription Amount" means, as to each Purchaser, the amount in United States Dollars and in immediately available funds to be paid for the Preferred Stock purchased pursuant to the Purchase Agreement as specified below such Purchaser's name on the signature page of the Purchase Agreement and next to the heading "Subscription Amount."

     "Subsidiary" shall have the meaning set forth in the Purchase Agreement.

     "Trading Day" means a day on which the principal Trading Market is open for business.

     "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq National Market or the New York Stock Exchange.

     "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

     "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Corporation.


     Section 2. Designation, Amount and Par Value. The series of preferred stock shall be designated as its Series B 8% Convertible Preferred Stock (the "Preferred Stock") and the number of shares so designated shall be up to 4,350 (which shall not be subject to increase without the written consent of all of the holders of the Preferred Stock (each, a "Holder" and collectively, the "Holders")). Each share of Preferred Stock shall have a par value of $.01 per share and a stated value equal to $1,000, subject to increase set forth in
Section 3(a) below (the "Stated Value").

     Section 3. Dividends.

     a) Dividends in Cash or in Kind. Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 8% per annum (subject to increase pursuant to Section 9(b)), payable annually on March 1 of each year, beginning on March 1, 2007 and on each Conversion Date (except that, if such date is not a Trading Day, the payment date shall be the next succeeding Trading Day) (each such date, a "Dividend Payment Date") in cash or duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section 3(a), or a combination thereof (the amount to be paid in shares of Common Stock, the "Dividend Share Amount"). The Common Stock shall be valued solely for such purpose at 90% of the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date. The form of dividend payments shall be at the discretion of the Corporation, provided that the Corporation may elect to provide such dividend in Common Stock only if the Equity Conditions are met. The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6. On the Closing Date the Corporation shall have notified the Holders whether or not it may legally pay cash dividends as of the Closing Date. The Corporation shall promptly notify the Holders at any time the Corporation shall become able or unable, as the case may be, to legally pay cash dividends. If at any time the Corporation has the right to pay dividends in cash or Common Stock, the Corporation must provide the Holder with at least 20 Trading Days' notice of its election to pay a regularly scheduled dividend in Common Stock (the Corporation may indicate in such notice that the election contained in such notice shall continue for later periods until revised by a subsequent notice). Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Preferred Stock held by each Holder on such Dividend Payment Date. Any dividends, whether paid in cash or shares of Common Stock, that are not paid within three Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law (such fees to accrue daily, from the Dividend Payment Date through and including the date of payment). If at any time the Corporation delivers a notice to the Holders of its election to pay the dividends in shares of Common Stock, the Corporation shall timely file a prospectus supplement pursuant to Rule 424 disclosing such election.

     b) So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 9(a)(viii). So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock.

     Section 4. Voting Rights. Except as otherwise provided herein or as otherwise required by law, the Preferred Stock shall have no voting rights. However, as long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Restated Certificate, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise pari passu with the Preferred Stock, (c) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the authorized number of shares of Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

     Section 5. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to any accrued and unpaid dividends thereon and any other fees or liquidated damages owing thereon, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and shall thereafter receive any distributions together with the Common Stock on an as-converted basis. A Fundamental Transaction or Change of Control Transaction shall not be deemed a Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

     Section 6. Conversion.

     a) Conversions at Option of Holder. Each share of Preferred Stock shall be convertible at the option of the Holder, at any time and from time to time from and after the Original Issue Date into that number of shares of Common Stock (subject to the limitations set forth in Section 6(c)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion"). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers by facsimile such Notice of Conversion to the Corporation (the "Conversion Date"). If no
Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions, as the case may be, of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing such shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case the Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

     b) Conversion Price. The conversion price for the Preferred Stock shall equal $.70, subject to adjustment herein (the "Conversion Price").

     c) Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this
Section 6(c) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with
Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation's most recent Form 10-Q or Form 10-K, as the case may be, (B) a more recent public announcement by the Corporation or (C) a more recent notice by the Corporation or the Corporation's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the Holder. The Beneficial Ownership Limitation provisions of this
Section 6(c) may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Corporation, to change the Beneficial Ownership Limitation to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Preferred Stock held by the Holder and the provisions of this Section 6(c) shall continue to apply. Upon such a change by a Holder of the Beneficial Ownership Limitation from such 4.99% limitation to such 9.99% limitation, the Beneficial Ownership Limitation shall not be further waived by such Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

     d) [RESERVED].

     e) Mechanics of Conversion

          i. Delivery of Certificate Upon Conversion. Not later than three Trading Days after each Conversion Date (the "Share Delivery Date"), the Corporation shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates which, on or after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those which may then be required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Preferred Stock, and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). On or after the Effective Date, the Corporation shall, upon request of the Holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice by written notice to the Corporation, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return any Common Stock certificates representing the shares of Preferred Stock tendered for conversion to the Corporation.

          ii. Obligation Absolute; Partial Liquidated Damages. The Corporation's obligation to issue and deliver the Conversion Shares upon conversion of
     Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the
     Corporation to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against the Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of the Holder shall have been sought and obtained. If the Corporation fails to deliver to the Holder such certificate or certificates pursuant to Section 6(e)(i) on the second Trading Day after the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after such second Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages for the Corporation's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The Exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

          iii. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Corporation fails to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 6(e)(i), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "Buy-In"), then the Corporation shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion or deliver to the Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(e)(i). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay the Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation's failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

          iv. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, shall be registered for public sale in accordance with such Conversion Shares Registration Statement.

          v. Fractional Shares. Upon a conversion hereunder, the Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Corporation elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

          vi. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Preferred Stock shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Preferred Stock so converted and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

     Section 7. Certain Adjustments.

     a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, this Preferred Stock); (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

     b) Subsequent Equity Sales. If the Corporation or any Subsidiary thereof, at any time while this Preferred Stock is outstanding, sells or grants any option to purchase or sells or grants any right to reprice its securities, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the "Base Conversion Price" and such issuances collectively, a "Dilutive Issuance") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then the Conversion Price shall be reduced to equal the Base Conversion Price. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of an Exempt Issuance. The Corporation shall notify the Holder in writing, no later than the Business Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 7(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the "Dilutive Issuance Notice"). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 7(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

     c) Subsequent Rights Offerings. If the Corporation, at any time while this Preferred Stock is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to Holders) entitling them to subscribe for or purchase shares of Common Stock at a price per share that is lower than the VWAP on the record date referenced below, then the Conversion Price shall be multiplied by a fraction of which the denominator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming delivery to the Corporation in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

     d) Pro Rata Distributions. If the Corporation, at any time while this Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of shareholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets, evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holder describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

     e) Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person, (B) the Corporation effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Restated Certificate with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder's right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7(e) and insuring that this Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

     f) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

     g) Notice to the Holders.

          i. Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly mail to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Corporation issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement).

          ii. Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered to the Holder at its last address as it shall appear upon the stock books of the Corporation, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating
     (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Conversion Amount of this Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice.

     Section 8. Reserved.

     Section 9. Reserved.

     Section 10. Negative Covenants. So long as 10% of the shares of Preferred Stock are outstanding, without the consent of the Holders of a majority of the Preferred Stock then outstanding, the Corporation shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

     a) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

     b) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

     c) amend its certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of any Holder;

     d) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, except for the Conversion Shares to the extent permitted or required under the Transaction Documents or as otherwise permitted by the Transaction Documents;

     e) enter into any agreement or understanding with respect to any of the foregoing; or

     f) pay cash dividends or distributions on Junior Securities of the Corporation.

     Section 11. Miscellaneous.

     a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the following address; 205 Chubb Avenue, Lyndhurst, NJ 07071, facsimile 201-842-0660, Attn: Joseph Calabrese or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 prior to 5:30 p.m. (New York City time) on any date, (ii) the date immediately following the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 11 between 5:30 p.m. and 11:59 p.m. (New York City time) on any date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

     b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

     c) Transfer Limitation. The Preferred Stock shall not be transferred, without the approval of the Corporation, to any Person who would own, after giving effect to the conversion of the Preferred Stock, more than 15% of the Underlying Shares.

     d) Lost or Mutilated Preferred Stock Certificate. If a Holder's Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

     e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the State of New York, County of New York (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Restated Certificate and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Restated Certificate or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Restated Certificate, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

     f) Waiver. Any waiver by the Corporation or the Holder of a breach of any provision of this Restated Certificate shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Restated Certificate. The failure of the Corporation or the Holder to insist upon strict adherence to any term of this Restated Certificate on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Restated Certificate. Any waiver by the Corporation or the Holder must be in writing.

     g) Severability. If any provision of this Restated Certificate is invalid, illegal or unenforceable, the balance of this Restated Certificate shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

     h) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

     i) Headings. The headings contained herein are for convenience only, do not constitute a part of this Restated Certificate and shall not be deemed to limit or affect any of the provisions hereof.

     j) Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B 8% Convertible Preferred Stock.

                II. 8.5% CUMULATIVE CONVERTIBLE PREFERRED STOCK.

     Section 1. DIVIDEND RIGHTS. The holders of the 8.5% Cumulative Convertible Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors in its discretion, but only out of funds lawfully available for dividends under the laws of the State of New York, semiannual dividends at the rate (the "Preference Rate") of Eighty-Five and 00/100 ($85.00) Dollars per share, and no more, payable in cash on the last business day of June and December in each year, commencing on the last business day in June 1997. The dividends on the 8.5% Cumulative Convertible Preferred Stock shall be cumulative from and after the date of original issue of the 8.5% Cumulative Convertible Preferred Stock, whether or not earned or declared. If the Corporation elects to accrue dividends otherwise payable with respect to the 8.5% Cumulative Convertible Preferred Stock during the period (the "First Year") commencing the date of issuance and ending on the last business day in December 1997, the Preference Rate for the First Year shall be increased to One Hundred Five and 00/100 ($105.00) Dollars per share and shall be payable, out of funds lawfully available for dividends under the laws of the State of New York, in three (3) equal installments, with interest at the rate of eight and one-half percent (8.5%) per annum commencing January 1, 1998, on the last business day of December 1998, December 1999 and December 2000. No dividend shall at any time be paid or declared or set apart for payment upon, and no other distribution shall at any time be declared or made in respect of, any shares of Common Stock, other than a dividend payable solely in, or a distribution of, Common Stock, unless full cumulative dividends on the 8.5% Cumulative Convertible Preferred Stock for all past dividend periods and for the then current dividend period have been paid or have been declared and a sum sufficient for the payment thereof has been set apart.

     Section 2. VOTING RIGHTS. The holders of the 8.5% Cumulative Convertible Preferred Stock shall not be entitled to vote except as required by law.

     Section 3. REDEMPTION OF 8.5% CUMULATIVE CONVERTIBLE PREFERRED STOCK.

     (a) Redemption Price. The 8.5% Cumulative Convertible Preferred Stock shall be redeemable in whole, or in part, as hereinafter set forth, upon payment in cash of the Redemption Price in respect of the shares so redeemed. The "Redemption Price" per share shall be equal to the sum of (i) One Thousand and 00/100 ($1,000.00) Dollars and (ii) all dividends accrued on such share to the date of redemption and theretofore unpaid. Not less than ten (10) days prior written notice shall be given to the holder or holders of record of the 8.5% Cumulative Convertible Preferred Stock to be redeemed, at the address as shown in the records of the Corporation. Said notice shall specify the redemption price and the place at which, and the date, which date shall not be a legal holiday, on which the shares called for redemption will be redeemed. Subject to the provisions hereof, the Board of Directors shall have authority from time to time to prescribe the manner in which the 8.5% Cumulative Convertible Preferred Stock shall be redeemed. If notice of redemption is given as provided above, and if on the redemption date the Corporation has set apart, in trust for the purpose, sufficient funds for such redemption, then from and after the redemption date, notwithstanding that any certificate for such shares has not been surrendered for cancellation, the 8.5% Cumulative Convertible Preferred Stock called for redemption shall be deemed to be no longer outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive the redemption price therefor (without interest) upon surrender of certificates for the shares called for redemption.

     (b) Voluntary Redemption of 8.5% Cumulative Convertible Preferred Stock. To the extent permitted by law, the Corporation may at its option by resolution of its Board of Directors redeem the 8.5% Cumulative Convertible Preferred Stock in whole, or in part, at the Redemption Price. If less than all of the outstanding 8.5% Cumulative Convertible Preferred Stock is to be redeemed, the redemption shall be in such amount and by such method (which need not be by lot or pro rata), and subject to such other provisions, as may from time to time be determined by the Board of Directors.

     Section 4. RIGHTS ON LIQUIDATION. In the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, resulting in any distribution of its assets to its shareholders, the holders of the 8.5% Cumulative Convertible Preferred Stock outstanding shall be entitled to receive in respect of each such share an amount which shall be equal to the Redemption Price, and no more, before any payment or distribution of the assets of the Corporation is made to or set apart for the holders of Common Stock. After payment in full of the preferential amounts required to be paid to the holders of the 8.5% Cumulative Convertible Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of the 8.5% Cumulative Convertible Preferred Stock, to share in all remaining assets of the Corporation in accordance with their respective interests. For the purpose of this Paragraph IV, a consolidation or merger of the Corporation with any other corporation or corporations, whether or not the Corporation continues in existence following such consolidation or merger, shall not be deemed a liquidation, dissolution or winding-up of the Corporation.

     Section 5. CONVERSION OF 8.5% CUMULATIVE CONVERTIBLE PREFERRED STOCK. The holders of 8.5% Cumulative Convertible Preferred Stock shall have conversion rights as follows:

     (a) Right to Convert. The 8.5% Cumulative Convertible Preferred Stock shall be convertible, at the option of the registered holders thereof, in whole or in part. In the event of a conversion, each share of the 8.5% Cumulative Convertible Preferred Stock shall be converted into the number of fully paid and non-assessable shares of Common Stock of the Corporation, which is determined by dividing $1,000 by a conversion price (the "Conversion Price")as set forth herein. Before January 1, 2001, 50% of the shares of the 8.5% Cumulative Convertible Preferred Stock held by each registered holder shall be convertible at the Conversion Price of $6.00 per share and 50% of such shares held by each registered holder shall be convertible at the Conversion Price of $7.50 per share. Commencing January 1, 2001, each share of the 8.5% Cumulative Convertible Preferred Stock shall be convertible into shares of Common Stock of the Corporation at the Conversion Price equal to the average of the closing bid price of one share of Common Stock over the 45 trading days preceding January 1, 2001, if traded on the NASDAQ Capital Market or the OTC Electronic Bulletin Board, or the average of the last sales price of the Common Stock over the 45 trading days preceding January 1, 2001, if traded on the NASDAQ National Market System or a national stock exchange.

     (b) Mechanics of Conversion. Before any holder of 8.5% Cumulative Convertible Preferred Stock shall be entitled to convert the same into Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at such office as is hereinabove provided, and shall give written notice to the Corporation at said office that he elects to convert the same and shall state the name or names in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver to such holder of 8.5% Cumulative Convertible Preferred Stock, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. 8.5% Cumulative Convertible Preferred Stock shall be deemed to have been converted as of the date on which such shares shall have been surrendered to and such notice received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder or holders of record for all purposes of the shares represented thereby.

     (c) Redemption by the Corporation Prior to Conversion. If at any time prior to the exercise of the conversion rights afforded the holder of the 8.5%
Cumulative Convertible Preferred Stock, the 8.5% Cumulative Convertible Preferred Stock are redeemed by the Corporation, in whole or in part, then the conversion right as provided herein, shall be deemed canceled with respect to such redeemed stock, as of the date of such redemption.

     (d) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available, free from redemption rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the 8.5% Cumulative Convertible Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of the 8.5% Cumulative Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of New York, increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the 8.5% Cumulative Convertible Preferred Stock at the time outstanding.

     (e) Issue Taxes. The Corporation will pay any and all issue and other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the 8.5% Cumulative Convertible Preferred Stock pursuant hereto, other than those on or measured by income. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the 8.5% Cumulative Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

     (f) Adjustments for Reclassification and Reorganization. In case of any capital reorganization or any reclassification of the Common Stock, or in case of the consolidation or merger of the Corporation with or into another corporation, or the conveyance of all or substantially all of the assets of the Corporation to another corporation, each Preferred Share shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion of such 8.5% Cumulative Convertible Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance, and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the 8.5% Cumulative Convertible Preferred Stock, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the conversion price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the 8.5% Cumulative Convertible Preferred Stock.

     (g) Fractional Shares. No cash will be paid nor distributions of any kind made in lieu of the conversion right. On any exercise of a conversion right, no fractional shares of the Corporation's Common Stock will be issued, and no cash will be paid nor distributions of any kind made in lieu of whole or fractional shares not issued pursuant to the terms and conditions hereof.

                               III. COMMON STOCK.

     Section 1. Dividend Rights. Subject to the foregoing provisions with respect to the 8.5% Cumulative Convertible Preferred Stock and with respect to the Series B 8% Convertible Preferred Stock and not otherwise, such dividends, payable in cash, stock or otherwise, as may be determined by the Board of Directors, may be declared and paid on the Common Stock from time to time out of any funds lawfully available therefor, and the 8.5% Cumulative Convertible Preferred Stock shall not be entitled to participate in such dividend.

     Section 2. Voting Rights The holders of the Common Stock shall be entitled to one vote per share.

     Section 3. Rights on Liquidation. In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary and after payment in full of the amount payable in respect of the 8.5%
Cumulative Convertible Preferred Stock, as provided above, the holders of the shares of Series B 8% Convertible Preferred Stock and the Common Stock shall be entitled, to the exclusion of the holders of the 8.5% Cumulative Convertible Preferred Stock, to share in all the remaining assets of the Corporation. For the purpose of this Paragraph III, a consolidation or merger of the Corporation with any corporation or corporations, whether or not the Corporation continues in existence following such consolidation or merger, shall not be deemed a liquidation, dissolution or winding-up of the Corporation.

     FOURTH: The office of the Corporation shall be located in the County of New York, New York or such other location as the Board of Directors may determine. The post office address within the State of New York to which the Secretary of State shall mail a copy of any process against the Corporation shall be c/o Ruskin Moscou Faltischek, P.C., 1425 Reckson Plaza, East Tower, 15th Floor, Uniondale, New York, Attention: Jeffrey A. Wurst, Esq.

     FIFTH: The duration of the Corporation shall be perpetual.

     SIXTH: That the directors and officers of this Corporation need not be Shareholders.

     SEVENTH: The Secretary of State is hereby designated as the agent of the Corporation upon whom process in any action or proceeding against it may be served.

     EIGHTH: Unless otherwise determined by the Board of Directors, no holder of stock of the Corporation of any class shall, as such holder, have any right to purchase, or subscribe for: (a) any stock of any class now or hereafter authorized, or any warrants, options or other instruments that shall confer upon the holders thereof the right to subscribe for or purchase or receive from the Corporation any stock of any class which the Corporation may issue or sell, whether or not the same shall be exchangeable for any stock of the Corporation of any class; or (b) any obligation which the Corporation may issue or sell that shall be convertible into or exchangeable for any shares of the capital stock of the Corporation of any class or to which shall be attached or appurtenant any obligations, warrants, options or other instruments the right to subscribe for or purchase or received for the Corporation any share of its capital stock of any call or classes now or hereafter authorized.

     NINTH: The following provisions are inserted for the regulation and conduct of the affairs of the Corporation; and it is expressly provided that they are intended to be in furtherance and not in limitation or exclusion of the powers conferred by statute.

     a. Meetings of the shareholders and directors of the Corporation for all purposes may be held at its office or elsewhere in the State of New York, and meetings of the directors may be held outside of the State of New York at such place or places as may from time to time be designate in the by-laws or by resolution of the Board of Directors.

     b. All corporate powers except those which by law expressly require the consent of the shareholders shall be exercised by the Board of Directors.

     c. The Board of Directors shall have power from time to time to fix and determine and vary the amount of the working capital of the Corporation and to direct and determine the use and disposition of any surplus or net profits over and above its capital, and in its discretion, the Board of Directors may use and apply any such surplus or accumulated profits in purchasing or acquiring bonds or other obligations of the Corporation or, subject to the rights of the Series B 8% Convertible Preferred Stock, shares of its own capital stock, to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, but any shares of such capital stock so purchased or acquired may be resold unless such shares shall have been retired in the manner provided by law for the purpose of decreasing the Corporation's capital.

     d. No contract or other transaction between this Corporation and any other corporation shall be affected or invalidated by the fact that any director of this Corporation is interested in or is an officer or director, of such other corporation and any director, individually or jointly, may be a party to, or may be interested in, any contract or transaction of this Corporation, or in which this Corporation is interested, and no contract or other transaction of this Corporation with any person, firm or corporation shall be affected or invalidated by the fact that any director of this Corporation is a party to, or is interested in such contract, or transaction or in any way connected with such person, firm or corporation, and every person who may become a director of this Corporation is hereby relieved of any liability that may otherwise exist from contracting with the corporation for the benefit of himself or any firm, association or corporation in which he may be in any way interested.

     e. Any person made a party to any action, suit or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer or employee of the Corporation or of any Corporation which he served as such at the request of the Corporation, shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with any appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, director or employee is liable for negligence or misconduct in the performance of his duties. Such right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled apart from this provision.

     f. The Board of Directors is authorized and empowered to eliminate shares of Common Stock which have been reacquired by the Corporation from the authorized capital stock or number of shares of the Corporation or to restore such shares to the status of authorized but unissued shares which may be reissued and to cause to be executed and filed with the Secretary of State of New York, a certificate pursuant to Section 20 of the Stock Corporation Law.

     g. The Board of Directors is authorized to adopt and implement such anti-takeover provisions as the Board of Directors deems in the exercise of its fiduciary duties, under the circumstances existing at the time, in the best interests of Company's shareholders, which provision shall not be amended by the shareholders absent the vote of the holders of at least sixty-six and two-thirds (66 2/3%) percent of the issued and outstanding common stock. If an anti-takeover provision is adopted by the Board of Directors without prior shareholder approval, such provision shall provide that it will expire unless ratified by the shareholders within one year of adoption.

     h. The amendments of the Certificate of Incorporation and the restatement thereof were authorized and approved by the Board of Directors of the Corporation.

     TENTH. No director shall be personally liable to the Corporation or any of its shareholders for monetary damages for breach of duty as a director, except for liability if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that his action violated Section 719 of the New York Business Corporation Law. Any repeal or modification of this Article TENTH by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     Subscribed and affirmed by me as true under the penalties of perjury on this ___ day of _____________, 2006.


                                      ------------------------------
                                      Franklin C. Karp, President



                                      ------------------------------
                                      Joseph J. Calabrese, Secretary

                                     ANNEX A

                              NOTICE OF CONVERSION

      (TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES
                              OF PREFERRED STOCK)


The undersigned hereby elects to convert the number of shares of Series B 8% Convertible Preferred Stock indicated below into shares of common stock, par value $.01 per share (the "Common Stock"), of Harvey Electronics, Inc., a New York corporation (the "Corporation"), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holder for any conversion, except for any such transfer taxes.

Conversion calculations:

       Date to Effect Conversion:---------------------------------------------

       Number of shares of Preferred Stock owned prior to Conversion: --------

       Number of shares of Preferred Stock to be Converted: ------------------

       Stated Value of shares of Preferred Stock to be Converted:-------------

       Number of shares of Common Stock to be Issued:-------------------------

       Applicable Conversion Price:-------------------------------------------

       Number of shares of Preferred Stock subsequent to Conversion: ---------


                                    [HOLDER]


                                    By:-------------------------------------
                                       Name:
                                       Title:

APPENDIX J
----------


April 17, 2006

Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ  07071
Attn: Michael Recca

Michael:

This letter will confirm our mutual agreement with respect to our engagement as exclusive placement agent (the "Distributor") to act on behalf of Harvey Electronics, Inc. (the "Company") in obtaining financing for the Company to be achieved on a best efforts basis in one or more tranches with the offer and sale of up to Four Million Dollars ($4,000,000) worth of 8% Convertible Preferred Securities (the "Securities"). Sales of the Securities will be in a private placement exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder by the Securities and Exchange Commission.

The engagement hereunder shall be for a term of six months commencing upon the execution of this letter by the Company, unless extended by our mutual agreement. Upon non-renewal or termination of this Agreement, the Distributor shall provide Company with a written list of parties with whom it has had discussions in connection with any proposed transaction and/or financing. Notwithstanding any such non-renewal or termination, the Distributor shall be entitled to the compensation provided below with respect to any transaction or financing which shall be consummated with any party named on such list within eighteen (18) months following such non-renewal or termination.

You represent that no other offering is presently in progress by the Company which has not been disclosed to us.

In consideration for placing the Securities, the Distributor or its designees shall be entitled to a Distributor's Fee of 10% of the Gross Proceeds received by the Company. On the first Three Million Five Hundred Thousand Dollars ($3,500,000), this Distributor's Fee shall be "paid in kind" in exactly the form of securities purchased by investors in the transaction, currently contemplated as an 8% Convertible Preferred Security, but without any warrants that accompany the Preferred Securities purchased by investors in the financing. For all Securities placed by the Distributor in excess of Three Million Five Hundred Thousand Dollars ($3,500,001 and above), the Company agrees to pay the Distributor a cash fee of 10%, which fee shall be paid directly to a charitable organization of the Distributor's choosing, currently contemplated to be The Center for Outreach and Services to the Autistic Community. In addition to the Distributor's Fee payable hereunder, the Distributor shall be entitled to the Warrants, as defined in Section 9 hereof. Notwithstanding anything to the contrary set forth herein, it is understood and agreed that


1) Each Purchaser will be an "accredited investor" as said term is defined in Rule 501 under Regulation D promulgated under the Securities Act.

2) The Company shall have the right in its sole discretion to reject any subscription and to disapprove any person or entity which is proposed by the Distributor to be a purchaser of any Securities.

3) Each Purchaser will, within two (2) business days after acceptance by the Company of a Conditional Subscription Agreement or Securities Purchase Agreement (each, a "Securities Purchase Agreement") in a form acceptable to the Company and the Distributor, pay the purchase price for the Securities in escrow to the Escrow Agent. The Escrow Agent is authorized to release the funds of each Purchaser after all of the following conditions have been met:

a) the Company approves such Purchaser and Securities Purchase Agreement, which have been submitted and signed by the Purchaser,

b) the Company has caused to be delivered to the Escrow Agent or his designee, certificates representing the securities comprising the Securities purchased by such Purchaser and an opinion of counsel or bringdown letter with respect to a previously delivered opinion in a form acceptable to the Distributor, and

c) the Escrow Agent has received good funds representing the Purchase Price for the Securities, and disbursed same to the Company.

4) The Company will cause certificates for the Securities purchased pursuant to such Securities Purchase Agreement to be delivered to escrow agent (the "Escrow Agent") pursuant to the terms of an Escrow Agreement.

5) The Distributor represents, warrants and agrees that each Purchaser of the Securities will be qualified to purchase the Securities under the laws of the jurisdiction in which such person resides and that the offer and sale of the Securities will not violate the securities or other laws of such jurisdiction. The Company agrees that with respect to any offerees resident in the United States the Company will file, at the request of Distributor, any necessary applications with any applicable securities regulatory authority, provided, that all U.S. offerees will be accredited investors, and provided, further, that no such filing shall require the Company to be generally qualified to do business in any such jurisdiction.

6) The Distributor is a member of NASD and a licensed broker-dealer.

7)  Distributor  is an  independent  contractor,  and is not  the  agent  of the
Company.   It  is  not   authorized  to  bind  the  Company,   or  to  make  any
representations or warranties on behalf of the Company.

8) As more fully described in Exhibit A hereto, which is incorporated herein by reference, each party hereto will indemnify and hold the other (including its partners, agents, employees, and controlling persons within the meaning of
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended ( the "Exchange Act")) harmless from and against certain claims, liabilities, losses, damages and expenses incurred, including fees and disbursements of counsel, related to or arising out of this engagement. Exhibit A will be executed and delivered simultaneously with this agreement.

9) The Company agrees to issue to Distributor or its designees at each Closing, transferable divisible warrants (the "Warrants") to purchase Five Hundred Thousand (500,000) shares of the Company's common stock. Such Warrants shall bear an exercise price per share of common stock equal to $1.40 and shall be exercisable immediately upon issuance, and for a period of seven (7) years thereafter, with piggy-back registration rights for the underlying shares in the Registration Statement.

10) The Company represents, warrants, and agrees that, in addition to the warranties to be made by the Company to the Purchasers:

     a) the Company hereby warrants that no other offerings are currently in progress or contemplated;

     b) the Company will use its best efforts to cause the common stock to be issued as part of the Securities to be registered pursuant to the Securities Act of 1933, and the Company will, following the effectiveness of such registration statement, file all material required to be filed pursuant to the Exchange Act on a timely basis;

     c) the Securities will be offered and sold in compliance with all U.S. securities laws and regulations; it being understood that this representation, warranty and agreement is made relying exclusively on the representations, warranties and agreements made by the Distributor and/or Purchasers herein or in the applicable subscription documents. The Company will, at its expense, make all filings required under the Securities Act, the Exchange Act, applicable state securities laws and the rules of any applicable domestic securities exchange or trading market, if any;

     d) all information furnished by the Company to Purchasers will not contain any untrue statement of material fact or omit to state a material fact required to be stated or necessary to make the statements therein not misleading; provided however, that this representation and warranty does not extend to written material furnished to the Company by Distributor relating to Distributor or the distribution process;

     e) the Company has all requisite corporate power and authority to execute and perform this agreement. All corporate action necessary for the authorization, execution, delivery and performance of this agreement and the transactions contemplated hereby have been taken. This agreement constitutes a valid and binding obligation of the Company;

     f) the execution and performance of this agreement by the Company and the offer and sale of the Securities will not violate any provision of the Certificate of Incorporation or By-laws of the Company or any material agreement or other instrument to which the Company is party or by which it is bound, and which violation(s) would have a material adverse effect on the business or financial condition of the Company. Any material necessary approvals, U.S. governmental and private, will be obtained by the Company prior to the issuance of the Securities; and

     g) the Company makes no other representation or warranty with respect to the Company, its finances, assets, business or prospects or otherwise, except as expressly set forth herein or in the Securities Purchase Agreements or as set forth in the Confidential Private Placement
          Memorandum related to the offering. Distributor will advise each Purchaser and potential Purchaser of the foregoing, and that such Purchaser is relying on its own investigation with respect to all such matters, and that it will be given reasonable access to any and all material publicly available documents and Company personnel it may require for such investigation.


11) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address as such party shall have provided by notice to the other party. Each party hereto shall cooperate and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.


Dated: April 17, 2006

                             VFINANCE INVESTMENTS, INC.


                             By:      s/s/ Jonathan C. Rich
                                      --------------------------
                                      Jonathan C. Rich
                                      Executive Vice President/
                                      Director of Investment Banking


Agreed and Accepted:
HARVEY ELECTRONICS, INC.


By:     /s/ Michael E. Recca
        ---------------------
        Michael E. Recca
        Chairman

                    Exhibit A [to Placement Agency Agreement]

Indemnification Provisions to Distribution Agreement (the "Agreement") dated April 17, 2006 between vFinance Investments, Inc. ("VFIN") and Harvey Electronics, Inc. (the "Company"). Company agrees to (a) reimburse VFIN, its affiliates and their respective directors, officers, employees, agents and controlling persons (each, an "Indemnified Party") promptly, upon demand, for actual and reasonable out-of-pocket expenses (including reasonable fees and expenses for legal counsel) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim, or any litigation, proceeding or other action in connection with or arising out of or relating to the engagement of VFIN under the Agreement, or any actions taken or omitted, services performed or matters contemplated by or in connection with the Agreement, (collectively, a "Claim"); and (b) to indemnify and hold harmless each Indemnified Party from and against any and all out-of-pocket losses, claims, damages and liabilities, joint or several, to which any Indemnified Party may become subject, including any amount paid in settlement of any litigation or other action (commenced or threatened) to which Company shall have consented in writing (such consent not to be unreasonably withheld), whether or not any Indemnified Party is a party and whether or not liability resulted; provided, however, that Company shall not be liable in respect of any loss, claim, damage or liability to the extent that a court or other agency having competent jurisdiction shall have determined by final judgment (not subject to further appeal) that such loss, claim, damage or liability shall have been incurred solely as a direct result of the willful misconduct or gross negligence of such Indemnified Party.

Company shall have the right to represent any Indemnified Party in any action as to which indemnification is sought hereunder, provided, however, that in the event that counsel to an Indemnified Party advises such party that there is a conflict or potential conflict of interests as between Company and an Indemnified Party in the reasonable judgment of such counsel, then such Indemnified Party shall have the right to retain separate legal counsel of its own choice to conduct the defense and all related matters in connection with any Claim. Company shall pay the reasonable fees and expenses of such legal counsel, and such counsel shall to the fullest extent, consistent with its professional responsibilities, cooperate with Company and any legal counsel designated by Company, provided, however, that the Company shall not be obligated to pay the fees of more than one legal counsel for all Indemnified Parties with respect to any single Claim or group of related Claims.

Company will not, without the prior written consent of each Indemnified Party settle, compromise or consent to the entry of any judgment in any pending or threatened Claim in respect of which indemnification may be reasonably sought hereunder (whether or not any Indemnified Party is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional, irrevocable release of each Indemnified Party against whom such Claim may be brought from any and all liability arising out of such Claim.

In the event the indemnity provided for hereunder is unavailable or insufficient to hold any Indemnified Party harmless, then Company shall contribute to amounts paid or payable by an Indemnified Party in respect of such Indemnified Party's losses, claims, damages and liabilities as to which the indemnity provided for hereunder is unavailable or insufficient (i) in such portion as appropriately reflects the relative benefits received by Company, on the one hand, and the Indemnified Party, on the other hand, in connection with the matters as to which losses, claims, damages or liabilities relate, or (ii) if the allocation provided by

(i) above is not permitted by applicable law, in such proportion as appropriately reflects not only the relative benefits referred to in clause (i) but also the relative fault of Company, on the one hand, and the Indemnified Party, on the other hand, as well as any other equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any reasonable legal or other out-of-pocket fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, VFIN's share of the liability hereunder shall not be in excess of the amount of fees actually received by VFIN under the Agreement (excluding any amounts received as reimbursement of expenses by VFIN).

These Indemnification Provisions shall remain in full force and effect and survive the expiration of the term of the Agreement, and shall be in addition to any liability that Company might otherwise have to any Indemnified Party under the Agreement or otherwise.

Each party hereto consents to personal jurisdiction and service of process and venue in any court in the State of New York in which any claim for indemnity is brought by any Indemnified Person, except as provided in Section 11 of the Agreement.


VFINANCE INVESTMENTS, INC.


By:  /s/Jonathan C. Rich
     -----------------------------
     Jonathan C. Rich
     Executive Vice President/Director
     of Investment Banking


HARVEY ELECTRONICS, INC.



By: Michael E. Recca
    -----------------------
    Michael Recca
    Chairman

APPENDIX K
----------


                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                            HARVEY ELECTRONICS, INC.

                                      * * *


                                    ARTICLE I

                            MEETINGS OF SHAREHOLDERS

     Section 1. Annual Meetings. The annual meeting of the shareholders of HARVEY ELECTRONICS, INC., a New York corporation ("Corporation"), for the election of directors and for the transaction of such other business as may be properly brought before the meeting, shall be held at 10:30 a.m., on the fourth Tuesday in March of each year, or at such other hour and on such other day within five calendar months after the end of each fiscal year as the Board of Directors ("Board") of the Corporation may order.

     Section 2. Special Meetings of Shareholders.

     (A) Unless otherwise provided in the charter documents of the Corporation, special meetings of the shareholders for any purpose or purposes may be called at any time by the Chairman of the Board, by the President or by a majority of the Board of Directors, or by a majority of any committee of the Board of Directors that has been duly designated by the Board of Directors and whose power and authority as provided in a resolution of the Board of Directors or in these Bylaws include the power to call such meetings, and shall be called by the Chairman of the Board, by the President or by the Secretary upon written request signed by shareholders of record of at least 25% of the issued and outstanding shares of stock entitled to vote at such meeting. Upon receipt by the Secretary of a written request by any shareholder or shareholders entitled to have a special meeting called pursuant to this Bylaw stating the purpose or purposes of such special meeting, the Board of Directors shall determine a date, time and place (within or without the state of incorporation of the Corporation) or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), for such special meeting, which date shall not be less than sixty days nor more than one-hundred twenty days after receipt and determination of the validity of such request, and a record date for determination of shareholders entitled to vote at such special meeting. Following such receipt and determination, it shall be the duty of the Secretary to cause notice of such special meeting to be given to the shareholders entitled to vote at such special meeting in the manner set forth in this Article I.

     (B) Only such persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to be elected or to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth herein. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth herein (including whether the shareholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such shareholder's nominee or proposal in compliance with such shareholder's representation's to the Corporation) and (b) if any proposed nomination or business was not made or proposed in compliance with these Bylaws, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of these Bylaws, if the shareholder (or a qualified representative of the shareholder) does not appear at the annual or special meeting of shareholders of the Corporation to present a nomination or business, such nomination may be disregarded and such proposed business need not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

     (C) Notwithstanding the foregoing provisions of these Bylaws, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this
Article I. Nothing in this Article I shall be deemed to affect any rights (a) of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors pursuant to any express applicable provisions of the certificate of incorporation.

     Section 3. Place of Meetings. All meetings of the shareholders shall be held at such place, within or without the State of New York, as shall be authorized by the Board.

     Section 4. Notice of Meetings. Notice of every meeting of the shareholders, stating the purpose or purposes for which the meeting is called, and the place, date and hour where it is to be held, shall be in writing and signed by the President or the Secretary and a copy thereof shall be delivered by mail, postage prepaid, to each shareholder entitled to vote at such meeting, and each shareholder who, by reason of any action proposed at such meeting, would be entitled to enforce a right to receive payment for his shares if such action were taken, not less than ten nor more than fifty days before the date fixed for such meeting. Such notice shall be deemed to have been delivered when deposited in the United States mail with postage prepaid, addressed to each shareholder at his address as it appears on the books of the Corporation, unless he shall have previously filed with the Secretary a written request that notices to him be mailed to some other address, in which case it shall be deemed to have been given when mailed to the address designated in such request.

     Section 5. Quorum and Adjournment. At any meeting of the shareholders, the holders of record of a majority of the total number of outstanding shares of the Corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum for the purpose of transacting business. At any meeting of shareholders, if less than a quorum be present, the Chairman of the meeting or the holders of record of a majority of the shares present and entitled to vote may adjourn the meeting from time to time until a quorum shall be present, and no notice of such adjourned meeting shall be required other than announcement at the meeting of the time and place of such adjourned meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

     Section 6. Vote Required. When a quorum is represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of law, the Certificate of Incorporation or other certificate filed pursuant to law, a different vote is required, in which case such express provision shall govern and control the decision of such question.

     Section 7. Voting of Shares; Proxies. Except as otherwise provided by law, the Certificate of Incorporation or other certificate filed pursuant to law, each shareholder of record having the right to vote shall be entitled at every meeting of the shareholders of the Corporation to one vote for each share of stock having voting power standing in the name of such shareholder on the books of the Corporation, and such votes may be cast either in person or by written proxy. Every proxy must be executed in writing by the shareholder or by his duly authorized attorney. Such proxy shall be filed with the Secretary before or at the time of the meeting.

     Section 8. Inspectors of Election. The Board may, in advance of any meeting of shareholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may, and on the request of any shareholder entitled to vote thereat shall, appoint inspectors. Each inspector shall be entitled to a reasonable compensation for his services, to be paid by the Corporation. The inspectors, before entering upon the discharge of their duties, shall be sworn faithfully to execute the duties of Inspector at such meeting with strict impartiality, and according to the best of their ability, and the oath so taken shall be subscribed by them.

                                   ARTICLE II

                               BOARD OF DIRECTORS

     Section 1. General Powers. The business and affairs of the Corporation shall be managed by the Board, which may exercise all the powers of the Corporation and do all such lawful acts and things as are not by statute, by the Certificate of Incorporation, or by these By-Laws required to be exercised or done by the shareholders.

     Section 2. Number, Qualification and Term of Office. The Board shall consist of such number of directors, not less than three nor more than nine, as shall be fixed from time to time by resolution adopted by a majority of the Board. The Board shall be divided into three classes with no less than one (1) and no more than three (3) directors in each class. The term of office of the first class shall expire initially at the next annual meeting; that of the second class at the second succeeding annual meeting; and that of the third class at the third succeeding meeting. Thereafter each class of directors shall hold office for a three year term and each director in the class shall hold office until the next annual meeting of members at which his class is to be elected and until his successor shall have been elected and qualified.

     Section 3. Resignation. Any director may resign at any time by giving written notice of his resignation to the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, it immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 4. Removal. Any director, or the entire board of directors, may be removed from office at any time only for cause or by the affirmative vote of the holders of at least 66 2/3% of the voting power of all shares of the corporation entitled to vote generally in the election of directors, voting together as a single class.

     Section 5. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors shall be filled by two thirds (2/3) of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election at which directors are to be elected and until their successors are duly elected and shall qualify, unless sooner displaced.

     Section 6. Place of Meetings. The Board may hold their meetings at such place within or without the State of New York as may be determined by resolution of the Board.

     Section 7. Organizational Meeting. The Board shall meet for the purpose of organization, election of officers and transaction of other business as soon as practicable after each annual meeting of shareholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. Such meeting may also be held at any other time or place, which shall be specified in a notice thereof given as hereinafter provided.

     Section 8. Regular Meetings. Regular meetings of the Board may be held without notice at such date, time and place as shall from time to time be determined by resolution of the Board.

     Section 9 Special Meetings. Special meetings of the Board may be called at any time for any purpose by the President and shall be called by the Secretary when and as he shall be so requested in writing by any three directors.

     Section 10. Notice. Notice of every special meeting of the Board, stating the date, time and place of such meeting, shall be delivered to each director at his business address personally in any manner (including telephone) or by mail or telegram not later than the second day preceding the day of such meeting. If mailed, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board, need be specified in the notice or waiver of notice of such meeting.

     Section 11. Quorum. At all meetings of the Board a majority of the entire Board shall constitute a quorum and be sufficient for the transaction of business, and any act of a majority of the directors present at a meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or other certificate filed pursuant to law, or by these By-Laws. If a quorum shall not be present at any meeting of the Board, a majority of the directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting of the time and place of such adjourned meeting.

     Section 12. Waiver of Notice. Except as otherwise required by law, any director may at any time waive any or all notice to him of any meeting of the Board, the Executive Committee or any other committee by delivering to the Corporation a writing to that effect signed by him either before or after such meeting. The presence of any director at any meeting of the Board, the Executive Committee or any other committee shall constitute waiver by him of notice of such meeting.

     Section 13. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

     Section 14. Duties of Directors. In taking action, including, without limitation, action which may involve or relate to a change or potential change in the control of the Corporation, a director shall be entitled to consider, without limitation, (1) both the long-term and the short-term interests of the Corporation and its shareholders and (2) the effects that the Corporation's actions may have in the short-term or in the long-term upon any of the following: (i) the prospects for potential growth, development, productivity and profitability of the Corporation; (ii) the Corporation's current employees;
(iii) the Corporation's retired employees and other beneficiaries receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the Corporation; (iv) the Corporation's customers and creditors; and (v) the ability of the Corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise to contribute to the communities in which it does business. Nothing in this Section shall create any duties owed by any director to any person or entity to consider or afford any particular weight to any of the foregoing or abrogate any duty of the directors, either statutory or recognized by common law or court decisions. For purposes of this paragraph, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Corporation, whether through the ownership of voting stock, by contract, or otherwise.

                                   ARTICLE III

                         EXECUTIVE AND OTHER COMMITTEES

     Section 1. How Constituted and the Powers Thereof. The Board by the vote of a majority of the entire Board may designate four or more directors to constitute an Executive Committee, who shall serve at the pleasure of the Board. Except as otherwise provided by law, by these By-Laws, or by resolution adopted by a majority of the entire Board, the Executive Committee shall possess and may exercise during the intervals between the meetings of the directors, all of the powers of the Board in the management of the business, affairs and property of the Corporation, including, without limitation, the power to cause the seal of the Corporation to be affixed to all papers that may require it, and references in the By-Laws to action authorized to be taken by the Board shall, unless prohibited by law or the Certificate of Incorporation, be deemed to include action authorized to be taken by the Executive Committee; provided, however, that the Executive Committee shall not have the power or authority to amend the Certificate of Incorporation, adopt an agreement of merger or consolidation, recommend to the shareholders the dissolution of the Corporation or the revocation of a dissolution, or amend these By-Laws.

     Section 2. Organization. The Executive Committee may choose its own chairman and may adopt rules for its procedure. The Committee shall keep a written record of its acts and proceedings and report the same from time to time to the Board.

     Section 3. Meetings. Meetings of the Executive Committee may be called by its chairman, and shall be called by him at the request of any member of the Committee; if there shall be no chairman, meetings may be called by any member of the Committee. Notice of each meeting of the Committee shall be delivered to each member of the Committee either personally or by telephone, telegraph, cable or wireless, at least twenty-four hours before the time at which such meeting is to be held or by first-class mail, postage prepaid, addressed to him at his residence, or usual place of business, deposited in the mails at least three days before the day on which such meeting is to be held. Notice of any such meeting need not be given to any director who shall, either before or-after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. A notice or waiver of notice of any regular or special meeting need not state the purposes of such meeting.

     Section 4. Quorum and Manner of Acting. At all meetings of the Executive Committee, the presence of members consisting of a majority of the total authorized membership of the Executive Committee shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of the majority of the total authorized membership of the Executive Committee present at any meeting shall be the act of the Executive Committee.

     Section 5. Removal. Any member of the Executive Committee may be removed, with or without cause, at any time, by the Board.

     Section 6. Vacancies. Any vacancy in the Executive Committee shall be filled by the Board.

     Section 7. Other Committees. The Board may by resolution provide for such other standing or special committees as it deems desirable, and discontinue the same at pleasure. Each committee shall have such powers and perform such duties, not inconsistent with law, as may be assigned to it by the Board.

                                   ARTICLE IV

                                    OFFICERS

     Section 1. Number. The officers of the Corporation shall include the Chairman of the Board, the President, one or more Vice Presidents (including an Executive Vice President and one or more Senior Vice Presidents, if the Board so determines), a Treasurer and a Secretary. The Board, the Chairman of the Board or the President may from time to time appoint one or more Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. The same person may hold any two or more offices except those of President and Secretary.

     Section 2. Salaries. The Board may from time to time fix the salary of the President as well as the salaries of other officers of the Corporation. The Board may delegate to the President the power to fix the salary of officers appointed by him. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that he is also a director, but any such officer who shall also be a director shall not have any vote in the determination of the salary paid to him.

     Section 3. Election, Term of Office and Qualifications. All officers of the Corporation shall be elected or appointed annually (unless otherwise specified at the time of election) by the Board and each officer shall hold office until the meeting of the Board following the next annual meeting of shareholders and until his successor shall have been duly chosen and shall have qualified, or until he shall resign or shall have been removed in the manner hereinafter provided. The Board may from time to time appoint such other officers, agents and employees of the Corporation as may be deemed proper, and may authorize any officer to appoint and remove agents and employees. The Board may from time to time prescribe the powers and duties of such officers, agents and employees of the Corporation in the management of its property, affairs and business.

     Section 4. Resignation. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board, the President, or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 5. Vacancies. If any vacancy shall occur in any office of the Corporation, such vacancy shall be filled by the Board, or by the President if these By-Laws authorize him to appoint such office.

     Section 6. Removal. Any officer of the Corporation may be removed, either with or without cause, by the Board or the President if these By-Laws authorize him to appoint such office.

     Section 7. The Chairman of the Board. The Chairman of the Board may be the chief executive officer of the Corporation and shall have the general and active management of the business and affairs of the Corporation and general and active supervision and direction over the other officers, agents and employees and shall see that their duties are properly performed. He shall, if present, preside at each meeting of the shareholders and of the Board and shall be an ex officio member of all committees of the Board. He shall perform all duties incident to the office of Chairman and chief executive officer and such other duties as may from time to time be assigned by the Board.

     Section 8. The President. The President shall be the chief administrative officer of the Corporation and shall have the general and active supervision and direction over the business and affairs of the Corporation and over its general officers, subject, however, to the direction of the Chairman of the Board. The President shall see that all orders and directions of the shareholders, the Board and the Chairman of the Board are carried into effect. He may sign, execute and deliver, in the name of and on behalf of the Corporation, all certificates, deeds, mortgages, bonds, contracts and other instruments authorized by the Board, except in cases where the signing, execution and delivery thereof shall be expressly delegated by the Board, the Chairman of the Board or these By-Laws to some other officer or agent of the Corporation or except as otherwise provided by statute. He may affix the seal of the Corporation to any instrument, which shall require the corporate seal. In general, he shall perform all duties incident to the office of President and chief administrative officer and such other duties as from time to time may be assigned to him by the Board, the Chairman of the Board or these By-Laws.

     Section 9. Vice Presidents. The Vice President or Vice Presidents of the Corporation, under the direction of the President, shall have such powers and perform such duties as the Board or the President may from time to time prescribe, and shall perform such other duties as may be prescribed in these By-Laws. In case of the absence or inability of the President to act, then the Vice Presidents, in the order designated therefor by the Board, shall have the powers to discharge the duties of the President.

     Section 10. Treasurer. The Treasurer, under the direction of the President, shall have charge of the funds, securities, receipts and disbursements of the Corporation. He shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such banks or trust companies or with such other depositories as the Board may from time to time designate. He shall supervise and have charge of keeping correct books of account of all the Corporation's business and transactions. If required by the Board, he shall give a bond in such sum as the Board may designate, conditioned upon the faithful performance of the duties of his office and the restoration to the Corporation, at the expiration of his term of office, or upon his death, resignation or removal from office, of all books, papers, vouchers, money or other property of whatever kind in his possession belonging to the Corporation. He shall also have such other powers and perform such other duties as pertain to his office, or as the Board or the President may from time to time prescribe.

     Section 11. Assistant Treasurers. In the absence of or disability of the Treasurer, the Assistant Treasurers, in the order designated by the Board, shall perform the duties of the Treasurer, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the Treasurer. They shall also perform such other duties as from time to time may be assigned to them by the Board or the President.

     Section 12. Secretary. The Secretary shall attend all meetings of the shareholders and the Board and shall keep the minutes of all such meetings in a book or books kept by him for that purpose. He shall keep in safe custody the seal of the Corporation, and, when authorized by the Board, he shall affix such seal to any instrument requiring it. He shall also have such other powers and perform such other duties as pertain to his office, or as the Board or the President may from time to time prescribe.

     Section 13. Assistant Secretary. In the absence or disability of the Secretary, the Assistant Secretaries, in the order designated by the Board, shall perform the duties of the Secretary, and when so acting, shall have the powers of, and be subject to all the restrictions upon, the Secretary. They shall also perform such other duties as from time to time may be assigned to them by the Board or the President.

                                    ARTICLE V

                              CERTIFICATES OF STOCK

     Section 1. Issuance of Certificates of Stock. Certificates representing shares of the Corporation's capital stock shall be in such form as shall be determined by the Board and as required by law. They shall be numbered and entered in the books of the Corporation as they are issued, shall exhibit the holder's name and the number of shares and shall be signed by the President or a Vice President, and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may bear the corporate seal. If any such certificate is countersigned (a) by a transfer agent other than the Corporation or its employee, or (b) by a registrar other than the Corporation or its employee, any other signature thereon may be a facsimile, engraved or printed.

     Section 2. Lost or Destroyed Certificates. The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates the Board may in its discretion and as a condition precedent to the issuance thereof require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum and with such surety or sureties as it may direct as indemnity against any claims that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. Worn, defaced and mutilated certificates of stock may be surrendered and cancelled and new certificates in lieu of the same may be issued.

     Section 3. Transfer Agents and Registrars. The Board may appoint one or more transfer agents and one or more registrars. Upon surrender to the Corporation or to a transfer agent of the Corporation of a share certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto and cancel the old certificate and every such transfer of shares shall be entered on the stock books of the Corporation which shall be kept in the office of the Corporation or at the office of one of its transfer agents. The stock books of the Corporation shall contain the names and addresses of all shareholders, the number and class of shares held by each, and the dates when they respectively became the owners of record thereof.

     Section 4. Holder of Record. The Corporation shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of New York.

                                   ARTICLE VI

                               GENERAL PROVISIONS

     Section 1. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend or to receive any other distribution, or for the allotment of any rights, or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of capital shares, or for the purpose of any other action, the Board may fix in advance a date as the record date of any such determination of shareholders, such date in any case to be not more than fifty days and, in case of a meeting of shareholders, not less than ten days prior to the date of such meeting. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend or to receive any other distribution or for any other proper purpose, the close of business on the day next preceding the day on which the notice of the meeting is mailed or the close of business on the day on which the resolution of the Board declaring such dividend or distribution or taking such other action is adopted, as the case may be, shall be the record date of such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

     Section 2. Dividends. The Board may from time to time declare and the Corporation may pay dividends upon its outstanding shares of capital stock, in the manner and upon the terms and conditions provided by law and by the Certificate of Incorporation or other certificate filed pursuant to law relating thereto.

     Section 3. Corporate Seal. The seal of the Corporation shall be in the form of a circle and shall bear the name of the Corporation and the state and year of its incorporation.

     Section 4. Examination of Books and Records. The Board may determine from time to time whether, and to what extent, and at which times and places and under what conditions and regulations, the accounts and books of the
Corporation, or any of them, shall be open to the inspection of the shareholders, and no shareholder shall have any right to inspect any account or book or document of the Corporation, except as provided by the statutes of the State of New York or authorized by the Board.

     Section 5. Voting of Shares in Other Corporations. Unless otherwise provided by resolution adopted by the Board, any shares in any other corporation, which may from time to time be held by the Corporation, may be represented and voted at any shareholders' meetings thereof by the President or one of the Vice Presidents of the Corporation, or by proxy or proxies appointed by the President or one of the Vice Presidents of the Corporation. In addition, the President or one of the Vice Presidents of the Corporation may consent in writing or join in a consent in writing in the name of the Corporation as a holder of such shares to any action taken without a meeting by the shareholders of such corporations.

     Section 6. Fiscal Year. The fiscal year of the Corporation shall be the Saturday nearest to the 31st day of October in each year.

     Section 7. Drafts, Checks, Etc. All checks, drafts or orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents, or person or persons to whom the Board shall have delegated the power, but under such conditions and restrictions as in said resolutions may be imposed. The signature of any officer upon any of the foregoing instruments may be a facsimile whenever authorized by the Board.

                                   ARTICLE VII

                INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

     (a) Indemnification of Directors and Officers. The Corporation shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify any person who is or was made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency, including any action by or in the right of the Corporation to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation is serving or served in any capacity at the request of the Corporation, by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation, or is serving or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement, and expenses (including attorneys' fees, cost and charges) incurred as a result of such action or proceeding, or appeal therein; provided, however, that no indemnification shall be provided to any such person who is a director or officer of the Corporation if a judgment or other final adjudication adverse to such director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

     (b) Indemnification of Others. The Corporation may indemnify any other person to whom the Corporation is permitted to provide indemnification or the advancement of expenses to the fullest extent permitted by applicable law, whether pursuant to rights granted pursuant to, or provided by, the New York Business Corporation Law or other rights created by (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, it being expressly intended that this Article VII authorize the creation of other rights in any such manner.

     (c) Reimbursement and Advances. The Corporation shall, from time to time, reimburse or advance to any person referred to in paragraph (a) of this Article VII the funds necessary for payment of expenses (including attorney's fees, costs and charges) incurred in connection with any action or proceeding referred to in paragraph (a) of this Article VII, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this paragraph (c) shall limit the right of the Corporation, from time to time, to reimburse or advance funds to any person referred to in paragraph (b) of this
Article VII.

     (d) Serving at the Request of the Corporation. Without limitation of any indemnification provided by paragraph (a) of this Article VII, any director or officer of the Corporation serving (i) another corporation, partnership, joint venture or trust of which the majority of the voting power or residual economic interest is held, directly or indirectly, by the Corporation, or (ii) any employee benefit plan of the Corporation or any entity referred to in clause
(i), in any capacity, shall be deemed to be doing so at the request of the Corporation.

     (e) Determination of Entitlement. Any person entitled to be indemnified or to the reimbursement or advancement of expenses as a matter of right pursuant to this Article VII may elect to have the right to indemnification (or advancement of expenses) interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the action or proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time indemnification is sought.

     (f) Contractual Right. The right to be indemnified or to the reimbursement or advancement of expenses pursuant to this Article VII or a resolution authorized pursuant to paragraph (b) of this Article VII (i) is a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof (or of any such resolution) where set forth in a separate written contract between the Corporation and such person, (ii) is intended to be retroactive and shall, to the extent permitted by law, be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto. The Corporation shall not be obligated under this Article VII (including any resolution or agreement authorized by paragraph
(b) of this Article VII) to make any payment hereunder (or under any such resolution or agreement) to the extent the person seeking indemnification hereunder (or under any such resolution or agreement) has actually received payment (under any insurance policy, resolution, agreement or otherwise) of the amounts otherwise indemnifiable hereunder (or under any such resolution or agreement).

     (g) Judicial Claims. If a request to be indemnified or for the reimbursement or advancement of expenses pursuant to paragraph (a) or (c) of this Article VII is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or shareholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or shareholders) that the claimant is not entitled to indemnification or reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

     (h) Successor Corporation. For purposes of this Article VII, the term "the Corporation" shall include any legal successor to the Corporation, including any corporation which acquires all or substantially all of the assets of the Corporation in one or more transactions.

     (i) Nonexclusivity. The rights granted pursuant to or provided by the foregoing provisions of this Article VII shall be in addition to and shall not be exclusive of any other rights to indemnification and expenses to which such person may otherwise be entitled by law, contract or otherwise.

                                  ARTICLE VIII

                                   AMENDMENTS

     Section 1. By Shareholders. The By-Laws may be amended, repealed or adopted by a majority vote of the stock entitled to vote present or represented at any annual or special meeting of the shareholders at which a quorum is present or represented, provided notice of the proposed action shall have been contained in the notice of the meeting.

     Section 2. By Directors. Except as otherwise provided by law, by the Certificate of Incorporation or other certificate filed pursuant to law, the By-Laws also may be amended, repealed or adopted by the affirmative vote of a majority of the Board at any meeting of the Board or by the unanimous written consent of the Board in lieu of any such meeting, except with respect to special meetings of the shareholders, and the election and term of office of directors. In addition, any amendments to the By-Laws adopted by the Board must be affirmed by the shareholders at the next annual meeting following such amendment.

                                   ARTICLE IX

                      SHAREHOLDER NOMINATIONS OF DIRECTORS

     Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of persons for election to the Board of the Corporation may be made at a meeting of shareholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board or by any shareholder of the Company entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Article IX. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary, Harvey Electronics, Inc. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days nor more than 120 days prior to the meeting. Such shareholder's notice to the Secretary shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Schedule 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice (i) the name and record address of the shareholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth herein.

     The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

                                    ARTICLE X

                     ADVANCE NOTICE OF SHAREHOLDER-PROPOSED
                           BUSINESS AT ANNUAL MEETINGS

     At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, otherwise properly brought before the meeting by or at the direction of the Board, or otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary, Harvey Electronics, Inc. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 60 days nor more than 120 days prior to the meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

     Notwithstanding anything in the By-laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article X, provided, however, that nothing in this Article X shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

     The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article X, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

APPENDIX L
----------

                        CHARTERED CAPITAL ADVISERS, INC.
                                145 FOURTH AVENUE
                            NEW YORK, NEW YORK 10003
                    (212) 505-9743           (212) 533-9680 FAX


                                 April 28, 2006



Board of Directors
Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ 07071

Dear Members of the Board of Directors:

     We understand that the board of directors (the "Board") of Harvey Electronics, Inc. ("Harvey" or the "Company") is evaluating a transaction (the "Purchase Agreement") that has been proposed in which an independent investor group (the "Investors") led by Trinity Investment Partners LLC ("Trinity") would invest $4,000,000 in Harvey. The consideration that the Investors would receive consists of:

     (i) Newly issued Series B Preferred Stock (the "Preferred Stock") that is convertible into an aggregate of 5,714,286 shares of Harvey's common stock at a price of $0.70 per share. Dividends on the Preferred Stock are payable annually in cash or common stock, at the option of Harvey, at an annual rate of 8% of the stated value of the Preferred Stock.

     (ii) Newly issued Series A Warrants, exercisable over the next seven years, that enable the warrant holders to purchase an aggregate of 1,714,285 shares of Harvey common stock at a price of $1.40 per share.

     In connection with the Purchase Agreement, the Company has entered into a consulting agreement (the "Consulting Agreement") whereby Trinity would receive:

     (i)  Fees and reimbursement for expenses aggregating $250,000.

     (ii) A newly issued Series B Warrant, exercisable over the next seven years, that enables warrant holders to purchase an aggregate of 2,000,000 shares of Harvey's common stock at a price of $0.70 per share.

     (iii) A newly issued Series C Warrant, exercisable over the next seven years, that enables warrant holders to purchase an aggregate of 3,500,000 shares of Harvey's common stock. The Series C Warrant is comprised of ten equal tranches, each of which enables the warrant holders to purchase 350,000 shares of Harvey's common stock, at graduated exercise prices of $0.80 to $1.70 per share, increasing by $0.10 per share for each of the ten tranches.

     For its role as placement agent, vFinance Investments, Inc. ("vFinance")(1) will receive:

     (i)  Fees and reimbursement for expenses aggregating $50,000.

     (ii) A newly issued Series B Preferred Stock that is convertible into 500,000 shares of Harvey's common stock at a price of $1.40 per share.

    (iii) A newly issued Series A Warrant entitling the holder to purchase 500,000 shares of Harvey common stock at a price of $1.40 per share.

     Harvey has agreed to file a registration statement with the Securities and Exchange Commission ("SEC") in order to register the shares issuable upon the exercise of the Series A Warrants and the conversion into common stock of the Series B Preferred Stock. Six months following the effective date of the registration statement pertaining to the Series A Warrants and the Series B Preferred Stock the Company is required, pursuant to the Consulting Agreement, to register with the SEC the shares issuable in connection with the Series B Warrant and the Series C Warrant. In the event that Harvey fails to consummate the Purchase Agreement and the Consulting Agreement by October 17, 2006 due to its acceptance of a competing offer for a change-in-control transaction, it would be obligated to pay the Investors and Trinity a breakup fee aggregating $700,000. Cash transaction expenses associated with this financing are expected by Harvey's management ("Management") to approximate $500,000.



(1)  Principals of one of the Investors are affiliated with vFinance.

     Upon the consummation of the Purchase Agreement, the founder of Trinity will become the Chairman of Harvey. As consideration for his services as Chairman of Harvey, he will receive a one-year employment contract under which he will receive a salary of $150,000, and quarterly bonus of $50,000, all of which will be payable in warrants to purchase up to 1,000,000 shares Harvey's common stock. The board of directors of Harvey will be reconstituted, and the majority will consist of individuals elected by the Investors and Trinity. Four members of Harvey's management will waive certain change-in-control provisions associated with their severance agreements. As consideration for their waivers, they will each receive quarterly retention bonuses of between $5,000 and $10,000 over the next ten quarters.

     The Board has requested our opinion as to the fairness of the Purchase Agreement and the Consulting Agreement (collectively, the "Transaction"), taken as a whole, from a financial point of view, to the shareholders of Harvey. Chartered Capital Advisers, Inc. ("CCA") is customarily engaged in the valuation of securities and other financial advisory work in connection with mergers & acquisitions, recapitalizations, private placements, financial restructuring, shareholder transactions, estate and gift taxes, litigation, and for other purposes.

     In connection with rendering our opinion we have, among other things:

     (i) Conferred with Management and its legal advisors, as well as with the founder of Trinity;

     (ii) Reviewed various documents prepared by or in connection with the Company including, but not limited to:

          o    Form 8-K filed with the SEC as of April 17, 2006;
          o Form 10-Q filed with the SEC for the quarter ended January 28, 2006;
          o Forms 10-K filed with the SEC for the nine years ended October 29, 2005;
          o    Form 14-A filed with the SEC as of September 30, 2005;
          o Tender Offer Statement filed with the SEC by Modern Technology Group, Inc. as of April 5, 2006 and press releases relating thereto; o Schedule 14D-9 filed with the SEC as of April 17, 2005;
          o    Securities  Purchase  Agreement  signed by Harvey as of April 17,
               2006;
          o    Amended and Restated Certificate of Incorporation;
          o    Series A Common Stock Purchase Warrant;
          o    Series B Common Stock Purchase Warrant;
          o    Series C Common Stock Purchase Warrant;
          o    Registration Rights Agreement dated April 17, 2006;
          o    Employment Agreement between the Company and D. Andrew Stackpole;
          o    Consulting Agreement with Trinity;
          o Placement Agent Agreement between the Company and vFinance Investments, Inc.;
          o    Term sheet as of April 24, 2006 summarizing the Transaction;
          o    Press releases;
          o    Financial projections prepared by Management; and
          o    Management information reports;

    (iii) Analyzed the historical stock prices and trading volume of Harvey;

     (iv) Analyzed the historical financial performance and financial condition of Harvey and the historical performance of its stores;

     (v) Considered the Company's current capitalization, loan facilities, and risks relating thereto;

     (vi) Considered the potential impact of the Transaction on the Company, including but not limited to:

          o    Increased working capital;
          o    Ability to pay down debt and interest savings relating thereto;
          o    Increased financial resources to open and remodel stores;
          o Improved access to capital through the Company's relationship with Trinity;
          o Potential to implement growth plans that the Company has lacked the financial resources to pursue;
          o Need for the Company to grow to justify the costs of being a public company and to enhance its ability to use its common stock as a currency for acquisitions;
          o Potential contributions to the Company of the accomplished executives who would join the Company's board of directors once the Transaction is completed; and
          o    Cash costs and potential dilution;

    (vii) Considered the historical experience of Management in exploring capital infusions and other potential transactions;

  (viii) Considered the potential perspectives of the Company and its investment prospects from the vantage point of investors capable of committing to Harvey a financing of the magnitude reflected in the Purchase Agreement;

     (ix) Considered the cyclicality and evolving nature of the Company's industry, and its potential inability to raise capital on reasonable terms if it were to attempt to raise capital under more adverse circumstances;

     (x) Considered the relative values of consideration to be provided by the Investors and consideration to be provided in the Transaction by the Company, after evaluating:

          o    Conversion price of the Preferred Stock;
          o    Exercise  prices and effects of cash  infusions from the Series A
               Warrants, the Series B Warrants; and the Series C Warrants;
          o    Historical  stock  price and trading  volume of  Harvey's  common stock;
          o Discounts below market value that are customary in private investments of public equity in relevant transactions;
          o Various valuation benchmarks, including capitalization multiples of benchmark companies, capitalization multiples paid in relevant merger & acquisition transactions, discounted cash flow analysis; and net asset value;
          o    Fees and expenses in relevant transactions; and
          o The breakdown of fees from the Transaction between cash and noncash consideration to be paid by the Company; and

     (xi) Considered such other information,  financial studies, and analyses as
          we  deemed  relevant,  and  performed  such  analyses,   studies,  and
          investigations as we deemed appropriate.

     Chartered Capital Advisers has assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us that was obtained from Management and from public sources that are routinely used in our profession. We have assumed that: (i) the representations of Management and its advisors have been made in good faith, and that they reflect the best currently available Management judgments as to the matters covered;
(ii) Harvey would be able to obtain any consent from its lender and/or any other creditors to effect the Purchase Agreement; and (iii) that the Company would not incur any income taxes or other material costs other than those described above in connection with the Transaction.

     Our opinion is necessarily based upon economic, market, and other conditions as in effect on, and the information made available to us as of, the date hereof. CCA disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion which may come up or be brought to our attention after the date hereof. Notwithstanding and without limiting the foregoing, in the event that there is any change of fact or matter affecting our opinion after the date hereof and prior to the consummation of the Purchase Agreement, CCA reserves the right to change, modify, or withdraw this letter.

     Our opinion is limited to the fairness of the Transaction, taken as a whole, as of the date hereof, from a financial point of view, to the shareholders of Harvey. This opinion should not be construed as a valuation opinion, credit rating, solvency opinion, an analysis of the Company's credit worthiness, or otherwise as tax advice, accounting advice, or investment advice. This opinion should not be construed as creating any fiduciary duty on CCA's part to any party. We are not expressing any opinion as to the market price or value of Harvey's common stock, or its prospective value after the Transaction is completed. We make no representations regarding the business decision to seek a capital infusion, or the fairness of the Transaction to the lenders or other creditors of Harvey. This letter is not intended to substitute for the Board's exercise of its own business judgment in reviewing the Transaction.

     It is understood that this opinion is for the information of the Board in connection with the proposed Purchase Agreement, and may not be used for any other purpose without our prior written consent, except that it may be included in its entirety in any filing made by the Company with the SEC in connection with the proposed Purchase Agreement, and the Company may summarize or otherwise reference the existence of this opinion in such documents provided that any such summary or reference language shall be subject to the prior approval of CCA. This opinion is not a recommendation as to how any stockholders should vote or act with respect to any matters pertaining to the proposed Purchase Agreement, or whether to proceed with the Purchase Agreement or any related transaction, nor does it indicate that the consideration paid is the best possible attainable under any circumstances. The decision as to whether to proceed with the proposed Purchase Agreement or any related transaction may depend on an assessment of factors unrelated to the financial analyses on which our opinion is based.

     Based upon and subject to the foregoing considerations, it is our opinion that, as of the date hereof, the Transaction is fair, taken as a whole, from a financial point of view, to the shareholders of Harvey.

     The foregoing opinion is to be used solely for the information and assistance of Harvey. Accordingly, it is understood that no person other than Harvey and its officers, directors, and shareholders shall be allowed to use or rely upon this opinion.

                                  Yours truly,

                                  CHARTERED CAPITAL ADVISERS, INC.


                                  Ronald G. Quintero, CPA, CFA, ABV, CDBV
                                  Managing Director

APPENDIX M
----------

                               AMENDMENT NO. 1 TO

                          SECURITIES PURCHASE AGREEMENT

     This Amendment No. 1 to Securities Purchase Agreement (this "Amendment") is dated as of September 8, 2006, by and among Harvey Electronics, Inc., a New York corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

     WHEREAS, the parties previously entered into a Securities Purchase Agreement dated as of April 17, 2006 (the "Purchase Agreement") and related transaction documents annexed as exhibits to the Company's definitive proxy statement (the "Proxy Statement") filed with the Securities and Exchange
Commission on May 26, 2006 (such related transaction documents, together with the Purchase Agreement, are referred to herein as the "Transaction Documents") in connection with the purchase by the Purchasers of securities of the Company, all as more fully described in the Purchase Agreement;

     WHEREAS, the parties desire to amend the Transaction Documents as set forth herein and to consummate the transactions described in the Transaction Documents in accordance with the terms of the Transaction Documents, as amended.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

1. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Transaction Documents.

2.   The Purchase Agreement is hereby amended as follows:

     a. Section 2.3(a)(iv) shall be added to read as follows: "(iv) Shareholder Approval shall have been obtained for the Company's proposed one-for-four reverse stock split of the Company's outstanding Common Stock."

     b. Section 2.3(b)(vii) shall be amended to read as follows: "(vii) D. Andrew Stackpole, Ron Jones, Charles Berger, and three other Directors to be appointed by the Purchasers shall have each been appointed as members of the Board of Directors of the Company;"

     c. Section 2.3(b)(xv) shall be added to provide as follows: "(xv) the Company shall prepare and deliver to the Purchasers and Trinity an operational and financial restructuring plan acceptable to the Purchasers and Trinity in their sole discretion."

     d. Section 4.12(c) shall be amended to change the date "August 15, 2006" contained therein to read "October 28, 2006."

     e. Section 5.1 shall be amended to change the date "August 31, 2006" contained therein to read "November 15, 2006."

3. The parties hereto acknowledge that, in an effort to address Nasdaq voting rights rules, following the consummation of the Purchase Agreement, the Purchasers will have the right to appoint six of nine directors of the Company, instead of six of seven, as provided in the Purchase Agreement. The parties further acknowledge and agree that, if the Transaction is approved by the Company's stockholders, they shall take all reasonable or necessary steps to achieve this result, and the Transaction Documents shall be deemed modified and amended in accordance with the same.

4. The parties hereto acknowledge that, in an effort to maintain compliance with Nasdaq Marketplace Rules and regain compliance with minimum bid price requirements, the Company has proposed a one-for-four reverse stock split (the "Reverse Split"). The parties further acknowledge and agree that, in the event the Reverse Split is approved by the Company's shareholders and implemented by the Company's Board of Directors and officers, each of the Transaction Documents shall be automatically modified and amended to reflect the Reverse Split.

5. To the extent the terms and conditions of the Transaction Documents are not specifically modified by this Amendment, such terms and conditions shall continue in full force and effect.

6. This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. No party may assign this Amendment without the express prior written consent of the other parties hereto.

7. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

8. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, and all of which, when taken together, shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  [SIGNATURES CONTAINED ON THE FOLLOWING PAGES]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

HARVEY ELECTRONICS, INC.                          Address for Notice:
                                                  -------------------

By:     /s/ Michael E. Recca                      205 Chubb Avenue
    ----------------------------------
     Name: Michael E. Recca                       Lyndhurst, NJ 07071
     Title:   Chairman                            Facsimile: (201) 842-0660

With a copy to (which shall not constitute notice):

Ruskin Moscou Faltischek, P.C.
1425 Reckson Plaza
East Tower, 15th Floor
Uniondale, NY 11556
Attn: Seth I. Rubin, Esq.
Facsimile: (516) 663-6891



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above and by their signature do hereby agree to purchase the amount of securities described below.


Name of Purchaser:   Arnold E. Spangler

Signature of Authorized Signatory of Purchaser:     /s/ Arnold E. Spangler
                                                -----------------------------

Name of Authorized Signatory:  ________________________

Title of Authorized Signatory: ________________________

Subscription Amount: $50,000
Shares of Preferred Stock:  50
Warrant Shares: 21,428.5



                           [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above and by their signature do hereby agree to purchase the amount of securities described below.


Name of Purchaser:   David Andrew Stackpole

Signature of Authorized Signatory of Purchaser:   /s/ David Andrew Stackpole
                                                -------------------------------

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: ________________________

Subscription Amount: $150,000
Shares of Preferred Stock:  150
Warrant Shares: 64,285



                           [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above and by their signature do hereby agree to purchase the amount of securities described below.


Name of Purchaser:   Charles M. Berger

Signature of Authorized Signatory of Purchaser:     /s/ Charles M. Berger
                                                -----------------------------

Name of Authorized Signatory  _________________________

Title of Authorized Signatory: __________________________

Subscription Amount: $50,000
Shares of Preferred Stock:  50
Warrant Shares: 21,428.5




                           [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above and by their signature do hereby agree to purchase the amount of securities described below.


Name of Purchaser:   DKR SoundShore Oasis Holding Fund Ltd.

Signature of Authorized Signatory of Purchaser:    /s/ Barbara Burger
                                                --------------------------

Name of Authorized Signatory:  Barbara Burger

Title of Authorized Signatory:  Director

Subscription Amount: $3,000,000
Shares of Preferred Stock:  3,000
Warrant Shares: 1,285,714.3




                           [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above and by their signature do hereby agree to purchase the amount of securities described below.


Name of Purchaser:  Scott Galloway

Signature of Authorized Signatory of Purchaser:    /s/ Scott Galloway
                                                 -------------------------

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Subscription Amount: $150,000
Shares of Preferred Stock:  150
Warrant Shares: 64,285.7



                           [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above and by their signature do hereby agree to purchase the amount of securities described below.


Name of Purchaser:  Harborview Master Fund L.P.

Signature of Authorized Signatory of Purchaser:    /s/
                                                -------------------------------

Name of Authorized Signatory:  Navigator Management Ltd.

Title of Authorized Signatory:  Authorized Signatory

Subscription Amount: $500,000
Shares of Preferred Stock:  500
Warrant Shares: 214,285.7



                           [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above and by their signature do hereby agree to purchase the amount of securities described below.


Name of Purchaser:  Peter N. Larson

Signature of Authorized Signatory of Purchaser:     /s/ Peter N. Larson
                                                ----------------------------

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Subscription Amount: $50,000
Shares of Preferred Stock:  50
Warrant Shares: 21,428.5



                           [SIGNATURE PAGES CONTINUE]

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above and by their signature do hereby agree to purchase the amount of securities described below.


Name of Purchaser:  Pamela Singleton

Signature of Authorized Signatory of Purchaser:   /s/ Pamela Singleton
                                                --------------------------

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Subscription Amount: $50,000
Shares of Preferred Stock:  50
Warrant Shares: 21,428.5

APPENDIX N
----------

                        Trinity Investment Partners, LLC





                                                  September 8, 2006


Joseph J. Calabrese
Chief Financial Officer
Harvey Electronics, Inc.
205 Chubb Avenue
Lyndhurst, NJ  07071

Dear Joe:

     This letter  agreement  shall serve to amend the Consulting  Agreement (the
"Consulting   Agreement")  dated  April  17,  2006  between  Trinity  Investment
Partners, LLC ("Trinity") and Harvey Electronics, Inc. (the "Company").

     In recognition of the additional services provided by Trinity to the Company in connection with the Financing, the Company agrees to pay to Trinity an additional $100,000 in cash upon receipt of funds in connection with the Financing. In addition, the six-month period referenced in the paragraph under the caption "Fee Arrangements" in the Consulting Agreement shall commence on the date hereof. All capitalized terms used herein shall be given the meanings ascribed thereto in the Consulting Agreement

     To the extent the terms and conditions of the Consulting Agreement are not specifically modified by this Amendment, such terms and conditions shall continue in full force and effect, including but not limited to the indemnification attached as Appendix A to the Consulting Agreement which shall also apply to this Amendment.

     This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

     This Amendment may be executed in one or more counterparts, each of which shall be considered an original, and all of which, when taken together, shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                                        Trinity Investment Partners, LLC

                                        By:   /s/ D. Andrew Stackpole
                                            -----------------------------------
                                            Name:    D. Andrew Stackpole
                                                     Title:   Managing Partner


Agreed and Accepted:

     Harvey Electronics, Inc.

By:    /s/ Michael E. Recca
       -------------------------------------
       Name:    Michael E. Recca
       Title:   Chairman of the Board